Document And Entity Information	12 Months Ended
Dec. 31, 2012
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Trading Symbol	NEWL
Entity Common Stock, Shares Outstanding	0
Entity Registrant Name	NewLead Holdings Ltd.
Entity Central Index Key	0001322587
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer

CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
ASSETS
Cash and cash equivalents	$ 1,043	$ 5,119
Restricted cash	1,311	250
Trade receivables, net	3,586	12,522
Other receivables	4,980	3,398
Due from related parties	5	82
Inventories	81	1,686
Prepaid expenses	646	2,520
Backlog asset	0	2,404
Deferred charges, net	573	5,742
Total current assets	12,225	33,723
Restricted cash	31	31
Investments in Joint Ventures	1,040	0
Vessels under construction	0	7,055
Advance for acquisition of coal property	11,000	0
Assets held for sale	0	86,082
Vessels and other fixed assets, net	37,503	269,519
Backlog asset	0	342
Total non-current assets	49,574	363,029
Total assets	61,799	396,752
LIABILITIES AND SHAREHOLDERS' EQUITY
Current portion of long-term debt	78,739	339,722
Accounts payable, trade	13,434	38,927
Senior convertible notes, net	62,552	53,391
Accrued liabilities	10,660	32,489
Capital lease obligations	0	107,527
Promissory notes payable	11,000	0
Deferred income	0	2,111
Derivative financial instruments	767	8,808
Due to related parties	90	445
Due to managing agent	184	184
Total current liabilities	177,426	583,604
Non-current liabilities
Unearned profit	0	9,083
Deferred income	0	800
Other non-current liabilities	0	5,699
Total non-current liabilities	0	15,582
Total liabilities	177,426	599,186
Commitments and contingencies
Shareholders' equity
Preference Shares, $0.01 par value, 500 million shares authorized, none issued	0	0
Common Shares, $0.01 par value, 1 billion shares authorized, 397.1 million and 7.8 million shares issued and outstanding as of December 31, 2012 and December 31, 2011, respectively	3,971	79
Additional paid-in capital	696,796	209,956
Accumulated deficit	(815,031)	(412,469)
Total NewLead Holdings' shareholders' deficit	(114,264)	(202,434)
Noncontrolling interest	(1,363)	0
Total shareholders' equity	(115,627)	(202,434)
Total liabilities and shareholders' equity	$ 61,799	$ 396,752

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Preferred stock, par value (in dollars per share)	$ 0.01	$ 0.01
Preferred stock, shares authorized	500,000,000	500,000,000
Preferred stock, shares issued	0	0
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	397,118,378	7,837,649
Common stock, shares, outstanding	397,118,378	7,837,649

CONSOLIDATED STATEMENTS OF OPERATIONS (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
OPERATING REVENUES	$ 8,928	$ 12,220	$ 17,438
EXPENSES:
Commissions	(107)	(150)	(436)
Voyage expenses	(158)	(146)	(4,799)
Vessel operating expenses	(3,266)	(2,928)	(9,714)
General and administrative expenses	(8,249)	(16,521)	(15,311)
Depreciation and amortization expenses	(6,564)	(8,180)	(4,237)
Impairment losses	(7,054)	(83,950)	(39,515)
Gain on sale of vessels, net	0	0	1,168
Management fees	0	0	(715)
Total Expenses	(25,398)	(111,875)	(73,559)
Operating loss from continuing operations	(16,470)	(99,655)	(56,121)
OTHER (EXPENSES) / INCOME, NET:
Interest and finance expense	(86,549)	(22,672)	(18,550)
Loss on extinguishment of convertible notes	(293,109)	0	0
Interest income	0	68	532
Other (expense) / income, net	(3,528)	(1,457)	1
Change in fair value of derivatives	0	0	1,592
Total other expenses, net	(383,186)	(24,061)	(16,425)
Loss before equity in net earnings in Joint Ventures	(399,656)	(123,716)	(72,546)
Loss from investments in Joint Ventures	(2,469)	0	0
Loss from continuing operations	(402,125)	(123,716)	(72,546)
Loss from discontinued operations	(1,800)	(166,679)	(13,803)
Net loss	(403,925)	(290,395)	(86,349)
Less: Net loss attributable to the noncontrolling interest	1,363	0	0
Net loss attributable to NewLead Holdings' Shareholders	$ (402,562)	$ (290,395)	$ (86,349)
Loss per share:
Continuing operations (in dollars per share)	$ (2.5)	$ (16.69)	$ (10.42)
Discontinued operations (in dollars per share)	$ (0.01)	$ (22.49)	$ (1.99)
Total (in dollars per share)	$ (2.51)	$ (39.18)	$ (12.41)
Weighted average number of shares:
Basic and diluted (in shares)	160,921,728	7,411,600	6,958,903

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (USD $) In Thousands, except Share data	Total USD ($)	Common Stock [Member]	Share Capital [Member] USD ($)	Additional Paid-in Capital [Member] USD ($)	Retained Earnings [Member] USD ($)	Total NewLead Holdings' Shareholders' Equity [Member] USD ($)	Noncontrolling Interest [Member] USD ($)
Balance at Dec. 31, 2009	$ 160,659		$ 67	$ 196,317	$ (35,725)	$ 160,659	$ 0
Balance (in shares) at Dec. 31, 2009		6,615,000
Net loss	(86,349)		0	0	(86,349)	(86,349)	0
Issuance of common shares	0		0	0	0	0	0
Issuance of common shares (in shares)		13,000
Shares issued for business acquisition	5,210		7	5,203	0	5,210	0
Shares issued for business acquisition (in shares)		700,000
Issuance of warrants	4,081		0	4,081	0	4,081	0
Share-based compensation	2,680		0	2,680	0	2,680	0
Balance at Dec. 31, 2010	86,281		74	208,281	(122,074)	86,281	0
Balance (in shares) at Dec. 31, 2010		7,328,000
Net loss	(290,395)		0	0	(290,395)	(290,395)	0
Issuance of common shares	87		0	87	0	87	0
Issuance of common shares (in shares)		37,000
Share-based compensation	1,593		5	1,588	0	1,593	0
Share-based compensation (in shares)		473,000
Balance at Dec. 31, 2011	(202,434)		79	209,956	(412,469)	(202,434)	0
Balance (in shares) at Dec. 31, 2011		7,838,000
Net loss	(403,925)		0	0	(402,562)	(402,562)	(1,363)
Issuance of common shares	1,024		7	1,017	0	1,024	0
Issuance of common shares (in shares)		731,000
Issuance of common shares - settlement of liabilities	486,285		3,853	482,432	0	486,285	0
Issuance of common shares - settlement of liabilities (in shares)		385,305,000
Issuance of warrants	1,015		0	1,015	0	1,015	0
Share-based compensation	2,408		32	2,376	0	2,408	0
Share-based compensation (in shares)		3,245,000
Balance at Dec. 31, 2012	$ (115,627)		$ 3,971	$ 696,796	$ (815,031)	$ (114,264)	$ (1,363)
Balance (in shares) at Dec. 31, 2012		397,119,000

CONSOLIDATED STATEMENTS OF CASH FLOWS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
OPERATING ACTIVITIES:
Net loss	$ (403,925)	$ (290,395)	$ (86,349)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,989	36,945	30,028
Impairment losses	7,054	234,109	39,515
Provision for doubtful receivables	618	243	316
Amortization and write-off of deferred financing costs	5,733	7,930	3,728
Amortization of deferred charter revenue	0	(568)	(3,194)
Amortization of backlog asset	1,603	8,697	13,890
Amortization of the beneficial conversion feature	71,561	8,161	5,942
Change in fair value of derivative financial instruments	(564)	(1,153)	(8,449)
Gain on disposal of vessels and release of debt (non-cash)	(33,005)	0	0
Payments for dry-docking / special survey costs	(985)	(6,650)	(3,548)
Share-based compensation	2,412	1,582	2,680
Warrants compensation expense	1,015	0	0
Loss on equity settlement	342,985	0	0
Discounts from suppliers	(1,355)	0	0
Gain on sale of vessels	(16,258)	(13,363)	(938)
Loss from investments in Joint Ventures	2,469	0	0
(Increase) decrease in:
Trade receivables	8,127	(6,740)	(927)
Other receivables	(1,583)	(1,211)	676
Inventories	1,389	1,300	617
Prepaid expenses	1,208	(611)	700
Due from/to managing agent	0	489	(2,712)
Due from/to related parties	275	330	(668)
Increase (decrease) in:
Accounts payable, trade	(2,866)	5,344	(823)
Accrued liabilities	(70)	11,638	(938)
Deferred income	(2,911)	834	769
Net cash used in operating activities	(11,084)	(3,089)	(9,685)
INVESTING ACTIVITIES:
Vessel acquisitions	0	(23,863)	(1,601)
Vessels under construction	(185)	(89,364)	(45,126)
Advances for vessel acquisition	0	0	(3,177)
Joint Ventures	(2,486)	0	0
Restricted cash for vessel installment payments	0	11,033	(11,033)
Cash acquired through business acquisition, net of cash paid	0	0	1,561
Cash surrendered through subsidiaries' foreclosure	(665)	0	0
Other fixed asset acquisitions	0	(190)	(76)
Proceeds from the sale of vessels	85,172	32,772	37,263
Net cash provided by / (used in) investing activities	81,836	(69,612)	(22,189)
FINANCING ACTIVITIES:
Principal repayments of long-term debt	(76,203)	(94,879)	(482,243)
Proceeds from long-term debt	3,000	51,318	419,445
Restricted cash for debt repayment	(1,061)	31,992	(21,038)
Proceeds from the sale and leaseback of vessels	0	26,600	86,800
Capital lease payments	0	(4,040)	(1,833)
Payments for deferred charges	(564)	(702)	(7,982)
Proceeds from issuance of common shares	0	0	1
Net cash (used in) / provided by financing activities	(74,828)	10,289	(6,850)
Net decrease in cash and cash equivalents	(4,076)	(62,412)	(38,724)
Cash and cash equivalents
Beginning of year	5,119	67,531	106,255
End of period	1,043	5,119	67,531
Supplemental Cash Flow information:
Interest paid, net of capitalised interest	7,875	30,642	23,684
Issuance of common shares for business combination	0	0	5,210
Issuance of common shares for investment in Joint Ventures	1,024	0	0
Release of liabilities for vessels under construction	9,179	0	0
Release of debt related to vessels under construction	5,492	0	0
Disposal of vessels applied to related debt	105,498	0	0
Disposal of vessels applied to capital lease obligations	30,481	0	0
Issuance of common shares for settlement of 7% Notes	138,111	0	0
Capital lease obligations settled with common shares and 4,5% convertible note	58,057	0	0
Release of purchase option liabilities	2,194	0	0
Assets and liabilities disposed of by foreclosure:
- Vessels	93,993	0	0
- Long-term debt	76,836	0	0
- Capital lease obligations	26,301	0	0
- Disposed other assets / liabilities, net	12,546	0	0
Issuance of common shares to settle accounts payable	11,694	0	0
Issuance of warrants for deferred charges	0	0	957
Assets disposed in connection with assumed acquisitions	0	0	8,501
Assets acquired and liabilities assumed under asset acquisitions:
- Acquired advances for vessels under construction	0	0	29,315
- Vessels and other fixed assets, net acquired	0	0	81,110
- Long-term debt assumed	0	0	118,868
Acquired other assets / liabilities, net	0	0	40,098
Assets acquired and liabilities assumed under business acquisitions:
- Vessels and other fixed assets, net acquired	0	0	143,808
- Long-term debt assumed	0	0	154,475
- Other assets and liabilities, net acquired	0	0	36
Progress payment payable for vessels under construction	0	8,873
Sale of vessels applied to related debt	$ 0	$ 64,532

CONSOLIDATED STATEMENTS OF CASH FLOWS (Parenthetical)	12 Months Ended
Dec. 31, 2012
Issuance Of Common Shares Settlement	7.00%
Capital Lease Obligations Settled With Convertible Note	4.50%

DESCRIPTION OF BUSINESS	12 Months Ended
Dec. 31, 2012
DESCRIPTION OF BUSINESS
DESCRIPTION OF BUSINESS
1. DESCRIPTION OF BUSINESS

NewLead Holdings Ltd. (the “Company” or “NewLead”) was incorporated on January 12, 2005.

NewLead has historically been an international shipping company, and is now an international, vertically integrated shipping and commodity company. As of December 31, 2012, the Company owns two dry bulk vessels and manages two double-hulled product tankers owned by third parties. NewLead’s principal activity is the ownership and operation of dry bulk vessels and the operation of product tankers owned by third parties that transport a variety of refined petroleum products and a wide array of unpackaged cargo world-wide. In addition, under specific management agreements, the Company performs part of the commercial, the technical and the operational management of vessels owned by a third party.

In April 2012, a wholly-owned U.S. subsidiary of the Company entered into a joint venture agreement with J Mining & Energy Group to purchase thermal coal (used in power plants for electricity generation) located in Kentucky, USA. The joint venture has entered into agreements to purchase certain quantities of thermal coal with specified minimum qualities (after processing at the mine by the mine operator) over a five-year period. The Company expects to market and distribute the thermal coal to end users or distributors, located primarily in Asia, and transport it using the Company’s vessels. In connection with entering into the joint venture arrangement, the Company’s U.S. subsidiary was converted from a Delaware limited liability company into a Delaware corporation and its name was changed from NewLead Holdings (US) LLC to NewLead Holdings (US) Corp. In addition, in April 2012, NewLead entered into an agreement for the establishment of a new entity, NewLead Mojave Holdings LLC. The Company contributed to the capital of the new entity 100% of NewLead Holdings (US) Corp. share capital, while Mojave Finance Inc. agreed to make available a loan of $3,000 to NewLead Holdings (US) Corp. The Company controls 52% of NewLead Mojave Holdings LLC.

Up to the date of issuance of these financial statements, the Company has completed the negotiations with its lenders under the Financing Documents (as defined below) regarding the terms of the Restructuring Proposal (as defined below) presented on November 8, 2011 and finalized the satisfaction and release of the Company’s obligations under certain of its debt agreements and the amendment of the terms of certain other debt agreements. As part of the restructuring efforts, the Company has sold vessels as part of the arrangements with its lenders to reduce and discharge the Company’s obligations. During 2011 and up to the date of issuance of these financial statements, the Company has sold, disposed of or handed control over to its lenders a total of 20 vessels and hulls under construction (or the ownership of the shipowning subsidiaries) in connection with the restructuring plan. To the extent that the Company has sold vessels, the sale proceeds have been used to repay the related debt. See Notes 10, 11, 15, 16, 17 and 25 for a detailed description of certain recent developments relating to the restructuring plan.

In connection with the 2009 recapitalization, the Company issued $145,000 in aggregate principal amount of 7% senior unsecured convertible notes due 2015 (the “7% Notes”). The issuance of the 7% Notes was pursuant to an Indenture dated October 13, 2009, between the Company and Piraeus Bank A.E. (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (as the successor of Cyprus Popular Bank)”), and a Note Purchase Agreement, executed by each of Investment Bank of Greece and Focus Maritime Corp. (“Focus”) as purchasers. In November 2009, Focus Maritime Corp., a company controlled by Mr. Zolotas, the Company’s Chairman and Chief Executive Officer, converted $20,000 of the 7% Notes into approximately 2.2 million new common shares. In connection with the Company’s debt restructuring, on July 2, 2012, the company entered into an agreement with Focus for the conversion of its remaining $124,900 of the 7% Notes, together with interest accrued thereon and future interest payments and an additional fee payable to Focus as an inducement for the conversion, into approximately 264.9 million common shares of the Company. Under the agreement, the Company may not allow debt to equity conversions on more favorable terms to other debtors. As of December 31, 2012, Investment Bank of Greece retained $100 outstanding principal amount of the 7% Notes. The Investment Bank of Greece was also granted warrants to purchase up to 416,667 common shares of the Company at an exercise price of $24.00 per share, with an expiration date of October 13, 2015, in connection with advisory services provided by the Investment Bank of Greece to the Company (refer to Note 16). As a result of this conversion, Focus, as at December 31, 2012, owned approximately 67% of the Company’s outstanding common shares.

Newlead Shipping S.A. (“Newlead Shipping”) is an integrated technical and commercial management company that manages oil tankers as well as dry bulk vessels through its subsidiaries. It provides a broad spectrum of technical and commercial management to all segments of the maritime shipping industry resulting in the Company discontinuing the outsourcing of such services. Newlead Shipping holds the following accreditations:

•
ISO 9001 from American Bureau of Shipping Quality Evaluations for a quality management system that includes consistently providing service that meets customer and applicable statutory and regulatory requirements and enhancing customer satisfaction through, among other things, processes for continual improvement;

•	ISO 14001 from American Bureau of Shipping for environmental management, including policies and objectives targeting legal and other requirements; and

•	Certificate of Company Compliance by the American Bureau of Shipping for safety, quality and environmental requirements of the ABS HSQE guide.

Going concern

The Company has experienced losses, working capital deficiencies, negative operating cash flow and shareholders’ deficiency, which has affected, and which is expected to continue to affect, its ability to satisfy its obligations, despite the Restructuring and the new business arrangements set forth in Note 25 “Subsequent events”. Charter rates for bulkers have experienced a high degree of volatility. Charter hire rates for bulkers continue to be at historical lows.

In connection with the Company’s acquisition of ownership and mineral rights to approximately 7,695 acres of land in Kentucky, USA (the “Kentucky property”), on December 28, 2012, the Company issued promissory notes to RJLT Investments LLC, Williams Industries LLC (“Williams”) and Kentucky Fuel Corporation (“Kentucky”) in the amounts of $1,500, $2,000 and $7,500, respectively, payable in their entirety on January 29, 2013. The Company issued the promissory notes to help facilitate the sale of the Kentucky property from Kentucky to Williams, as the Company has agreed to acquire the Kentucky property from Williams on a closing date subsequent to December 31, 2012. The promissory notes that were issued on December 28, 2012 in the amount of $11,000 are reflected under Promissory notes payable in the consolidated balance sheet. Due to lack of financing, the Company has been unable to meet its obligations and is currently in default under such agreements. To date, the noteholders have not initiated any actions against the Company based upon the continuing defaults. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable for damages and for any and all amounts owed.

In addition, in connection with the Company’s acquisition of ownership and leasehold interests in 18,335 acres in Tennessee, USA (the “Tennessee property”), the Company is required to pay $55,000 ($30,000 was payable on or before February 15, 2013 and $25,000 payable on or before February 15, 2014.) Under the terms of the agreements governing the acquisition, the Company has also agreed to take all reasonable steps to secure financing to close the transaction as soon as possible, and will set a closing date as soon as practicable following a secure commitment of financing, but in any case before the end of the first year following the first lease payment under the agreements. Pursuant to the terms of the agreements, since the transaction has not closed by July 15, 2013, the remaining lease payments will now bear interest at a rate of 6% per annum, payable on the 15th date of each month, until closing occurs. Should closing not occur on or before March 15, 2014, the agreements shall terminate and be of no further force or effect. The Company has been unable to meet the obligations under the agreements, is currently in default under such agreements and no longer has the right to utilize the property. To date, the sellers have not initiated any actions against the Company based upon such continuing defaults. Because the Company has defaulted under the terms of agreements, in June 2013 the Company assigned all rights under permits, mining contracts or other mining assets on the property back to seller. While the Company intends to secure the financing to satisfy the agreements, there can be no assurance that such financing will be secured on favorable terms, or at all. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable to the parties for damages or any and all amounts owed under the agreements, which may adversely affect its business.

Furthermore, due to its economic conditions and operational difficulties, the Company entered into restructuring discussions with the lenders under the facility and credit agreements set forth in Note 15 (Long Term Debt) sections (a) through (h), the holders of the 7% Notes set forth in Note 16 and the counterparties to the Company’s capital leases set forth in Note 17 (Capital Lease Obligations) (collectively, the agreements governing such debt, the “Financing Documents”). As part of those discussions, the Company appointed Moelis & Company (“Moelis”) to act as its financial advisors in respect of an overall restructuring proposal with respect to the Financing Documents. On November 8, 2011, the Company and Moelis presented to each of the lenders under the Financing Documents a commercial presentation which set out a comprehensive global restructuring proposal (the “Restructuring Proposal”), and which included, among other things, proposed amendments to the Financing Documents (including amortization relief and reset of financial covenants). The Company has been engaged in negotiations with its lenders under the Financing Documents regarding the terms of the Restructuring Proposal and as of the date of issuance of this report has completed the restructuring efforts for the Syndicate Facility Agreement, Kamsarmax Syndicate Facility Agreements, Eurobank Credit Facility, Northern Shipping Fund LLC Capital Lease Obligation, Portigon AG (formerly, West LB Bank) Credit Facility, Piraeus Bank Credit Facilities, Handysize Syndicate Facility Agreement, Lemissoler Maritime Company W.L.L. Capital Lease Obligation (all references to the Lemissoler Maritime Company W.L.L. Capital Lease Obligation refer to the agreement entered into with Prime Mountain Shipping Ltd, Prime Lake Shipping Ltd, Prime Time Shipping Ltd and Prime Hill Shipping Ltd, the four affiliate companies of Lemissoler Maritime Company W.L.L., in November 2010, for the sale and immediate bareboat leaseback of four dry bulk vessels comprised of three Capesize vessels, the Brazil, the Australia, and the China, as well as the Panamax vessel Grand Rodosi) and the 7% Notes, subject, in the case of the Syndicate Facility Agreement, final payment of outstanding fees. However, the Company was not able to restructure the credit facility with Piraeus Bank (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (CPB loan)”). Due to the recent economic conditions of the country of Cyprus and the recent acquisition of the Greek branch of Cyprus Popular Bank Public Co. Ltd. by Piraeus Bank A.E. (“Piraeus Bank”), the Company’s restructuring efforts with Piraeus Bank (CPB loan) have experienced difficulties and, as a result, have been delayed. Due to these difficulties, the Company has chosen to treat its negotiations with Piraeus Bank (CPB loan) separately from its restructuring efforts with its other lenders.The Company remains in restructuring negotiations with Piraeus Bank (CPB loan) outside of the Restructuring Proposal. In addition, while the Company has completed its restructuring efforts with the lenders under the Syndicate Facility Agreement, it continues to have an outstanding liability of $129 under the Syndicate Facility Agreement related to loan fees outstanding. While the proceeds from the sale of the four LR1 vessels under the Syndicate Facility Agreement were used to repay the outstanding amounts owed and fees under the agreement, the Company has nevertheless not been formally discharged and released of any and all of its obligations in respect of the Syndicate Facility Agreement due to this outstanding liability. See also Note 25 for a discussion of the recent developments relating to the Company’s restructuring negotiations.

As a further result of the economic conditions and operational difficulties set out above, as of December 31, 2012, the Company was also in default under its credit agreements with Piraeus Bank (CPB loan), Portigon AG, Piraeus Bank and the 4.5% Senior Convertible Note due in 2022 issued to Prime Shipping Holding Ltd (“Prime”) (an affiliate of Lemissoler Maritime Company W.L.L. (“Lemissoler”)) (“4.5% Note”) (refer to Note 17), in respect of certain covenants (including, in some cases, the failure to make amortization and interest payments, the failure to satisfy financial covenants and the triggering of cross-default provisions), as those credit facilities had not yet been restructured and discharged. To date, the Company continues to be in default under the Piraeus Bank (CPB loan) Credit Facility, the 4.5% Note, the Portigon AG Credit Facility, and the Mojave Finance Inc. Credit Facility. These lenders have continued to reserve their rights in respect of such defaults. They have not exercised their remedies at this time; however, they could change their position at any time. As such, there can be no assurance that a satisfactory final agreement will be reached with these lenders, or at all.

Although the Restructuring reduced the Company’s outstanding debt obligations, the Company issued significant additional common shares which diluted its existing shareholders and such additional issuances, individually or in the aggregate, significantly impacted the trading price of the Company’s common shares and may also impact its continued listing on NASDAQ.

As a result of the restructuring process, it will be difficult for the Company to incur additional debt on commercially reasonable terms, even if the Company is permitted to do so under its debt agreements. This may limit the ability of the Company to pursue activities that its management considers to be beneficial to it, which may further impair its financial condition.

All of the above raise substantial doubt regarding the Company’s ability to continue as a going concern.

Long-term debt and the 4.5% Note have been classified as current liabilities due to covenant violations. The covenant violations in long-term debt give lenders the right to call the debt at the balance sheet date, absent waivers. Accordingly, as of December 31, 2012, the Company has reclassified all of its long term debt and 4.5% Note as current liabilities in its consolidated balance sheet, since it has not received waivers in respect of the covenants that were breached at such time. The financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS	12 Months Ended
Dec. 31, 2012
SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS
SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

2. SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

NewLead’s subsidiaries included in these consolidated financial statements were as follows:

		Country of		Statement of operations
Company Name		Incorporation	Nature / Vessel Name	2012	2011	2010
1	Land Marine S.A.	Marshall Islands	Dissolved (1)	—	—	1/1/2010 — 9/15/2010

2	Rider Marine S.A.	Marshall Islands	Dissolved (2)	—	—	1/1/2010 — 4/22/2010

3	Ostria Waves Ltd.	Marshall Islands	Dissolved (3)	—	—	1/1/2010 — 9/7/2010

4	Altius Marine S.A.	Marshall Islands	Vessel owning company (4)	—	1/1/2011 — 12/22/2011	1/1/2010 — 12/31/2010

5	Fortius Marine S.A.	Marshall Islands	Vessel owning company (4)	—	1/1/2011 — 12/22/2011	1/1/2010 — 12/31/2010

6	Ermina Marine Ltd.	Marshall Islands	Vessel owning company (5)	—	—	1/1/2010 — 9/7/2010

7	Chinook Waves Corporation	Marshall Islands	Vessel owning company (6)	—	—	1/1/2010 — 4/15/2010

8	Compass Overseas Ltd.	Bermuda	Vessel owning company (7)	1/1/2012 — 1/31/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

9	Compassion Overseas Ltd.	Bermuda	Vessel owning company (7)	1/1/2012 — 1/31/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

10	Australia Holdings Ltd.	Liberia	Vessel owning company (8)	1/1/2012 — 1/31/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

11	Brazil Holdings Ltd.	Liberia	Vessel owning company (9)	1/1/2012 — 3/19/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

12	China Holdings Ltd.	Liberia	Vessel owning company (10)	1/1/2012 — 2/11/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

13	Curby Navigation Ltd.	Liberia	Foreclosed (11)	1/1/2012 — 3/14/2012	6/13/2011 — 12/31/2011	—

14	Newlead Victoria Ltd.	Liberia	M/V Newlead Victoria	1/1/2012 — 12/31/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

15	Grand Venetico Inc.	Marshall Islands	Vessel owning company (12)	1/1/2012 — 5/8/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

16	Grand Oceanos Inc.	Liberia	Vessel owning company (13)	1/1/2012 — 1/11/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

17	Grand Rodosi Inc.	Liberia	Vessel owning company (14)	1/1/2012 — 2/7/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

18	Challenger Enterprises Ltd.	Liberia	Vessel owning company (15)	1/1/2012 — 7/19/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

19	Crusader Enterprises Ltd.	Liberia	Vessel owning company (15)	1/1/2012 — 7/27/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

20	Newlead Shipping S.A.	Panama	Management company	—	—	—

21	Newlead Bulkers S.A.	Liberia	Management company	—	—	—

22	Santa Ana Waves Corporation	Marshall Islands	Dissolved (16)	—	—	—

23	Makassar Marine Ltd.	Marshall Islands	Dissolved (17)	—	—	1/1/2010 — 1/7/2010

24	Seine Marine Ltd.	Marshall Islands	Dissolved (18)	—	—	1/1/2010 — 1/20/2010

25	Vintage Marine S.A.	Marshall Islands	Dissolved (19)	—	—	—

26	Jubilee Shipholding S.A.	Marshall Islands	Dissolved (19)	—	—	—

27	Olympic Galaxy Shipping Ltd.	Marshall Islands	Dissolved (20)	—	—	—

28	Dynamic Maritime Co.	Marshall Islands	Dissolved (20)	—	—	—

29	AMT Management Ltd.	Marshall Islands	Management company	—	—	—

30	NewLead Holdings (US) Corp. (ex NewLead Holdings (ex Aries Maritime) (US) LLC)	United States of America	Operating company (21)	—	—	—

31	Abroad Consulting Ltd.	Marshall Islands	Dissolved (22)	—	—	—

		Country of		Statement of operations
Company Name		Incorporation	Nature / Vessel Name	2012	2011	2010
32	Leading Marine Consultants Inc.	Marshall Islands	Operating company	—	—	—

33	Ayasha Trading Corporation	Liberia	Foreclosed (23)	1/1/2012 — 2/24/2012	1/1/2011 — 12/31/2011	12/3/2010 — 12/31/2010

34	Bethune Properties S.A.	Liberia	Foreclosed (24)	1/1/2012 — 2/24/2012	11/10/2011 — 12/31/2011	—

35	Grand Esmeralda Inc.	Liberia	Vessel owning company (25)	1/1/2012 — 2/16/2012	1/1/2011 — 12/31/2011	7/9/2010 — 12/31/2010

36	Grand Markela Inc.	Liberia	M/V Newlead Markela	1/1/2012 — 12/31/2012	1/1/2011 — 12/31/2011	7/2/2010 — 12/31/2010

37	Grand Spartounta Inc.	Marshall Islands	Vessel owning company (26)	—	1/1/2011 — 9/13/2011	7/2/2010 — 12/31/2010

38	Newlead Progress Inc.	Marshall Islands	Dormant company	—	—	—

39	Newlead Prosperity Inc.	Marshall Islands	Vessel owning company (26)	—	1/1/2011 — 9/20/2011	10/1/2010 — 12/31/2010

40	Grand Affection S.A.	Marshall Islands	Vessel owning company (27)	1/1/2012 — 3/26/2012	7/28/2011 — 12/31/2011	—

41	Grand Affinity S.A.	Marshall Islands	Hull owning company (28)	—	—	—

42	Newlead Stride Inc.	Marshall Islands	Dissolved (20)	—	—	—

43	Grand Victoria Pte Ltd.	Singapore	Dormant company	—	—	—

44	Newlead Bulker Holdings Inc.	Marshall Islands	Sub-holding company	—	—	—

45	Newlead Tanker Holdings Inc.	Marshall Islands	Sub-holding company	—	—	—

46	Mote Shipping Ltd.	Malta	Dissolved (20)	—	—	—

47	Statesman Shipping Ltd.	Malta	Dissolved (29)	—	—	—

48	Trans Continent Navigation Ltd.	Malta	Dormant company	—	—	—

49	Trans State Navigation Ltd.	Malta	Dormant company	—	—	—

50	Bora Limited	British Virgin Islands	Vessel owning company	—	—	—

51	Newlead Trading Inc.	Liberia	Trading company (30)	—	—	—

52	New Lead JMEG LLC	United States of America	Trading company (31)	—	—	—

53	Newleadjmeg Inc.	Marshall Islands	Dormant company (32)	—	—	—

54	NewLead Mojave Holdings LLC	United States of America	Operating company (33)	—	—	—

55	Ocean Hope Shipping Ltd.	Malta	Dormant company	—	—	—

1)	M/T High Land was sold and delivered to its new owners on September 15, 2010. The shipowning company was dissolved on September 21, 2011.

2)	M/T High Rider was sold and delivered to its new owners on April 22, 2010. The shipowning company was dissolved on September 21, 2011.

3)	M/T Ostria was sold and delivered to its new owners on September 7, 2010. The shipowning company was dissolved on September 21, 2011.

4)	M/T Newlead Avra and M/T Newlead Fortune were sold and delivered to their new owners on December 22, 2011.

5)	M/T Nordanvind was sold and delivered to its new owners on September 7, 2010.

6)	M/T Chinook was sold and delivered to its new owners on April 15, 2010.

7)	M/T Newlead Compass and M/T Newlead Compassion were sold and delivered to their new owners on January 31, 2012.

8)	M/V Australia was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on January 31, 2012.

9)	M/V Brazil was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on March 19, 2012.

10)	M/V China was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on February 11, 2012.

11)
On March 14, 2012, the lessor foreclosed on M/V Newlead Endurance. Refer to Note 17 for more details. Newlead Bulkers had the commercial, technical and operational management of the vessel until March 31, 2012.

12)	M/V Newlead Venetico was sold and delivered to its new owners on May 8, 2012.

13)	M/V Grand Ocean was sold and delivered to its new owners on January 11, 2012.

14)	M/V Grand Rodosi was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on February 7, 2012.

15)
M/T Hiona and M/T Hiotissa were sold and delivered to their new owners on July 19, 2012 and July 27, 2012, respectively. After these dates, Newlead Shipping continued to have part of the commercial, technical and operational management of these vessels. On February 25, 2013, the Company received notices of redelivery and termination, which were effected during June 2013, pursuant to the terms of the management agreements governing such services.

16)	The company was dissolved on November 9, 2010.

17)	M/V Saronikos Bridge was sold and delivered to its new owners on January 7, 2010. The shipowning company was dissolved on July 28, 2011.

18)	M/V MSC Seine was sold and delivered to its new owners on January 20, 2010. The shipowning company was dissolved on July 28, 2011.

19)	These shipowning companies were dissolved on September 21, 2011.

20)	Olympic Galaxy Shipping Ltd. and Dynamic Maritime Co. were dissolved on July 28, 2011. Newlead Stride Inc. was dissolved on November 22, 2011. Mote Shipping Ltd. was dissolved on August 5, 2011.

21)	The Company controls 52% of NewLead Holdings (US) Corp. through NewLead Mojave Holdings LLC.

22)	The company was dissolved on June 15, 2010.

23)
On February 24, 2012, the lender foreclosed on the shares of Ayasha Trading Corporation (owner of M/V Newlead Tomi). Newlead Bulkers had the commercial, technical and operational management of the vessel until April 18, 2012. Refer to Note 15 for more details.

24)
On February 24, 2012, the lender foreclosed on the shares of Bethune Properties S.A. (owner of M/V Newlead Gujarat). Newlead Bulkers had the commercial, technical and operational management of the vessel until May 21, 2012. Refer to Note 15 for more details.

25)	M/V Newlead Esmeralda was sold and delivered to its new owners on February 16, 2012.

26)	M/V Newlead Spartounta and M/V Newlead Prosperity were sold and delivered to their new owners on September 13, 2011 and September 20, 2011, respectively. Refer to Note 11 for more details.

27)	On July 28, 2011, Hull 4023, named Navios Serenity, was delivered from a Korean shipyard. On March 26, 2012, M/V Navios Serenity was sold and delivered to its new owners.

28)	On May 22, 2012, the Shipbuilding Contract for Hull 4029 with SPP Shipbuilding Co. Ltd.was terminated. Refer to Note 10 for more details.

29)	The company was dissolved on August 5, 2011.

30)
Newlead Trading Inc. was established on July 1, 2011 as a joint venture between the Company and a third party. The Company owns 50% of the shares of Newlead Trading Inc. No operations have taken place by this entity.

31)	New Lead JMEG LLC was established on April 11, 2012 as a joint venture between the Company and J Mining & Energy Group. The Company has joint control with J Mining & Energy Group of New Lead JMEG LLC.

32)	Newleadjmeg Inc. was established on February 23, 2012. The Company owns 50% of the shares of Newleadjmeg Inc. No transactions have taken place by this entity.

33)
NewLead Mojave Holdings LLC was established on April 30, 2012. The Company controls 52% of NewLead Mojave Holdings LLC and is entitled to and is liable for the total net assets of NewLead Mojave Holdings LLC according to this percentage of control.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation:

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Certain immaterial reclassifications to the prior years/periods presentation have been made to conform to the current year presentation.

Principles of Consolidation:

The accompanying consolidated financial statements represent the consolidation of the accounts of the Company and its wholly-owned subsidiaries. The subsidiaries are fully consolidated from the date on which control is transferred to the Company. Subsidiaries are those entities in which NewLead has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies of each one.

The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity’s residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity’s activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

All inter-company balances and transactions have been eliminated upon consolidation.

Use of Estimates:

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an ongoing basis, management evaluates the estimates and judgments, including those related to future dry-dock dates, the selection of useful lives for tangible and intangible assets, expected future cash flows from long-lived assets to support impairment tests, expected future cash flows from reporting units to support goodwill impairment tests, provisions necessary for accounts receivables, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

Foreign Currency Transactions:

The functional currency of the Company is the U.S. dollar because the Company’s vessels operate in international shipping markets, and therefore primarily transact business in U.S. dollars and the Company’s debt is denominated in U.S. dollars. The accounting records of the Company’s subsidiaries are maintained in U.S. dollars. Transactions involving other currencies during a year are converted into U.S. dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated to reflect the period-end exchange rates. Resulting gains or losses are reflected in the accompanying consolidated statements of operations.

Cash and Cash Equivalents:

The Company considers highly liquid investments, such as time deposits and certificates of deposit, with an original maturity of three months or less to be cash equivalents.

Restricted Cash:

Restricted cash includes additional minimum cash deposits required to be maintained with certain banks under the Company’s borrowing arrangements. In addition, it includes cash collateralized, cash that can be withheld at any time by such banks following events of default, as well as retention accounts which contain the proceeds from the sale of the vessels. The funds can only be used for the purposes of interest payments and loan repayments.

Trade Receivables, Net and Other Receivables:

The amount shown as trade receivables, net at each balance sheet date includes estimated recoveries from charterers for hire, freight and demurrage billings, net of allowance for doubtful accounts. An estimate is made of the allowance for doubtful accounts based on a review of all outstanding amounts at each period, and an allowance is made for any accounts which management believes are not recoverable. Bad debts are written off in the year in which they are identified. The allowance for doubtful accounts at December 31, 2012 and December 31, 2011 amounted to $2,382 and $1,624, respectively, and relates to continuing and discontinued operations. Other receivables relate mainly to claims for hull and machinery and loss of hire insurers and guarantees, as well as to amounts to be received from Lemissoler Maritime Company W.L.L. (“Lemissoler”) for the settlement of outstanding liabilities relating to the four dry bulk vessels, as part of an agreement entered into with Lemissoler on November 28, 2012 (refer to Note 17).

Inventories:

Inventories, which comprise bunkers and lubricants remaining on board the vessels at year end, are valued at the lower of cost and market value as determined using the first in-first out method.

Equity Investments

The Company uses the equity method of accounting to account for its interest in New Lead JMEG LLC, recording the initial investment at cost. Subsequently, the carrying amount of the investment is increased to reflect the Company’s share of income of the investee and capital contributions, and are reduced to reflect the Company’s share of losses of the investee or distributions received from the investee.

Vessels and Other Fixed Assets, net:

Vessels are stated at cost less accumulated depreciation and impairment losses. Cost consists of the contract price, delivery and acquisition expenses, interest cost while under construction, and, where applicable, initial improvements. Vessels acquired through an asset acquisition or through a business combination are stated at fair value. Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earnings capacity or improve the efficiency or safety of a vessel; otherwise, these amounts are charged to expenses as incurred.

Depreciation of a vessel is computed using the straight-line method over the estimated useful life of the vessel, after considering the estimated salvage value of the vessel. Each vessel’s salvage value is equal to the product of its lightweight tonnage and estimated scrap value per lightweight ton. Management estimates the useful life of the Company’s vessels to be 25 years from the date of its initial delivery from the shipyard.

However, when regulations place limitations over the ability of a vessel to trade, its useful life is adjusted to end at the date such regulations become effective.

Fixed assets are stated at cost. The cost and related accumulated depreciation of fixed assets sold or retired are removed from the accounts at the time of sale or retirement and any gain or loss is included in the accompanying statement of operations.

Depreciation of fixed assets is computed using the straight-line method. Annual depreciation rates, which approximate the useful life of the assets, are:

Furniture, fixtures and equipment:	3 years
Computer equipment and software:	3 years

Assets held for sale/Discontinued operations:

Long-lived assets are classified as “Assets held for sale” when the following criteria are met: management has committed to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated; the sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale within one year; the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These assets are not depreciated once they meet the criteria to be held for sale.

The Company reports discontinued operations when the operations and cash flows of a component, usually a vessel, have been (or will be) eliminated from the ongoing operations of the Company, and the operations and cash flows will not be replaced or the Company does not have the ability to replace the vessels, and the Company will not have any significant continuing involvement in the operations of the component after its disposal. All assets held for sale are considered discontinued operations for all periods presented.

For years ended December 31, 2012, 2011 and 2010, a total of twenty vessels and hulls have been reported as discontinued operations (see Note 24). The Container Market (as defined in Note 24) was fully discontinued as of December 31, 2009.

Accounting for Special Survey and Dry-docking Costs:

The Company’s vessels are subject to regularly scheduled dry-docking and special surveys, which are carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the Classification Societies, unless a further extension is obtained in rare cases and under certain conditions. The costs of dry-docking and special surveys are deferred and amortized over the above periods or to the next dry-docking or special survey date if such date has been determined.

Costs incurred during the dry-docking period relating to routine repairs and maintenance are expensed. The unamortized portion of special survey and dry-docking costs for vessels sold is included as part of the carrying amount of the vessel in determining the gain/(loss) on sale of the vessel.

Impairment of Long-lived Assets:

Long-lived assets and certain identifiable intangibles held and used by an entity are required to be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the future net undiscounted cash flows from the asset group are less than the carrying values of the asset group, an impairment loss is recorded equal to the difference between the asset’s carrying value and its fair value.

Undiscounted projected net operating cash flows are determined for each asset group and compared to the carrying value of the vessel and related carrying value of the intangible (backlog asset and deferred charter revenue) with respect to the time charter agreement attached to that vessel or the carrying value of deposits for newbuildings. Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable (backlog asset) or unfavorable (deferred charter revenue) when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group. For vessels under construction, the net estimated cash flows also include the future cash outflows to make vessels ready for use, all remaining progress payments to shipyards and other pre-delivery expenses (e.g. capitalized interest).

The significant factors and assumptions the Company used in the undiscounted projected net operating cash flow analysis included, among others, operating revenues, off-hire revenues, dry-docking costs, operating expenses and management fee estimates. Revenue assumptions were based on a number of factors for the remaining life of the vessel: (a) contracted time charter rates up to the end of life of the current contract of each vessel, (b) the most recent ten-year average historical one-year time charter rates (adjusted for market conditions), (c) the respective vessel’s age as well as considerations such as scheduled and unscheduled off-hire days based on historical experience and (d) the likelihood of the sale of the asset group. Operating expense assumptions included an annual escalation factor. All estimates used and assumptions made were in accordance with the Company’s historical experience. Fair value is determined using the valuation derived from market data.

The current assumptions used and the estimates made are highly subjective, and could be negatively impacted by further significant deterioration in charter rates or vessel utilization over the remaining life of the vessels, which could require the Company to record a material impairment charge in future periods. The Company performed an impairment assessment of the long-lived assets groups (i) during the years ended December 31, 2012, 2011, and 2010, when certain vessels were disposed of, and (ii) as of December 31, 2012, 2011 and 2010. For the year ended December 31, 2012, the Company recorded an impairment charge totaling $5,911 in continuing operations on one of the two vessels that were held and used as of December 31, 2012. In addition, an impairment charge in continuing operations of $1,143 was recorded on back log assets. For certain asset groups as of December 31, 2011, the future net undiscounted cash flows from the assets were less than the carrying values of the assets and, therefore, were adjusted to fair value. For the year ended December 31, 2011, the Company recorded an impairment charge in the amount of $2,360 on one of the two vessels that is classified as held and used and an impairment charge in the amount of $101,415 on fifteen vessels that are classified as discontinued operations (see Note 11). In addition, an impairment charge in discontinued operations of $43,214 was recorded on back log assets, and of $5,530 was recorded on vessels under construction. For the year ended December 31, 2010, the Company recorded an impairment charge on vessels in the amount of $15,662 all of which was recorded within continuing operations.

As per the Company’s impairment assessment as of December 31, 2012, the vessels’ undiscounted projected net operating cash flows were in excess of their carrying values by more than 60%.

Backlog asset/Deferred charter revenue:

Where the Company identifies any assets or liabilities associated with the acquisition of a vessel, the Company typically records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the time or bareboat charters assumed based on the market value at the time a vessel is acquired. The amount to be recorded as an asset or liability at the date of vessel delivery is based on the difference between the current fair value of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed. When the present value of the time charter assumed is greater than the current fair value of a charter with similar characteristics, the difference is recorded as a backlog asset. When the net present value of the time or bareboat charter assumed is lower than the current fair value of a charter with similar characteristics, the difference is recorded as deferred charter revenue. Such assets and liabilities, respectively, are amortized as an increase in, or a reduction of, “Depreciation and Amortization Expense” over the remaining period of the time or bareboat charters acquired. For the impairment recognized on these assets, refer to “Impairment of Long-lived Assets” in this Note.

Provisions:

The Company, in the ordinary course of business, is subject to various claims, suits and complaints. Management provides for a contingent loss in the financial statements if the contingency has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. In accordance with the guidance issued by the Financial Accounting Standards Board (“FASB”), in accounting for contingencies, if the Company has determined that the reasonable estimate of the loss is a range, and there is no best estimate amount within the range, the Company will provide the lower amount of the range. See Note 21 “Commitments and Contingent Liabilities” for further discussion.

The Company participates in Protection and Indemnity (P&I) insurance plans provided by mutual insurance associations known as P&I clubs. Under the terms of these plans, participants may be required to pay additional premiums (supplementary calls) to fund operating deficits incurred by the clubs (“back calls”). Obligations for back calls are accrued annually based on information provided by the clubs and when the obligations are probable and estimable.

Leases:

Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases. The Company records vessels under capital leases as fixed assets at the lower of the present value of the minimum lease payments at inception of the lease or the fair value of the vessel. Vessels under capital leases are amortized over the estimated remaining useful life of the vessel for capital leases which provide for transfer of title of the vessel, similar to that used for other vessels of the Company.

Payments made for operating leases are expensed on a straight-line basis over the term of the lease. Office and warehouse rental expense is recorded in “General and administrative expenses” in the consolidated statements of operations.

Financing Costs:

Fees incurred for obtaining new debt are deferred and amortized over the life of the related debt, using the effective interest rate method.

Fees incurred in a refinancing of existing debt continue to be amortized over the remaining term (or expected remaining term) of the new debt where there is a modification of the debt. Fees incurred in a refinancing of existing loans where there is an extinguishment of the old debt are written off and included in the debt extinguishment gain or loss.

Interest Expense:

Interest costs are generally expensed as incurred and include interest on loans, financing costs, amortization and write-offs and a deemed interest from BCF. Interest costs incurred while a vessel is being constructed are capitalized.

Accounting for Revenue and Expenses:

The Company generates its revenues from charterers for the charter hire of its vessels. Vessels are chartered using either time and bareboat charters, where a contract is entered into for the use of a vessel for a specific period of time and a specified daily charter hire rate, or voyage charters, where a contract is made in the spot market for the use of a vessel for a specific voyage for a specified charter rate. If a charter agreement exists, price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel and address commissions. A voyage is deemed to commence upon the completion of discharge of the vessel’s previous cargo and is deemed to end upon the completion of the discharge of the current cargo.

Profit sharing represents the Company’s portion of the excess of the actual net daily charter rate earned by the Company’s charterers from the employment of the Company’s vessels over a predetermined base charter rate, as agreed between the Company and its charterers. Such profit sharing is recognized in revenue when mutually settled.

Demurrage income represents payments by the charterer to the vessel owner when loading or discharging time exceeded the stipulated time in the voyage charter and is recognized as incurred.

Deferred income represents cash received on charter agreement prior to the balance sheet date and is related to revenue not meeting the criteria for recognition.

Voyage Expenses:

Voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions.

Vessel Operating Expenses:

Vessel operating expenses consist of all expenses relating to the operation of vessels, including crewing, repairs and maintenance, insurance, stores and lubricants and miscellaneous expenses such as communications. Vessel operating expenses exclude fuel cost, port expenses, agents’ fees, canal dues and extra war risk insurance, which are included in “voyage expenses”.

Insurance Claims:

Insurance claims represent the claimable expenses, net of deductibles, which are probable to be recovered from insurance companies. Any costs to complete the claims are included in accrued liabilities. The Company accounts for the cost of possible additional call amounts under its insurance arrangements in accordance with the accounting guidance for contingencies based on the Company’s historical experience and the shipping industry practices. These claims are included in the consolidated balance sheet line item “Other receivables”.

Pension and Retirement Benefit Obligations-Crew:

The crew on board the companies’ vessels serves in such capacity under short-term contracts (usually up to seven months) and accordingly, the vessel-owning companies are not liable for any pension or post-retirement benefits.

Repairs and Maintenance:

Expenditure for routine repairs and maintenance of the vessels is charged against income in the period in which it is incurred. Major vessel improvements and upgrades are capitalized to the cost of vessel.

Derivative Financial Instruments:

Derivative financial instruments are recognized in the balance sheets at their fair values as either assets or liabilities. Changes in the fair value of derivatives that are designated and qualify as cash flow hedges, and that are highly effective, are recognized in other comprehensive income. If derivative transactions do not meet the criteria to qualify for hedge accounting, any unrealized changes in fair value are recognized immediately in the statement of operations.

Gain/loss arising on the termination of interest rate swap agreements qualifying as hedging instruments are deferred and amortized over the shorter of the life of the hedged debt or the hedge instrument.

The Company has entered into various interest rate swap agreements (see Note 20) that did not qualify for hedge accounting. As such, the fair value of these agreements and changes therein are recognized in the balance sheets and statements of operations, respectively.

Share-based Compensation:

The standard requires the Company to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). The grant-date fair value of employee share options and similar instruments are estimated using option-pricing models adjusted for the unique characteristics of those instruments. The cost is recognized over the period during which an employee is required to provide service in exchange for the award — the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service. Employee share purchase plans will not result in recognition of compensation cost if certain conditions are met. If an equity award is modified after the grant date, incremental compensation cost will be recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification.

Warrants:

The Company initially measures warrants at fair value. If warrants meet accounting criteria for equity classification then there is no other measurement subsequent to their issue. If based on their contractual terms warrants need to be recorded as derivative liabilities, then they are remeasured to fair value at each reporting period with changes recognized in the statements of operations.

Segment Reporting:

Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing financial performance. The Company reports financial information and evaluates its operations by charter revenues and not by vessel type, length of ship employment, customers or type of charter. Management, including the chief operating decision makers, reviews operating results solely by revenue per day and operating results of the fleet. Based on this review, the Company has determined that it operates under one reportable segment. In addition, any revenues from the technical and the operational management of vessels owned by a third party are not considered significant ($474, $0 and $0 during the years ended December 31, 2012, 2011 and 2010, respectively) and the coal business is expected to initiate its operations during the fourth quarter of 2013 or as otherwise agreed.

Loss per Share:

The Company has presented loss per share for all periods presented based on the weighted average number of its outstanding common shares at the reported periods. The effect of dilutive or potentially dilutive securities is anti-dilutive, accordingly there is no difference between basic and diluted net loss per share.

RECENT ACCOUNTING PRONOUNCEMENTS	12 Months Ended
Dec. 31, 2012
RECENT ACCOUNTING PRONOUNCEMENTS
RECENT ACCOUNTING PRONOUNCEMENTS
4. RECENT ACCOUNTING PRONOUNCEMENTS

Obligations Resulting from Joint and Several Liability Arrangements

In February 2013, the FASB issued an amendment of the Accounting Standards Codification regarding recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the new guidance is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. generally accepted accounting principles. Examples of obligations within the scope of this update include debt arrangements, other contractual obligations, and settled litigation and judicial rulings. U.S. generally accepted accounting principles do not include specific guidance on accounting for such obligations. The amended standard requires an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the new guidance is fixed at the reporting date, as the sum of: a) the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and b) any additional amount the reporting entity expects to pay on behalf of its co-obligors. The updated guidance also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendments are effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The adoption of the new standard is not expected to have a significant impact on the Company’s consolidated financial statements.

ACQUISITIONS	12 Months Ended
Dec. 31, 2012
ACQUISITIONS
ACQUISITIONS
5. ACQUISITIONS

Acquisition of Six Vessels, Newlead Shipping and its Subsidiaries

On April 1, 2010, NewLead completed the 100% acquisition of six vessels (four dry bulk vessels and two product tankers) and Newlead Shipping and its subsidiaries, an integrated technical and commercial management company, pursuant to the terms of a Securities Purchase Agreement, dated March 31, 2010 (the “Purchase Agreement”), between NewLead and Grandunion. In exchange for shares of the subsidiaries acquired, NewLead assumed approximately $161,000 of bank debt, accounts payable and accrued liabilities, net of cash acquired, and paid Grandunion an additional consideration of $5,310 which consisted of $100 in cash, as well as 700,214 common shares (the “Shares”) to Grandunion, reflecting the 737,037 Shares initially issued to complete the acquisition and the subsequent cancellation of 36,823 of these Shares to maintain the aggregate consideration in accordance with the terms of the Purchase Agreement as a result of assuming a higher amount of liabilities. The Company valued the Shares issued at $7.44 per common share, which represented the market price less a discount for the Lock-Up Agreement.

The acquisition was accounted for under the acquisition method of accounting and, accordingly, the assets acquired and liabilities assumed were recorded at their fair values. The excess of the fair value of total liabilities assumed over total assets acquired and other consideration resulted in a premium (goodwill) of $14,280. The goodwill balance arose primarily as a result of the synergies existing within the acquired business and also the synergies expected to be achieved as a result of combining the six vessels and Newlead Shipping and its subsidiaries with the rest of the Company.

Direct acquisition costs of approximately $1,300 were fully expensed.

The following paragraph includes unaudited pro forma consolidated financial information and reflects the results of operations for the year ended December 31, 2010, as if the acquisition had been consummated as of January 1, 2010 and after giving effect to acquisition accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place as of January 1, 2010. In addition, these results are not intended to be a projection of future results and do not reflect any synergies that might be achieved from the combined operations. The actual results of the operations of the six vessels and the two management companies are included in the consolidated financial statements of the Company only from the date of the acquisition.

If the business combination had taken place on January 1, 2010, the Company’s operating revenues would have been approximately $112,400 for the year ended December 31, 2010, and net loss would have been approximately $107,200 for the year ended December 31, 2010 (including approximately $13,803 of loss from discontinued operations). The contribution of this business combination in the year ended December 31, 2010 since the acquisition date was as follows: (a) approximately $31,200 in operating revenues and (b) approximately $2,100 in net loss.

Acquisition of the Kentucky Property and Tennessee Property

On December 18, 2012, the Company entered into an agreement (the “Williams-CCE-Newlead Holdings APA”) with Cypress Camon Energy, LLC (“Cypress”), Cypress Camon Investment Management, LLC (“CCIM”) the minority owners of Cypress and certain third parties (together the “Owners”) to purchase:

i.     the Kentucky property ownership and mineral rights for $11,000 in promissory notes payable in their entirety in January 29, 2013.

ii.     the Tennessee property ownership and leasehold interests for $55,000 ($30,000 payable on or before February 15, 2013 and $25,000 payable on or before February 15, 2014).

In connection with the acquisitions, the Company agreed to pay CCIM $3,000 in the form of common shares of NewLead (7,500,000 shares were issued on March 28, 2013) and a ten year warrant for $6,400 in common shares of NewLead, at an exercise price of $0.40 per share, for the assignment of the acquisition contracts to NewLead. In addition, on January 1, 2013, the Company agreed to issue to J Mining & Energy Group 42,500,000 common shares as a prepayment for its assistance in supervising, securing and executing the acquisitions. The shares were issued on March 28, 2013.

Based on the agreements executed with the Owners, the Company determined that as of December 31, 2012 there has been no exchange of assets, liabilities and ownership interests and the control of the properties will remain with the Owners until closing.

As part of the Williams-CCE-Newlead Holdings Asset Purchase Agreement (APA), the Company agreed to help facilitate the December 31, 2012 closing of the Asset Purchase Agreement of the Kentucky property between Williams and Kentucky in which Kentucky transferred its ownership and mineral rights in the Kentucky property to Williams (both Williams and Kentucky are unrelated parties to the Company). In connection with sale between William and Kentucky, on December 28, 2012, the Company issued promissory notes to RJLT Investments LLC, Williams Industries LLC and Kentucky Fuel Corporation in the amount of $1,500, $2,000 and $7,500, respectively, payable in their entirety on January 29, 2013. The Company issued the promissory notes to facilitate the sale to Williams as the Company has agreed to acquire the Kentucky property from Williams on a closing date subsequent to December 31, 2012. In connection with the issuance of the promissory notes, the Company received a security interest in Kentucky property to secure the repayment of the notes, but the Company did not receive an ownership interest in, or control over, the Kentucky property.

The promissory notes that were issued on December 28, 2012 in the amount of $11,000 are reflected under Promissory notes payable in the consolidated balance sheet. The related asset is reflected under Advance for acquisition of coal property in the consolidated balance sheet.

See Note 25 for recent developments relating to this acquisition.

JOINT VENTURES	12 Months Ended
Dec. 31, 2012
JOINT VENTURES
JOINT VENTURES
6. JOINT VENTURES

On April 11, 2012, through one of its wholly-owned subsidiaries, NewLead Holdings (US) Corp., the Company entered into a Joint Venture Agreement with J Mining & Energy Group to establish New Lead JMEG LLC as a joint venture to engage in the business of the purchasing and trading certain commodities, principally coal. The Company has joint control with J Mining & Energy Group of New Lead JMEG LLC and is entitled to and is liable for the total net assets of the joint venture. NewLead Holdings (US) Corp. contributed to the capital of the joint venture $2,500 cash and $1,000 in value of coal sales agreements. In addition, the Company delivered to J Mining & Energy Group $300 and 731,140 common shares of the Company as a condition to the closing of the Joint Venture Agreement.

On July 13, 2012, and in relation to this Joint Venture Agreement, the Company and New Lead JMEG LLC, entered into a marketing and administrative services agreement (effective as of April 11, 2012), where it was agreed NewLead (through its subsidiary Newlead Bulkers) would provide the aforementioned services with a monthly fee of $160. In addition, NewLead and J Mining & Energy Group invoiced New Lead JMEG LLC for an aggregate amount of $3,280 relating to start up fees. Due to the nature of these related party transactions, invoices in the amount of $1,980 to New Lead JMEG LLC from the Company, as well as the aggregate of $1,387 from the relevant marketing and administrative services agreement, have not been recognized as revenue during the year ended December 31, 2012, but they will be recognized upon payment of each amount from New Lead JMEG LLC.

For the year ended December 31, 2012, New Lead JMEG LLC had a loss of $4,939, which was comprised of the fees described above, as well as from other general and administrative expenses. No other transactions have taken place during this period. As of December 31, 2012, New Lead JMEG LLC’s current assets were $2,380 and its current liabilities were $4,819.

On April 30, 2012, the Company and a third party established NewLead Mojave Holdings LLC (“NewLead Mojave”). The Company controls 52% of NewLead Mojave and is entitled to and is liable for the total net assets of NewLead Mojave according to this percentage of control. The Company contributed to the capital of the new entity 100% of NewLead Holdings (US) Corp.’s share capital, while Mojave Finance Inc. agreed to make available a loan facility of $3,000 to NewLead Holdings (US) Corp.

For the year ended December 31, 2012, NewLead Mojave had a loss of $2,838 which was comprised of $2,469 loss attributable to NewLead Mojave as a result of its 50% investment in New Lead JMEG LLC and of $369 Interest and Finance Costs, respectively. No other transactions have taken place during this period.

GOODWILL	12 Months Ended
Dec. 31, 2012
GOODWILL
GOODWILL
7. GOODWILL

As a result of the 2009 recapitalization the Company recorded the following:

1. The transfer of the three vessels—the Australia, the Brazil and the China—to NewLead from Grandunion was accounted for as an asset acquisition and at historical book value, since control over the vessels did not change.

2. The acquisition of the predecessor entity was accounted for under the acquisition method of accounting and, accordingly, these assets and liabilities assumed were recorded at their fair values. The excess of the purchase price over the fair value of the assets acquired and liabilities assumed resulted in a premium (goodwill) of $86,036.

Goodwill Impairment

The Company evaluated goodwill, described above and in Note 5, for impairment using a two-step process. First, the aggregate fair value of the reporting unit was compared to its carrying amount, including goodwill. The Company determines the fair value based on discounted cash flow analysis. The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, and using judgments and assumptions that management believes were appropriate in the circumstances. The future cash flows from operations were determined by considering the charter revenues based on a number of factors relating to the remaining life of the vessels, including: (a) the contracted time charter rates up to the end of life of the current contract of each vessel, (b) the most recent ten-year average historical one-year time charter rates (adjusted for market conditions) and (c) the respective vessel’s age, as well as considerations such as scheduled and unscheduled off-hire days based on historical experience or, if the most likely use of the vessel would result in flows only through its disposal, the fair value of the vessel at the end of the reporting period. Expenses were forecasted with reference to the historic absolute and relative levels of expenses the Company has incurred in generating revenue in each reporting unit, and operating strategies and specific forecasted operating expenses to be incurred are forecasted by applying an inflation rate of 2% considering the economies of scale due to the Company’s growth. The weighted average cost of capital (WACC) used was between 9% and 12%.

The Company’s annual impairment test as of December 31, 2011 and 2010 resulted in an impairment charge of $81,590 and $18,726, respectively, which was recorded in “Impairment losses” in the consolidated statement of operations. No goodwill remained after these two impairment charges.

RESTRICTED CASH	12 Months Ended
Dec. 31, 2012
RESTRICTED CASH
RESTRICTED CASH
8. RESTRICTED CASH

Restricted cash, as of December 31, 2012 and December 31, 2011, was as follows:

	As of December 31,	As of December 31,
	2012	2011
Minimum Liquidity	$-	$250
Retention accounts	1,311	-
Short term restricted cash accounts	1,311	250
Letters of guarantee	31	31
Long term restricted cash accounts	31	31
	$1,342	$281

As of December 31, 2012, the Company retained in its bank accounts an amount of $1,311 following the disposal of vessels Hiona and Hiotissa. This amount refers to cash that can be withheld at any time by Piraeus Bank as the Company is in breach of the covenants under the respective Credit Facility and which will be used as per the final agreement reached with Piraeus Bank on April 10, 2013 as follows: (a) $282 for payment of trade debt of the two vessels and $1,029 for the settlement of outstanding loan liabilities at the bank’s discretion.

BACKLOG ASSET / DEFERRED CHARTER REVENUE	12 Months Ended
Dec. 31, 2012
BACKLOG ASSET / DEFERRED CHARTER REVENUE
BACKLOG ASSET / DEFERRED CHARTER REVENUE

9. BACKLOG ASSET / DEFERRED CHARTER REVENUE

The movement of the backlog asset and the deferred charter revenue for the three year period ended December 31, 2012 was as follows:

	Backlog Asset	Deferred Charter Revenue
Balance at January 1, 2010	$5,528	$-
Business combination (Note 5)	9,833	3,051
Additions	53,186	710
Amortization	(13,890)	(3,194)
Balance at December 31, 2010	$54,657	$567
Amortization	(8,697)	(567)
Impairment loss	(43,214)	-
Balance at December 31, 2011	$2,746	$-
Amortization	(1,603)	-
Impairment loss	(1,143)	-
Balance at December 31, 2012	$-	$-
December 31, 2011
Current	$2,404	$-
Non-current	$342	$-

As a result of the business combination disclosed in Note 5, the transaction related to the Kamsarmax vessels described in Note 10, and the July 2010 acquisition of five dry bulk vessels described in Note 11, the Company acquired backlog assets of $9,833, $27,677 and $25,509, respectively.

Impairment of backlog assets

As a result of the change of the terms of the charter party agreement of the vessel Markela, during the year ended December 31, 2012, an impairment charge of the then unamortized portion of $1,143 was recorded and is included within “Impairment losses” from continuing operations.

As a result of the impairment testing of the vessel asset groups, certain backlog assets related to the vessels Newlead Tomi, Navios Serenity, Newlead Gujarat and Handysize Hull 4029 were considered impaired as of December 31, 2011 and an impairment charge totaling $43,214 was recorded and is included in Loss from discontinued operations. See Note 3 for the details related to the impairment tests of the vessel asset groups.

VESSELS UNDER CONSTRUCTION	12 Months Ended
Dec. 31, 2012
VESSELS UNDER CONSTRUCTION
VESSELS UNDER CONSTRUCTION

10. VESSELS UNDER CONSTRUCTION

The movement of the vessels under construction as of December 31, 2012 was as follows:

	Kamsarmax Vessels	Post-Panamax Vessel	Handysize Vessels	Total
Balance January 1, 2011	$6,229	$7,798	$18,226	$32,253
Advance payments in cash	35,000	28,600	19,350	82,950
Progress payment payable for vessels under construction	-	-	7,400	7,400
Capitalized expenses	3,609	2,310	1,968	7,887
Impairment loss	-	-	(5,530)	(5,530)
Transfer to vessels’ cost	(44,838)	(38,708)	(34,359)	(117,905)
Balance December 31, 2011	$-	$-	$7,055	$7,055
Capitalized expenses	-	-	185	185
Disposals — Discontinued operations	-	-	(7,240)	(7,240)
Balance December 31, 2012	$-	$-	$-	$-

The Company purchased a 92,000 deadweight ton (“dwt”) newbuild Post-Panamax vessel from a shipyard in South Korea for $37,000. The vessel, named the Newlead Endurance, was delivered in June 2011 and the total cost (including capitalized interest) of $38,708 was transferred to vessels.

The Newlead Gujarat was delivered in November 2011. The total cost of $44,838 was transferred to the vessel Newlead Gujarat.

As further explained in Note 11 “Vessels and Other Fixed Assets, Net”, in July 2010, the Company acquired two newbuildings and recognized purchase option liabilities of $3,973, with respect to the charterers’ 50% purchase option on these two hulls. The fair value as of the acquisition date of these two newbuildings was $9,588. In July 2011, the Navios Serenity, one of the two Handysize newbuilding vessels of 35,000 dwt, was delivered from a Korean shipyard and the total cost transferred to vessels was $34,359.

As of December 31, 2011, the Handysize Hull 4029 was tested for impairment and an impairment charge of $5,530 was recorded. As a result, as of December 31, 2011, total fair value of deposits for this Hull was $7,055 and the remaining commitments for delivery of this vessel amounted to approximately $19,350.

On February 20, 2012, the Company received a default letter from the yard in respect of the delay of the payment of an installment of $7,400 after the completion of the “steel cutting” in September 2011 for the Handysize Hull 4029. On May 22, 2012, the Company signed an agreement with the shipbuilder and the Shipbuilding Contract with SPP Shipbuilding Co., Ltd., the prior contract with the yard, was terminated and ceased to be valid. Under this agreement, the Company and the yard mutually waived all rights and released and discharged each other from all liabilities, obligations, claims and demands. This agreement resulted in the Company being released from the $7,400 liability to the yard and the $7,240 write-off of the balance of the vessel under construction. In addition, on May 22, 2012, the Company was released from its obligations under the related Handysize Syndicate Facility Agreement for the Handysize Hull 4029, which were $5,492 (see Note 15). Furthermore, the obligation under the purchase option liability of $1,779 was written off upon the termination of the shipbuilding contract. The net gain resulting from these transactions and any other costs related to the sale amounted to $7,424 and is included in Loss from discontinued operations.

VESSELS AND OTHER FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2012
VESSELS AND OTHER FIXED ASSETS, NET
VESSELS AND OTHER FIXED ASSETS, NET

11. VESSELS AND OTHER FIXED ASSETS, NET

Acquisition of vessels

On April 15, 2010, the Company completed the acquisition of two Kamsarmaxes under construction for an aggregate consideration of approximately $112,700 (including the assumption of newbuilding contract commitments and debt related to the two Kamsarmaxes) in exchange for the vessel Chinook as part of the same transaction.

In July 2010, the Company completed the acquisition of five dry bulk vessels, including two newbuildings, from Grandunion. Pursuant to the purchase agreement, the entire transaction, which was an asset acquisition, aggregated to approximately $147,000, which included assumption of bank debt, other liabilities, net and the newbuildings’ commitments. The fair values acquired consisted of vessels of $58,110, vessels under construction of $9,588, backlog assets of $25,509, a deferred charter revenue liability of $710, bank debt of $86,368, purchase option liabilities of $3,973 and net other liabilities of $2,156.

In October 2010, the Company acquired the vessel Newlead Prosperity for a total consideration of $24,500.

Transfer from vessels under construction

In June 2011, the Newlead Endurance was delivered from a South Korean shipyard for a contracted price of $37,000. A total cost of $38,708 was transferred from vessels under construction.

In July 2011, the Navios Serenity was delivered from a Korean shipyard for a contracted price of $34,000. A total cost of $34,359 was transferred from vessels under construction.

In November 2011, the Newlead Gujarat was delivered from a Korean shipyard for a contracted price of $34,000. A total cost of $44,838 was transferred from vessels under construction.

Disposal of vessels (Continuing operations)

On April 22, 2010, the Company sold the High Rider to an unrelated third party for proceeds to the Company of approximately $6,700. The gain on the sale of the High Rider amounted to $49 and is included in Gain on the sale of vessels, net.

In September 2010, the Company sold the Ostria and the Nordanvind to unrelated third parties, for aggregate proceeds of approximately $16,300, resulting in an aggregate gain on the sale of the vessels of $1,045. Also, in September 2010, the Company sold the High Land for proceeds of approximately $4,500. The gain on the sale of the vessel amounted to $74 and is included in Gain on the sale of vessels, net.

Disposal of vessels (Discontinued operations - see Note 24)

On July 19, 2012 and on July 27, 2012, the Company sold the Hiona and the Hiotissa, respectively, to two unrelated parties for proceeds of approximately $28,500 for each vessel. The gain on the sale of the vessels amounted to $18,011 and is included in Loss from discontinued operations. The Company paid an address commission of 1.5% of the purchase price as a sales commission.

On May 8, 2012, the Company sold the Newlead Venetico to an unrelated party for proceeds of approximately $9,450. The loss on the sale of the vessel amounted to $1,268 and is included in Loss from discontinued operations. The Company paid an address commission of 4.25% of the purchase price as a sales commission.

On March 26, 2012, the Company sold the Navios Serenity to an unrelated party for proceeds of approximately $26,000. The loss on the sale of the vessel amounted to $49 and is included in Loss from discontinued operations.

On February 24, 2012, the Bank of Scotland plc (“Bank of Scotland”) issued notices of enforcement and notices of default and acceleration in relation to their respective loan agreements, each dated April 15, 2010 (collectively, the “Kamsarmax Syndicate Facility Agreements”), between Ayasha Trading Corporation (“Ayasha”) and Bethune Properties S.A. (“Bethune”), as borrowers, and the Bank of Scotland, BMTU Capital Corporation, and the Bank of Ireland, as lenders (see also Note 15). Ayasha and Bethune were the shipowning companies of the vessels Newlead Tomi and Newlead Gujarat, respectively. Pursuant to such notices, the Bank of Scotland, as the agent and security trustee under each of the Kamsarmax Syndicate Facility Agreements, exercised its rights to foreclose on the shares of Ayasha and Bethune, which secured the loans under the Kamsarmax Syndicate Facility Agreements and the vessels were handed over to the lenders’ control. The gain on the transaction resulting from the release of the respective liabilities to the lender amounted to $24,576 and is included in Loss from discontinued operations.

On February 16, 2012, the Company sold the Newlead Esmeralda to an unrelated party for proceeds of approximately $11,400. The loss on the sale of the vessel amounted to $28 and is included in Loss from discontinued operations.

On December 29, 2011, the Company signed a memorandum of agreement relating to the Grand Ocean and on January 11, 2012 sold the vessel to an unrelated party for proceeds of approximately $8,150. The loss on the sale of the vessel amounted to $457 and is included in Loss from discontinued operations. As of December 31, 2011, the Grand Ocean was classified as an asset held for sale, and was written down to its recoverable amount. The Company paid a 2% address commission and a 1% brokerage commission of the purchase price as sales commission to an unrelated party.

On December 20, 2011, the Company entered into a memorandum of agreement with an unrelated party for the sale of four LR1 product tanker vessels. The sale of two vessels, the Newlead Fortune and the Newlead Avra, was completed on December 22, 2011 for an aggregate selling price of $64,532. The carrying value of the vessels was $55,171 and the gain on the sale of these two vessels amounted to $8,640 and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows. As of December 31, 2011, the Newlead Compass and the Newlead Compassion met the criteria for “Assets Held for Sale” and were recorded at their carrying value of $64,712, since this was below fair value (less costs to sell). The sale was completed on January 31, 2012 for a selling price of $80,159. The gain on the sale of these two vessels amounted to $14,267 and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows.

On August 12, 2011, First Business Bank (“FBB”) and the Company entered into an agreement for the sale of two vessels, the Newlead Spartounta and Newlead Prosperity, which were sold on September 13, 2011 and September 20, 2011, respectively, for a net aggregate selling price of $33,548. The carrying value of the vessels was $28,005 and the gain on the sale of these two vessels amounted to $4,931 and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows.

On January 7, 2010, the Company sold the Saronikos Bridge to an unrelated party for net proceeds of $5,348. The gain on the sale of the vessel amounted to $1,226 and is included in Loss from discontinued operations. The Company paid 1% of the purchase price as a sales commission to a brokerage firm, of which one of the former Company’s directors is a shareholder (refer to Note 23). The Company also paid a 1% commission to two unrelated brokerage firms, respectively, as well as, a 1% address commission.

On January 20, 2010, the Company sold the MSC Seine to an unrelated party for net proceeds of $5,399. The gain on the sale of the vessel amounted to $1,271 and is included in Loss from discontinued operations. The Company paid 1% of the purchase price as a sales commission to a brokerage firm, of which one of the former Company’s directors is a shareholder (refer to Note 23). The Company also paid a 1% commission to two unrelated brokerage firms, respectively, as well as a 1% address commission.

Disposal of leased vessels (Discontinued operations)

On March 14, 2012, the Company received enforcement notices from Endurance Shipping LLC whereby, among other things, Endurance Shipping LLC exercised its rights to foreclose on the pledge of the shares of Curby Navigation Ltd., which secured the bareboat charter (see also Note 17). On March 14, 2012, the Company redelivered the Newlead Endurance to Northern Shipping Fund LLC pursuant to a redelivery agreement in respect of the capital leasing arrangement. As part of this redelivery agreement, the Company was released from all its obligations and liabilities under the relevant finance lease documentation. The loss on the transaction amounted to $5,645 and is included in Loss from discontinued operations.

In November 2010, the Company signed an agreement with Lemissoler for the sale and leaseback of the vessels Australia, Brazil, China and Grand Rodosi (see also Note 17).

On March 19, 2012, the Company entered into an agreement with Prime Lake Maritime Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.) in order to redeliver the vessel Brazil, in settlement of part of the vessel’s outstanding debt. The redelivery of the vessel was completed on March 19, 2012.

On February 3, 2012, the Company entered into an agreement with Prime Hill Maritime Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.) in order to redeliver the vessel Grand Rodosi, in settlement of part of the vessel’s outstanding debt. The redelivery of the vessel was completed on February 7, 2012.

On February 3, 2012, the Company entered into an agreement with Prime Time Maritime Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.) in order to redeliver the vessel China, in settlement of part of the vessel’s outstanding debt. The redelivery of the vessel was completed on February 11, 2012.

On October 21, 2011, the Company entered into an agreement with Prime Mountain Shipping Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.), in order to redeliver the vessel Australia, in settlement of part of the vessel’s outstanding debt, for a gross aggregate price of $13,220. As of December 31, 2011, the Australia was classified as an asset held for sale, and was written down to its fair value (less costs to sell). The redelivery of the vessel was completed on January 31, 2012. The Company paid an address commission of 3.5% of the purchase price as a sales commission.

The aggregate loss of the redelivery of these four vessel amounted to $669 and is included in Loss from discontinued operations.

Assets held for sale

On December 29, 2011, the Company entered into a memorandum of agreement with an unrelated party for the sale of the Grand Ocean, which was completed on January 11, 2012, for a net aggregate selling price of approximately $8,150. On October 21, 2011, the Company entered into an agreement with Prime Mountain Shipping Ltd, in order to return the vessel Australia in settlement of part of the vessel’s outstanding debt. The delivery was completed on January 31, 2012. As of December 31, 2011, the Grand Ocean and the Australia met the criteria for “Assets Held for Sale” and were recorded at fair value (less costs to sell) of $21,370.

On December 20, 2011, the Company entered into a memorandum of agreement with an unrelated party for the sale of four LR1 product tanker vessels. Two vessels were sold in 2011 as noted above and the sale of the other two vessels, the Newlead Compass and the Newlead Compassion, was completed on January 31, 2012. As of December 31, 2011, the Newlead Compass and the Newlead Compassion met the criteria for “Assets Held for Sale” and were recorded at their carrying value of $64,712, as the carrying value was below fair value (less costs to sell).

As of December 31, 2012 and December 31, 2011, assets held for sale, net totaled $0 and $86,082 respectively.

For all the vessels sold, see also Note 24 Discontinued Operations.

Impairment of vessels

For the year ended December 31, 2012, the Company recorded an impairment charge totaling $5,911 in continuing operations on one of the two vessels that were held and used as of December 31, 2012. For the year ended December 31, 2011, the Company recorded an impairment charge totaling $2,360 in continuing operations on one vessel classified as held and used and $101,415 in discontinued operations on fifteen vessels. For the year ended December 31, 2010, the Company recorded an impairment charge on vessels in the amount of $15,662 all of which was recorded within continuing operations. Refer to Note 3 for the details related to the vessel impairment tests.

The table below presents the movement of “Vessels and Other Fixed Assets, Net”:

Cost	Vessels	Leased Vessels	Dry docking and Special survey	Other fixed assets	Total
Balance at January 1, 2010	$400,660	$-	$7,100	$-	$407,760
Business combination	143,050	-	-	758	143,808
Additions	82,711	-	3,548	76	86,335
Transfer from Vessels Under Construction	44,025	-	-	-	44,025
Disposals	(34,338)	-	(1,332)	-	(35,670)
Transfers from Vessels to Leased Vessels	(87,291)	87,000	-	-	(291)
Balance at December 31, 2010	$548,817	$87,000	$9,316	$834	$645,967
Additions	863	-	6,650	190	7,703
Transfer from Vessels Under Construction	79,197	38,708	-	-	117,905
Transfer to assets held for sale	(92,600)	(24,000)	(4,038)	-	(120,638)
Disposals — Discontinued operations	(102,794)	-	(2,959)	-	(105,753)
Loss on sale and leaseback	-	(208)	-	-	(208)
Balance at December 31, 2011	$433,483	$101,500	$8,969	$1,024	$544,976
Additions	-	-	985	-	985
Disposals — Discontinued operations	(376,517)	(101,500)	(7,759)	-	(485,776)
Balance at December 31, 2012	$56,966	$-	$2,195	$1,024	$60,185
Accumulated Depreciation and Amortization
Balance at January 1, 2010	$(152,607)	$-	$(2,038)	$-	$(154,645)
Depreciation and Amortization for the year	(26,139)	(841)	(2,781)	(408)	(30,169)
Impairment loss (Note 3)	(15,662)	-	-	-	(15,662)
Accumulated Depreciation of Leasedback Vessels	8,104	-	-	-	8,104
Disposals — Discontinued operations	1,664	-	157	-	1,821
Balance at December 31, 2010	$(184,640)	$(841)	$(4,662)	$(408)	$(190,551)
Depreciation and Amortization for the year	(26,497)	(8,068)	(3,384)	(312)	(38,261)
Impairment loss (Note 3)	(68,185)	(30,497)	(5,093)	-	(103,775)
Transfer to assets held for sale	20,672	10,932	2,952	-	34,556
Disposals — Discontinued operations	20,148	-	2,426	-	22,574
Balance at December 31, 2011	$(238,502)	$(28,474)	$(7,761)	$(720)	$(275,457)
Depreciation and Amortization for the period	(5,168)	(209)	(428)	(184)	(5,989)
Impairment loss (Note 3)	(5,075)	-	(836)	-	(5,911)
Disposals — Discontinued operations	228,294	28,683	7,698	-	264,675
Balance at December 31, 2012	$(20,451)	$-	$(1,327)	$(904)	$(22,682)

Net book value — January 1, 2010	$248,053	$-	$5,062	$-	$253,115
Net book value — December 31, 2010	$364,177	$86,159	$4,654	$426	$455,416
Net book value — December 31, 2011	$194,981	$73,026	$1,208	$304	$269,519
Net book value — December 31, 2012	$36,515	$-	$868	$120	$37,503

DEFERRED CHARGES, NET	12 Months Ended
Dec. 31, 2012
DEFERRED CHARGES, NET
DEFERRED CHARGES, NET

12. DEFERRED CHARGES, NET

The movement of the deferred charges, net, as of December 31, 2012 is as follows:

	Financing Costs	Other Costs	Total
Net Book Value at January 1, 2010	$6,831	$-	$6,831
Additions	9,778	255	10,033
Amortization	(2,368)	-	(2,368)
Write-offs	(1,360)	-	(1,360)
Transfer to Vessels Under Construction	(96)	-	(96)
Net Book Value at December 31, 2010	$12,785	$255	$13,040
Additions	622	80	702
Amortization	(2,948)	-	(2,948)
Write-offs	(4,647)	(335)	(4,982)
Transfer to Vessels Under Construction	(70)	-	(70)
Net Book Value at December 31, 2011	$5,742	$-	$5,742
Additions	564	-	564
Amortization	(1,781)	-	(1,781)
Write-offs	(3,952)	-	(3,952)
Net Book Value at December 31, 2012	$573	$-	$573
December 31, 2012
Current	$573	$-	$573
December 31, 2011
Current	$5,742	$-	$5,742

Total fees of $479 for the year ended December 31, 2011 related to the financing costs of the Newlead Endurance, which was delivered in June 2011. Total fees for the loans the Company entered during the year ended December 31, 2010 related to the business combination. Such fees amounted to $4,169 and have been recorded as deferred charges and amortized over the life of their related facility. Of such fees, $3,213 was paid in cash and an amount of $956 represents the fair value of 112,500 warrants with a strike price of $3.00 and a contractual term of 10 years.

Total fees paid for the new or modified loans related to the acquisition of five dry bulk vessels completed in July 2010, amounted to $2,180 and they have been recorded as deferred charges and amortized over the life of the related facility. Of such fees, $2,148 was paid in cash.

As of December 31, 2012 and December 31, 2011, the Company was in active negotiations with its lenders (see Notes 15, 16, 17). For the indebtedness in relation to which the Company expects that the lender will call the debt, and neither a waiver nor a restructuring of the debt will be available, the Company concluded that certain deferred finance fees and other costs should be written off and as such accelerated the amortization. As a result, during the year ended December 31, 2012 the Company recorded a charge of $3,952, of which $3,882 is included within “Interest & Finance Expense” from continuing operations and the remaining amount of $70 is included in Loss from discontinued operations. During the year ended December 31, 2011, the Company recorded a charge of $4,647, which is included within discontinued operations.

ACCOUNTS PAYABLE, TRADE	12 Months Ended
Dec. 31, 2012
ACCOUNTS PAYABLE, TRADE
ACCOUNTS PAYABLE, TRADE
13. ACCOUNTS PAYABLE, TRADE

Accounts payable, trade, as of December 31, 2012 and 2011 were as follows:

	As of December 31,	As of December 31,
	2012	2011
Suppliers	$3,099	$7,891
Shipyards	616	10,523
Insurers	383	2,885
Agents	766	1,342
Other creditors	8,570	16,286
	$13,434	$38,927

ACCRUED LIABILITIES	12 Months Ended
Dec. 31, 2012
ACCRUED LIABILITIES
ACCRUED LIABILITIES
14. ACCRUED LIABILITIES

Accrued liabilities as of December 31, 2012 and 2011 were as follows:

	As of December 31,	As of December 31,
	2012	2011
Accrued interest	$2,269	$16,411
Accrued claims	3,454	5,889
Other accrued expenses	4,937	10,189
	$10,660	$32,489

In accrued interest as of December 31, 2012 and 2011, an amount of $1,995 and $10,806, respectively, represents interest due and payable as of such date.

LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
LONG-TERM DEBT
LONG-TERM DEBT

15. LONG-TERM DEBT

Below is a summary of the long-term portion and current portion of long-term debt as at December 31, 2012 and 2011:

	December 31, 2012			December 31, 2011
Description	Long-term	Current portion	Total	Long-term	Current portion	Total
Syndicate Facility Agreement	$-	$-	$-	$-	$80,159	$80,159
Piraeus Bank A.E. (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (CPB loan)”) Credit Facility	-	32,525	32,525	-	39,261	39,261
Portigon AG (ex West LB Bank) Credit Facility	-	25,250	25,250	-	25,250	25,250
Piraeus Bank Credit Facilities	-	17,964	17,964	-	76,350	76,350
Kamsarmax syndicate facilities agreements	-	-	-	-	76,836	76,836
Eurobank Credit Facility	-	-	-	-	11,035	11,035
Handysize Syndicate Facility Agreement	-	-	-	-	30,831	30,831
Mojave Finance Inc	-	3,000	3,000	-	-	-
Ending Balance	$-	$78,739	$78,739	$-	$339,722	$339,722

Due to economic conditions and operational difficulties, the Company entered into restructuring discussions with each of the lenders under Company’s facility and credit agreements, the holders of Company’s 7% Notes and the counterparties to Company’s capital leases (collectively, the agreements governing such debt, the “Financing Documents”). As part of those discussions, the Company appointed Moelis to act as the Company’s financial advisors in respect of the restructuring proposal described below. On November 8, 2011, the Company and Moelis presented to each of the lenders under the Financing Documents a commercial presentation which set out a comprehensive global restructuring proposal (the “Restructuring Proposal”). The Restructuring Proposal included, among other things, proposed amendments to the Financing Documents (including amortization relief and reset of financial covenants). The aim of the Restructuring was to increase liquidity, normalize trade vendor payments and deleverage the Company on a going forward basis. To date, the Company has completed the restructuring efforts for the Syndicate Facility Agreement, Kamsarmax Syndicate Facility Agreements, Eurobank Credit Facility, Northern Shipping Fund LLC Capital Lease Obligation, Portigon AG (formerly, West LB Bank) Credit Facility, Piraeus Bank Credit Facilities, Handysize Syndicate Facility Agreement, Lemissoler Capital Lease Obligation and the 7% Notes, subject, in the case of the Syndicate Facility Agreement, final payment of outstanding fees. However, the Company was not able to restructure the credit facility with Piraeus Bank (CPB loan). See also Note 25 for a discussion of the recent developments relating to the Company’s restructuring negotiations.

Since June 2011, the Company has defaulted under each of its Financing Documents in respect of certain covenants (including, in some cases, the failure to make amortization and interest payments, the failure to satisfy financial covenants and the triggering of cross-default provisions). As of December 31, 2012, the Company was also in default under its credit agreements with Piraeus Bank (CPB loan), Portigon AG, Piraeus Bank and the 4.5% Note (refer to Note 17), as those credit facilities had not yet been restructured and discharged. To date, the Company continues to be in default under the Piraeus Bank (CPB loan) Credit Facility, the 4.5% Note, the Portigon AG Credit Facility, and the Mojave Finance Inc. Credit Facility. These lenders have continued to reserve their rights in respect of such defaults. They have not exercised their remedies at this time; however, they could change their position at any time. As such, there can be no assurance that a satisfactory final agreement will be reached with these lenders, or at all. In addition, while the Company has completed its restructuring efforts with the lenders under the Syndicate Facility Agreement, it continues to have an outstanding liability of $129 under the Syndicate Facility Agreement related to loan fees outstanding. While the proceeds from the sale of the four LR1 vessels under the Syndicate Facility Agreement were used to repay the outstanding amounts owed and fees under the agreement, the Company has nevertheless not been formally discharged and released of any and all of its obligations in respect of the Syndicate Facility Agreement due to this outstanding liability.

During 2011 and up to the date of issuance of these financial statements, the Company has sold, disposed of or handed control over to its lenders a total of 20 vessels and hulls under construction (or the ownership of the shipowning subsidiaries) in connection with the Restructuring.

As of December 31, 2012, the Company has defaulted on payments of principal and interest with respect to the Piraeus Bank (CPB loan), the Portigon AG and the Piraeus Bank credit facilities and was not in compliance with certain of its covenants for the respective debt agreements outlined below. As of December 31, 2012, all other debt has been restructured. Since the Company’s lenders have the right, absent receipt of waivers, to demand the repayment of its debt at any given time, the Company reclassified its long term debt as of December 31, 2012 as current liabilities in its consolidated balance sheet.

(a) Syndicate Facility Agreement

As part of the 2009 recapitalization, the Company’s existing syndicate of lenders entered into a $221,400 facility agreement, referred to herein as the “Syndicate Facility Agreement”, by and among the Company and the banks identified therein in order to refinance the Company’s existing revolving credit facility.

On December 21, 2011, with the consent of the lenders under the Syndicate Facility Agreement, the Company agreed for the sale of the four LR1 vessels related to this facility, and the lenders agreed with NewLead to accept the gross sale proceeds in full and final satisfaction of all liabilities owed to the syndicate under the governing loan agreement. Following this agreement, $64,532, which constituted the proceeds of the sales of the Newlead Avra and the Newlead Fortune (sold in December 2011), and $80,159, which constituted the proceeds of the sales Newlead Compass and the Newlead Compassion (sold in January 2012), were applied against the loan. As of December 31, 2012, the outstanding balance due to the syndicate lenders was $129, which is included in Accounts Payable and related to loan fees outstanding. While the proceeds from the sale of the four LR1 vessels under the Syndicate Facility Agreement were used to repay outstanding amounts owed and fees under the agreement, the Company has nevertheless not been formally discharged and released of any and all of its obligations in respect of the Syndicate Facility Agreement due to this outstanding liability as of December 31, 2012.

(b) Piraeus Bank (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (CPB loan)”) Credit Facility

On December 10, 2010, the Company entered into a Loan Agreement with Piraeus Bank (as the successor of Cyprus Popular Bank Public Co. Ltd.) (“Piraeus Bank (CPB loan)”) for a reducing revolving credit facility of up to $62,000, in order to refinance the loans of the Newlead Venetico and the Newlead Markela, and to finance the working and investment capital needs. The provisions of the agreement include a cash sweep of all surplus of quarterly earnings of the related vessels. Borrowings under this loan facility currently bear an approximate effective interest rate, including the margin, of 5.79%.

On April 5, 2012, with the consent of Piraeus Bank (CPB loan), the Company entered into an agreement for the sale of the Newlead Venetico and that vessel was delivered to the buyer on May 8, 2012 for proceeds of approximately $9,450. The proceeds of such sale were applied towards (a) the prepayment of the total outstanding amounts due under the loan agreement for the Newlead Venetico in a total aggregate amount of $6,736, (b) interest payable and (c) the payment of outstanding trade and vendor payments. As of December 31, 2012, the outstanding balance on such loan facility was $32,525.

The floating portion of the approximately $32,525 drawn to date is approximately $15,405 and bears an interest rate of approximately 3.8% (assuming current LIBOR of 0.310%, plus a 3.5% margin), while the fixed portion drawn is $17,120 and bears an interest rate of 7.6% (assuming a current fixed swap rate of 4.1% plus a 3.5% margin). The loan facility includes financial covenants, all as described in the loan facility including: (i) the Company’s shareholders’ equity as a percentage of its total assets, adjusting the book value of its fleet to its market value, must be no less than: (a) 25% from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013; and (b) 30% from the financial quarter day ending September 30, 2013 onwards (as of December 31, 2012, the Company was in breach of this covenant); (ii) the maintenance, on a consolidated basis on each financial quarter, of working capital (as defined in the loan facility) of not less than zero dollars ($0) (as of December 31, 2012, the Company was in breach of this covenant); (iii) the maintenance of minimum liquidity equal to at least five percent of the outstanding loan (as of December 31, 2012, the Company was in breach of this covenant); and (iv) the maintenance of the ratio of EBITDA (as defined in the loan facility) to interest payable on a trailing four financial quarter basis to be no less than: (a) 2.00 to 1.00 from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013; and (b) 2.50 to 1.00 from the financial quarter day ending June 30, 2013 onwards (as of December 31, 2012, the Company was in breach of this covenant). The Company is also subject to a covenant that requires the maintenance of a security value of at least 130% of the facility and the maximum swap exposure as specified in the agreement (as of December 31, 2012, the Company was in breach of this covenant).

As of December 31, 2012, the Company has defaulted on interest payments under the loan agreement.

(c) Portigon AG (formerly, West LB Bank) Credit Facility

On April 1, 2010, the Company assumed a Loan Agreement with Portigon AG, relating to a term loan facility of up to $27,500 in relation to the Grand Victoria. The loan was payable in 20 quarterly installments of $375, followed by 15 quarterly installments of $475 and a balloon payment of $12,875 due on the last payment date. However, after the amendment reached on March 28, 2013 (see Note 25) the outstanding balance will be payable in 3 quarterly installments of $300, followed by 5 quarterly installments of $375, followed by 15 quarterly installments of $475, followed by a balloon payment of $15,350 (the first repayment installment shall be repaid on June 30, 2013 and the balloon installment, shall be repaid on January 31, 2019). Borrowings under this loan facility currently bear an effective interest rate, including the margin, of approximately 3.46% (assuming current LIBOR of 0.207%, plus a 3.25% margin). The applicable margin is calculated as follows: (a) 3.25% per annum at any time when the vessel is not subject to an approved charter and the security cover ratio is less than 125%; (b) 3% per annum at any time when the vessel is subject to an approved charter and the security cover ratio is less than 125%; (c) 2.75% per annum at any time when the vessel is not subject to an approved charter and the security cover ratio is equal to or greater than 125%; and (d) 2.50% per annum at any time when the vessel is subject to an approved charter and the security cover ratio is equal to or greater than 125%.

The vessel’s excess cash must be applied towards the prepayment of the balloon installment until such time as the balloon installment has been reduced to $6,000, in accordance with the following, all as described in the loan facility: (i) if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility. The value to loan ratio is set at 100% until December 31, 2012 and 125% thereafter. As of December 31, 2012, the Company was not in compliance with this ratio. The loan facility includes, among other things, financial covenants including: (i) a minimum market adjusted equity ratio of 25% for the period from September 30, 2012 until June 30, 2013, increasing to 30% thereafter (as of December 31, 2012, the Company was in breach of this covenant); (ii) a minimum liquidity equal to at least 5% of the total debt during the period the loan facility remains outstanding (as of December 31, 2012, the Company was in breach of this covenant); (iii) working capital (as defined in the loan facility) must not be less than zero dollars ($0) during the period the loan facility remains outstanding (as of December 31, 2012, the Company was in breach of this covenant) and (iv) a minimum interest coverage ratio of 2:1 for the period from September 30, 2012 until June 30, 2013, increasing to 2.5:1 thereafter (as of December 31, 2012, the Company was in breach of this covenant). As of December 31, 2012, the Company has defaulted on principal and interest payments. As of December 31, 2012, the outstanding balance was $25,250.

On March 28, 2013, the Company agreed with the bank to certain amendments to the credit facility. See Note 25 for recent developments relating to the facility.

(d) Piraeus Bank Credit Facilities

On April 1, 2010, the Company assumed a Loan Agreement with Piraeus Bank, dated March 31, 2010, for a loan of up to $21,000 relating to the Grand Ocean. The loan facility was payable in one quarterly installment of $850, followed by six quarterly installments of $800, followed by seven quarterly installments of $750, and a balloon payment of $10,100 due in November 2013. On December 29, 2011, the Company, with the consent of Piraeus Bank, entered into an agreement for the sale of the Grand Ocean and that vessel was delivered to the buyer on January 11, 2012 for proceeds of approximately $8,150. Piraeus Bank applied the proceeds of such sale towards (a) the prepayment of $6,510 of the outstanding amounts due under the loan agreement for the Grand Ocean (b) interest payable and (c) the payment of outstanding trade and vendor payments. In addition, a repayment of $490 was effected on June 21, 2012. Borrowings under this loan facility currently bear an effective interest rate, including the margin, of approximately 3.9% (assuming current LIBOR of 0.353%, plus a 3.5% margin). As of December 31, 2012, the outstanding balance was $10,750. See Note 25 for recent developments relating to the facility.

On April 1, 2010, the Company also assumed a Loan Agreement with Piraeus Bank, dated March 19, 2008, as supplemented by a First Supplemental Agreement, dated February 26, 2009, and a Second Supplemental Agreement, dated March 31, 2010, for a loan of up to $76,000 in relation to the Hiona and the Hiotissa. The loan was payable in one quarterly installment of $1,500, followed by four quarterly installments of $1,250, followed by 19 quarterly installments of $1,125 and a balloon payment of $37,225 due in April 2016. Borrowings under this loan facility currently bear an effective interest rate, including the margin, of approximately 3.9% (assuming current LIBOR of 0.353%, plus a 3.5% margin).

On June 20, 2012, the Company entered into an agreement with Piraeus Bank, as amended on April 10, 2013 to proceed with the sale of two tanker vessels, Hiona and Hiotissa, for an aggregate amount of approximately $57,000 and to convert the remaining outstanding debt of Hiona, Hiotissa and Grand Ocean, subject to the satisfaction of certain conditions precedent by the Company, into common shares of the Company. The Hiona and Hiotissa were sold during July 2012, and the proceeds of such sale were applied towards (a) the prepayment of the total outstanding amounts due under the loan agreement for the two vessels, in an aggregate amount of approximately $51,100, (b) interest payable and (c) the payment of outstanding trade and vendor payments. In addition, a repayment of $271 was effected on November 2, 2012. As of December 31, 2012, the outstanding balance was $7,214. See Note 25 for recent developments relating to the facility.

(e) Kamsarmax Syndicate Facility Agreements

On April 15, 2010, the Company assumed two facility agreements (the “Kamsarmax Syndicate Facility Agreements”) in relation to the two acquired Kamsarmaxes (“Kamsarmax Syndicate”), the Newlead Tomi and the Newlead Gujarat. The senior facility agreement which was entered into with Bank of Scotland, BTMU Capital Corporation and Bank of Ireland, was for $66,667 and the junior facility agreement which was entered into with Bank of Scotland and BTMU Capital Corporation was for $13,333.

On February 24, 2012, the Bank of Scotland issued notices of enforcement and notices of default and acceleration in relation to the senior loan agreement and the junior loan agreement, each dated April 15, 2010, between Ayasha Trading Corporation (“Ayasha”) and Bethune Properties S.A. (“Bethune”), as borrowers, and the Bank of Scotland, BMTU Capital Corporation, and the Bank of Ireland, as lenders. In addition, the Bank of Scotland filed claim forms in the High Court of England and Wales against the borrowers representing claims for approximately $62,684 and $13,938 under the Kamsarmax Syndicate Facility Agreements and sought a declaration, that, among other things, the Bank of Scotland was entitled to make a demand against the Company in respect of sums owing under the Kamsarmax Syndicate Facility Agreements. Ayasha and Bethune were the shipowning companies of the motor vessels “Newlead Tomi” and “Newlead Gujarat,” respectively. Pursuant to such notices, the Bank of Scotland, as the agent and security trustee under each of the Kamsarmax Syndicate Facility Agreements, exercised its rights to foreclose on the shares of Ayasha and Bethune, which secured the loans under the Kamsarmax Syndicate Facility Agreements and the vessels were handed over to the lenders control. The gain on the transaction resulting from the release of the respective liabilities to the lender amounted to $24,576 and is included in Loss from discontinued operations.

On August 1, 2012, the Company was formally discharged and released of any and all of its obligations in respect of the Kamsarmax Syndicate Facility Agreements.

As of December 31, 2012, no outstanding balance remained.

(f) First Business Bank (FBB) Credit Facility

As of December 31, 2011, no outstanding balance remained under the FBB credit facility. On April 27, 2012, the Company was fully discharged and released of any and all of its obligations to FBB outstanding under the FBB loan agreements.

(g) Eurobank Credit Facility

On July 9, 2010, the Company assumed a Loan Agreement with Eurobank, for a loan facility of up to $32,000 in relation to the Newlead Esmeralda. On February 10, 2012, with the consent of Eurobank, the Company agreed to the sale of the Newlead Esmeralda for proceeds of approximately $11,400. The proceeds of the sale were applied towards (a) the full and final satisfaction of all indebtedness owed to Eurobank under the loan agreement with Eurobank and (b) the payment of outstanding trade and vendor payments. As of February 16, 2012 the sale of this vessel was completed and on February 16, 2012, the Company was fully discharged and released from any and all obligations to Eurobank under the credit facility and related documents. As of December 31, 2012, no outstanding balance remained.

(h) Handysize Syndicate Facility Agreement

On July 9, 2010, the Company assumed a Loan Agreement with DVB Bank, Nord LB and Emporiki Bank, for a loan facility of up to $48,000 in relation to two newbuilding vessels. On March 21, 2012, with the consent of the lenders, the Company entered into a memorandum of agreement with an unrelated party for the sale of the Navios Serenity for proceeds of approximately $26,000. On March 26, 2012 the vessel was sold and the proceeds of the sale were applied towards the outstanding balance owed under the credit facility with DVB Bank, Nord LB and Emporiki Bank. Up to the sale of the vessel, the Company had defaulted on a number of principal and interest payments. On February 20, 2012, the Company received a default letter from the yard in respect of the delay of the payment of an installment of $7,400 after the completion of the “steel cutting” in September 2011 for the Handysize Hull 4029. On May 22, 2012, the Company signed an agreement with the shipbuilder and the Shipbuilding Contract with SPP Shipbuilding Co, Ltd., the prior contract with the yard, was terminated and ceased to be valid. Under this agreement, the Company and the yard mutually waived all rights and released and discharged each other from all liabilities, obligations, claims and demands. This agreement resulted in the Company being released from the $7,400 liability to the yard and the $7,240 write-off of the balance of the vessel under construction. In addition, on May 22, 2012, the Company was released from its obligations under the related facility for the Handysize Hull 4029, which were $5,492, and on November 23, 2012, the Company was formally discharged and released of any and all of its obligations in respect of the Handysize Syndicate Facility Agreement.

(i) Mojave Finance Inc. Credit Facility

On April 10, 2012, the Company, as a third party, and NewLead Holdings (US) Corp. (refer to Note 6), entered into a Loan Agreement with Mojave Finance Inc., for a secured loan facility of $3,000 in order to finance its coal business. Pursuant to a Pledge Agreement the loan facility is secured by an interest of 52% in NewLead Mojave Holdings LLC and 50% in New Lead JMEG LLC (the “Security”). The loan was initially payable in three equal monthly installments, the first to be paid one month after the drawdown date with each subsequent payment on a monthly basis. Pursuant to the Loan Agreement, the Company and NewLead Holdings (US) Corp. shall not, without prior written consent of Mojave Finance Inc., permit or create any security interest in the Security or permit or create any security interest in the assets of NewLead Holdings (US) Corp., NewLead Mojave Holdings LLC or New Lead JMEG LLC. Should NewLead Holdings (US) Corp. and/or the Company sell their entire interest in New Lead JMEG LLC, or any part thereof, such entity will have the obligation to prepay the loan, or any portion thereof, as applicable, in proportion to the interest sold. On July 9, 2012, the loan facility was amended. Pursuant to the amendment, the loan was payable after a nine-month period following the drawdown date, with the $3,000 repayment due on January 11, 2013. On January 9, 2013 and July 9, 2013, the loan facility was further amended. Pursuant to the second and the third amendments, the loan is payable after an eighteen-month period following the drawdown date, with the $3,000 repayment due on October 11, 2013. Borrowings under the terms of the loan facility currently bear an approximate effective interest rate, including the margin, of 4.7% (assuming current LIBOR of 0.736%, plus a 4.00% margin).

In respect of all the remaining mentioned facilities, as of December 31, 2012, the Company was in default of principal and interest payments due in the amounts of $3,582 and $1,995, respectively.

Amounts drawn under the Piraeus Bank (CPB loan), Portigon AG and Piraeus Bank credit facilities are secured by first priority mortgages on the Company’s vessels, guaranteed by each vessel-owning subsidiary and guaranteed by NewLead Holdings.

The amounts shown as interest and finance expense in the statements of operations are analyzed as follows:

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2012	2011	2010
Interest expense	$8,125	$11,528	$10,124
Amortization of deferred charges	5,624	2,112	1,026
Amortization of the beneficial conversion feature	71,561	8,161	5,942
Other expenses	1,239	871	1,458
	$86,549	$22,672	$18,550

The effective interest rate at December 31, 2012 was approximately 4.31% per annum (December 31, 2011: 4.88% and December 31 2010: 6.08%). Capitalized interest for the year ended December 31, 2012 amounted to $20 ($2,549 for the year ended December 31, 2011 and $902 for the year ended December 31, 2010, respectively).

SENIOR CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2012
SENIOR CONVERTIBLE NOTES
SENIOR CONVERTIBLE NOTES

16. SENIOR CONVERTIBLE NOTES

(a) Senior Convertible 7% Notes

In connection with the recapitalization on October 13, 2009, the Company issued $145,000 in aggregate principal amount of 7% Notes. The 7% Notes were convertible into common shares at a conversion price of $9.00 per share (“Any time” conversion option), subject to adjustment for certain events, including certain distributions by the Company of cash, debt and other assets, spin offs and other events. The issuance of the 7% Notes was pursuant to the Indenture dated October 13, 2009, between the Company and Piraeus Bank (as the successor of Cyprus Popular Bank Public Co. Ltd.), and the Note Purchase Agreement, executed by each of Investment Bank of Greece and Focus Maritime Corp. as purchasers.

All of the outstanding 7% Notes owned by Focus Maritime Corp. were pledged to, and their acquisition was financed by, Piraeus Bank (as the successor of Cyprus Popular Bank Public Co. Ltd.) $20,000 of the proceeds of the 7% Notes were used to partially repay a portion of existing indebtedness and the remaining proceeds were used for general corporate purposes and to fund vessel acquisitions. The Note Purchase Agreement and the Indenture with respect to the 7% Notes contained certain covenants, including, among others, limitations on the incurrence of additional indebtedness, except for approved vessel acquisitions, and limitations on mergers and consolidations. In connection with the issuance of the 7% Notes, the Company entered into a Registration Rights Agreement providing the holders of the 7% Notes with certain demand and other registration rights for the common shares underlying the 7% Notes. The Investment Bank of Greece also received warrants to purchase up to 416,667 common shares at an exercise price of $24.00 per share, with an expiration date of October 13, 2015, in connection with advisory services provided by the Investment Bank of Greece to the Company.

In November 2009, Focus Maritime Corp., a company controlled by Michail S. Zolotas, the Company’s Chairman, Chief Executive Officer and member of the Company’s Board of Directors, converted $20,000 of the 7% Notes into approximately 2.22 million new common shares of the Company. In connection with the Restructuring of NewLead’s debt, on July 2, 2012, the Company entered into an agreement with Focus Maritime Corp. for the conversion of its remaining $124,900 of the 7% Notes, together with interest accrued thereon and future interest payment and an additional fee payable to Focus Maritime Corp. as an inducement for the conversion, into approximately 264.9 million common shares of the Company. Under the agreement with Focus Maritime Corp., the Company may not allow debt to equity conversions on more favorable terms to other debtors. As of December 31, 2012, Investment Bank of Greece retained $100 outstanding principal amount of the 7% Notes.

The Company recorded a BCF totaling $100,536 as a contra liability (discount) that had to be amortized into the income statement (via interest charge) over the life of the 7% Notes. For the year ended December 31, 2012, $71,561 of the BCF was amortized and reflected as interest expense in the statement of operations ($8,161 for the year ended December 31, 2011, and $5,942 for the year ended December 31 2010). In addition, as a result of the agreement with Focus Maritime Corp., the Company recorded an inducement loss of $293,109, which is included in Loss on extinguishment of convertible notes. Accordingly, in the aggregate, $100 and $125,000 of the 7% Notes remained outstanding as at December 31, 2012 and December 31, 2011, respectively.

The amount regarding the 7% Notes presented in the consolidated balance sheets is as follows:

7% Notes
Balance at January 1, 2010	$39,283
Amortization of the Beneficial Conversion Feature	5,942
Make whole fundamental change	5
Balance at December 31, 2010	$45,230
Amortization of the Beneficial Conversion Feature	8,161
Make whole fundamental change	0
Balance at December 31, 2011	$53,391
Amortization of the Beneficial Conversion Feature	71,561
Partial Conversion of the Convertible Senior Notes	(124,900)
Balance at December 31, 2012	$52

As of December 31, 2012, the Company was not in compliance with its financial covenants on this indebtedness and had defaulted on three coupon payments. As such, the full amount outstanding was reclassified to current liabilities.

(b) Senior Convertible 4.5% Note

In connection with the agreement with Lemissoler Maritime Company W.L.L. (refer to Note 17), on December 31, 2012, the Company issued $50,000 in aggregate principal amount of its notional 4.5% Senior Convertible Note due in 2022 to Prime (the “4.5% Note”). The 4.5% Note will bear interest at an annual rate of 4.5%, which is payable quarterly on March 1, June 1, September 1 and December 1 of each year (beginning on March 1, 2013), until maturity in December 2022 or earlier upon redemption, repurchase or conversion in accordance with its terms. At the option of the Company, subject to certain conditions, interest and principal payments may be satisfied by issuing additional common shares of the Company (rather than in cash).

The amount of shares to be paid is calculated by dividing (i) the per share amount equal to 80% of the arithmetic average of the daily volume-weighted average price (“VWAPs”) of the Company’s common shares for all of the trading days during the period of 30 consecutive trading days ending on and including the trading day immediately preceding the interest payment date into (ii) an amount equal to the total amount of cash such holder would receive if the aggregate amount of interest on the 4.5% Note was being paid in cash. The 4.5% Note is convertible, at a holder’s option, at any time prior to the close of business on the maturity date or earlier upon redemption or repurchase in accordance with its terms. The holder has the right to convert the principal amount of the 4.5% Note, or any portion of such principal amount which is at least $1 (or such lesser principal amount of the 4.5% Note as shall be outstanding at such time), plus accrued and unpaid interest, into that number of fully paid and non-assessable common shares of the Company (as such shares shall then be constituted) obtained by dividing (1) the sum of (x) the principal amount of the 4.5% Note or portion thereof being converted plus (y) accrued and unpaid interest on the portion of the principal amount of the 4.5% Note being converted to the applicable conversion date plus (z) accrued and unpaid default interest, if any, on the amount referred to in the immediately preceding clause (y) to the applicable conversion date by (2) the Conversion Price (as defined below) in effect on the applicable conversion date. The Conversion Price means an amount equal to 80% of the arithmetic average of the daily VWAPs of the common shares of the Company for all of the trading days during the period of 30 consecutive trading days ending on and including the trading day immediately preceding the conversion date. If the holder does not convert the 4.5% Note prior to the maturity date, then so long as no certain events of default (“Events of Default”) or an event triggering a repurchase (“Repurchase Event”) has occurred and is continuing, the principal of and accrued interest on the 4.5% Note that is outstanding on the maturity date shall automatically convert, without further action by the holder, into common shares of the Company. The number of common shares issued by the Company to the holder upon such conversion shall be the quotient obtained by dividing (x) the outstanding principal of and accrued interest on the 4.5% Note on the maturity date by (y) the Conversion Price then in effect.

The Company may redeem all or part of the outstanding principal amount of the 4.5% Note at any time, subject to certain conditions, at a redemption price in cash equal to the sum of (1) 100% of the outstanding principal amount of the 4.5% Note plus (2) accrued and unpaid interest on such principal amount to the redemption date plus (3) accrued and unpaid default interest, if any, on the amount referred to in the immediately preceding clause (2) at the rate provided in the 4.5% Note to the redemption date, subject to certain conditions specified in the 4.5% Note. If a Repurchase Event occurs, the holder will have the right, at the holder’s option, to require the Company to repurchase all of the 4.5% Note, or any portion thereof, on a repurchase date that is five business days after the date of the holder delivered its notice with respect to such Repurchase Event. The repurchase price will be an amount in cash equal to the sum of (1) 100% of the outstanding principal amount of the 4.5% Note that the holder has elected to be repurchased plus (2) accrued and unpaid interest on such principal amount to the date of such repurchase plus (3) accrued and unpaid default interest, if any, thereon at the rate provided in the 4.5% Note to the date of such repurchase. If an Event of Default shall have occurred, then the applicable interest rate shall be increased to 6.5% per annum during the period from the date of such Event of Default until the date no Event of Default is continuing. The Company may, at its option, subject to certain conditions, make any payments required to be made by the Company to the holder upon acceleration of the 4.5% Note by reason of certain Events of Default in common shares of the Company.

On the date of the issuance, the fair value of the 4.5% Note amounted to $62,500. As of December 31, 2012, the Company was not in compliance with certain covenants on this indebtedness.

CAPITAL LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2012
CAPITAL LEASE OBLIGATIONS
CAPITAL LEASE OBLIGATIONS
17. CAPITAL LEASE OBLIGATIONS

(a) Northern Shipping Fund LLC

In June 2011, the Company entered into an agreement with Northern Shipping Fund LLC for the sale and immediate bareboat leaseback of the Post-Panamax dry bulk vessel, the Newlead Endurance. The net proceeds for the sale were $26,600 and the bareboat leaseback charter period was seven years. NewLead retained call options to buy the vessel back during the lease period at pre-determined decreasing prices at the end of each of the seven years starting from the first year, with the last call option price at $26,500 at the end of the lease term. Moreover, a put option existed, which if exercised, would have required the Company to repurchase the vessel for approximately $26,500 at the end of the lease term. The call or put option price was to be paid in cash. On February 14, 2012, an amendment agreement was signed, eliminating the existing put option.

The Company concluded that it had retained substantially all of the benefits and risks associated with such vessel and has treated the transaction as a financing, resulting in an immediate loss of $208. On March 14, 2012, the Company received enforcement notices from Endurance Shipping LLC whereby, among other things, Endurance Shipping LLC exercised its rights to foreclose on the pledge of the shares of Curby Navigation Ltd., which secured the bareboat charter, and the vessel was delivered back to Northern Shipping Fund LLC. On March 31, 2012, the Company entered into a deed of release with Endurance Shipping LLC, the owner of the Newlead Endurance, pursuant to which the Company was unconditionally released from its guarantee under the bareboat charter for the Newlead Endurance, which had been chartered-in by Curby Navigation Ltd., and all its obligations and liabilities under the relevant finance lease documentation. In connection with the enforcement notices, the Company also received a termination notice in respect of the ship management agreement between Curby Navigation Ltd. and Newlead Bulkers S.A., which had been the manager of the Newlead Endurance. As of December 31, 2012, no outstanding balance on the lease debt remained. The loss on the transaction amounted to $5,645 and is included in Loss from discontinued operations.

(b) Lemissoler Maritime Company W.L.L.

In November 2010, the Company entered into an agreement with Lemissoler Maritime Company W.L.L. (“Lemissoler”) for the sale and immediate bareboat leaseback of four dry bulk vessels comprised of three Capesize vessels, the Brazil, the Australia, and the China, as well as the Panamax vessel Grand Rodosi. Total consideration for the sale was $86,800 and the bareboat leaseback charter period was eight years. NewLead retained call options to buy the vessels back during the lease period at pre-determined decreasing prices and was obligated to repurchase the vessels for approximately $40,000 at the end of the lease term. The repurchase obligation could be paid partially in cash and partially in common shares, at the Company’s option.

The Company concluded that it had retained substantially all of the benefits and risks associated with such vessels and has treated the transaction as a financing, resulting in an immediate loss of $2,728 (for those vessels where their fair value was below their carrying amount) and deferred gain of $10,540 (for those vessels where their fair values was above their carrying amount) which had been amortized over the life of each vessel. The unamortized portion of $9,083 as of December 31, 2011 was written off upon the redelivery of the vessels and is reported under discontinued operations. The amortization for the years ended December 31, 2011 and 2010 amounted to $1,316 and $141, respectively, and is reported under discontinued operations.

On January 31, 2012, February 7, 2012, February 11, 2012, and March 19, 2012, respectively, pursuant to various redelivery addendums to certain sale and leaseback agreements, the Company completed the redelivery of the four dry bulk vessels, the Australia, the Grand Rodosi, the China and the Brazil, to their owners which are affiliates of Lemissoler. On November 28, 2012, the Company entered into a settlement and standstill agreement (the “Settlement Agreement”) with Prime, which sets out the terms and conditions on which Lemissoler has agreed to the settlement of amounts outstanding and due to them from the Company pursuant to various agreements that had been entered into between the Company and Lemissoler (the “Lemissoler Indebtedness”) and a standstill and waiver of Lemissoler’s right to take action in respect of the Lemissoler Indebtedness and the failure of the Company to perform their respective obligations under such agreements, which includes, for the avoidance of doubt, any existing or future liabilities under agreements relating to the operation of vessels chartered or assigned to Lemissoler.

Pursuant to the Settlement Agreement: (a) the Lemissoler Indebtedness was settled by issuing (i) 109,351,314 common shares of the Company to Prime; and (ii) $50,000 aggregate principal amount of the Company’s 4.5% Senior Convertible Note due 2022 to Prime (the “4.5% Note”) with such terms as described below; and (b) all fees, costs and expenses incurred by Prime in connection with the transaction will be paid from the issuance of 487,805 common shares of the Company (covering $400 in fees) to Prime (with any shortfall from the sale of the common shares to be fully paid and settled by the Company, which may be satisfied by issuing further common shares of the Company to Prime). As of December 31, 2012, Prime received 109,351,314 common shares of the Company for the outstanding balance and 487,805 common shares of the Company for the fees, costs and expenses incurred by Prime and the Company issued to Prime the 4.5% Note (refer to Note 16). In addition, in connection with the Settlement Agreement, the Company entered into a registration rights agreement with Prime, pursuant to which NewLead is obligated to file a registration statement or registration statements covering the potential sale of the common shares of the Company issued to Prime and the shares of the Company’s common shares issuable upon conversion of the 4.5% Note. Prime may also request that the Company file a registration statement on Form F-3 if NewLead is entitled to use such form, or request that their purchased common shares be covered by a registration statement that the Company is otherwise filing (i.e., piggy-back registration). As a result of the agreement with Prime, the Company recorded an aggregate loss of $50,574, which is included in Loss from discontinued operations.

As of December 31, 2012, no outstanding balance remained on the lease debt. On January 30, 2013, the Company was formally released from all of its obligations and liabilities under the relevant finance lease documentation.

SHARE BASED COMPENSATION	12 Months Ended
Dec. 31, 2012
SHARE BASED COMPENSATION
SHARE BASED COMPENSATION

18. SHARE BASED COMPENSATION

Equity Incentive Plan

The Company’s 2005 Equity Incentive Plan (the “Plan”) is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the Company depends, with incentives to: (a) enter into and remain in the service of the Company, (b) acquire a proprietary interest in the success of the Company, (c) maximize their performance, and (d) enhance the long-term performance of the Company.

On December 20, 2011, the Board of Directors amended the Plan to increase the number of common shares reserved for issuance from 583,334 shares to 2,083,334 shares to better enable the Company to offer equity incentives to its officers, directors, employees and consultants.

In addition, the Company may grant restricted common shares and share options to third parties and to employees outside of the Plan. During the year ended December 31, 2012 and 2011 approximately 1,659,000 and 1,214,000 shares, respectively, were granted to former employees, officers, executive officers, board of directors members and consultants, which vested upon their issuance. For shares issued to third parties refer to Note 19, and for shares granted/issued after December 31, 2012, refer to Note 25.

Employment and Severance Agreements

On January 2, 2012, the Company entered into employment agreements with two of the Company’s then executive officers, Nicholas G. Fistes (resigned in December 2012), and Michail S. Zolotas, which entitle each executive to an annual base salary and an annual incentive bonus that is payable in the Company’s common shares.The agreements are retroactive for the years 2010 and 2011 and effective until December 31, 2016, after which they will automatically renew for additional one-year periods, unless terminated in accordance with the terms of such agreements. Pursuant to the employment agreements, both executives were entitled to the following compensation: (1) for the period between October 13, 2009 until the end of 2010, were entitled to an aggregate base salary of $1,300 and a bonus of $300, which was paid in shares priced at $24.00 per share, resulting in an aggregate of issuance of 66,667shares, (2) for 2011, they were entitled to an aggregate base salary of $1,300 and bonus of $300, which was paid in shares priced at $2.00 per share, resulting in an aggregate of issuance of 800,000 shares; and (3) for each year from 2012 until the end of 2016, they will be entitled to an aggregate base salary of $1,450 and bonus of $1,450, which will be paid in shares priced at $2.00 per share, resulting in an aggregate of issuance of 1,450,000 shares. Under each employment agreement, upon a change in control of the Company, any stock based awards to the employee will vest. If prior to the effective date of a change of control or after the second anniversary of the effective date of a change in control, the employee is terminated without “cause” or resigns for “good reason,” the employee will be entitled to receive his then current base salary through the end of the expiration period of the agreement, in addition to any benefits accrued through the date of his termination. In addition, if on or after the effective date of a change of control and prior to the second anniversary of the effective date of the change of control, the employee is terminated without “cause” or resigns for “good reason,” the employee will be entitled to five times his then current base salary and five times the annual bonus for the prior year within 30 days following the effectiveness of the termination. If an executive’s employment is terminated for “cause” or voluntarily by the employee without “good reason,” the employee will not be entitled to any salary, benefits or reimbursements beyond those accrued through the date of his termination.

On January 1, 2013, an amendment to the employment agreement with Michail S. Zolotas was signed. Pursuant to the amended employment agreement, Michail S. Zolotas will be entitled, for the fiscal years 2013 through 2018, to an aggregate base salary of $1,500 per year, which will be paid in advance and in common shares of the Company. The Company agreed to pay the annual base salary owed to Michail S. Zolotas for fiscal year 2013 by May 30, 2013 and on May 31, 2013, 5,083,769 common shares were issued. The share price used for the calculation of the shares was the average closing price of the Company’s common stock for the last thirty trading days prior to the date on which the shares were delivered to Michail S. Zolotas. For fiscal year 2014 and for each subsequent year, the share price to be used for the calculation of the shares to be issued shall be the average closing price of the Company’s common stock for the last 365 days prior to the date on which the shares are delivered to the Michail S. Zolotas. Pursuant to the terms of the amended employment agreement, for fiscal years 2013 through 2018, Michail S. Zolotas will also be entitled to an aggregate bonus of $4.5 million per year, which will be paid in common shares or warrants. The share price to be used for the calculation of the shares to be issued shall be the average closing price of the Company’s common stock for the last 60 trading days prior to the date on which the target bonus is granted to Michail S. Zolotas. The target bonus for each performance period will be determined on an annual basis and based on such factors as the board and Michail S. Zolotas shall in good faith agree, such factors to be agreed no later than 60 days following the start of each performance period, except in the year 2013 where the target bonus of Michail S. Zolotas was granted on May 30, 2013. In addition, if on or after the effective date of a change of control and prior to the second anniversary of the effective date of the change of control, Mr. Zolotas is terminated without “cause” or resigns for “good reason” (each as defined in the employment agreement), he will be entitled to a cash payment equal to (i) twenty times his then-current base salary and (ii) twenty times his annual bonus for the prior year within 30 days following the effectiveness of the termination.

On January 2, 2012, the Company entered into severance agreements with certain of its key employees, not including Michail S. Zolotas. If on or after the effective date of a change of control and prior to the second anniversary of the effective date of a change of control, the severance agreements are terminated without “cause,” or the employee resigns for “good reason,” the employee will be entitled to (i) five times his then current base salary, (ii) five times his annual bonus and (iii) the lesser of (x) the number of shares of the Company’s common shares valued at two times his annual bonus at a price per share equal to the average trading price during the previous 30 trading days or (y) 20,000,000 shares, in each case within 30 days following the effectiveness of the termination. As used in the employment agreements and the severance agreements, “change of control” means: (i) the sale or disposition, in one or a series of related transactions within any twelve (12) month period ending on the date of the most recent acquisition by such person or persons, of more than 50% of the assets of the Company to any “person” or “group” (as such terms are defined in Section 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (ii) any person or group is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, in one or a series of related transactions within any twelve (12) month period ending on the date of the most recent acquisition by such person or persons, of the Company’s outstanding equity representing more than 50% of the total voting power of the Company’s equity; or (iii) the Company undergoes a merger, reorganization or other consolidation in which the owners of the Company’s outstanding equity ownership immediately prior to such merger, reorganization or consolidation own less than 50% of the surviving entity’s voting power immediately after the transaction.

Restricted Common Shares

The Company measures share-based compensation cost at grant date, based on the estimated fair value of the restricted common share awards, which is determined by the closing price of the Company’s common shares as quoted on the NASDAQ Stock Market on the grant date and recognizes the cost as expense on a straight-line basis over the requisite service period.

During the years ended December 31, 2012 , 2011, and 2010, the Company recognized compensation cost related to the Company’s restricted shares of $2,412, $1,884 and $1,838, respectively.

A summary of the activity relating to restricted common shares during the years ended December 31, 2012, 2011 and 2010 is as follows:

	Number of Shares	Weighted Average Fair Values	Weighted Average Vesting Period (Years)
Outstanding and non-vested shares, as of January 1, 2010 (1)	181,667	$15.01	1.8
Granted (2)	12,085	11.04	1.2
Outstanding and non-vested shares, as of December 31, 2010	193,752	14.76	1.7
Granted (3), (4), (5), (6)	1,984,751	0.93	2.4
Forfeited (1), (2), (3), (4)	(65,651)	3.38	-
Vested (1), (2)	(181,252)	14.94	-
Outstanding and non-vested shares, as of December 31, 2011	1,931,600	0.92	2.4
Forfeited (4), (6)	(517,736)	0.91	-
Vested (1), (3), (4), (5), (6)	(589,538)	0.83	-
Outstanding and non-vested shares, as of December 31, 2012	824,326	$0.99	2.9

(1)
181,667 shares were granted on the date of the recapitalization; 166,667 shares had a two-year vesting schedule (at January 1, 2011 and 2012), of which 83,334 shares, with an original vesting date January 1, 2012, were vested in July 15, 2011 upon the resignation of the former Chief Financial Officer; and 15,000 shares had a three-year vesting schedule (at January 1, 2011, 2012 and 2013), of which 5,000 shares, with an original vesting date of January 1, 2012 and January 1, 2013, were forfeited on December 31, 2011 due to the resignation of two board members. The remaining 2,500 shares will fully vest on January 1, 2013.

(2)
6,668 shares were granted on January 1, 2010 and vested over a one year period (January 1, 2011). 5,417 shares were granted on April 15, 2010, of which: (a) 1,667 vested over a one year period (January 1, 2011) and (b) 3,750 with an original three-year vesting period (at January 1, 2011, 2012 and 2013) were treated as follows: (i) 1,250 vested on January 1, 2011 and (ii) the remaining 2,500 were forfeited on December 31, 2011 due to the resignation of one board member.

(3)
8,335 shares were granted to members of the board of directors on February 1, 2011. Of such shares, 5,001 shares were forfeited on December 31, 2011 due to the resignation of three board members and 3,334 shares were fully vested in 2012.

(4)
365,250 shares were granted on April 1, 2011 to employees, officers and directors with original vesting date April 1, 2013. Of such shares, 53,150 shares were forfeited during 2011 and 92,150 as of December 31, 2012. 50,600 were fully vested as of December 31, 2012. The remaining 169,350 shares will fully vest on April 1, 2013, unless forfeited prior to such time.

(5)
350,000 shares were granted to members of the board of directors on December 21, 2011, of which 140,000 shares were vested upon issuance (February 15, 2012) and the remaining 210,000 shares were vested on December 31, 2012.

(6)
1,261,166 shares were granted on December 21, 2011 to employees, officers and directors which were to be vested as follows: (i) 314,930 shares, were to be vested over four years with 25% of the grants being vested on each of the first, second, third and fourth anniversary of the issuance date (February 15, 2013, February 15, 2014, February 15, 2015 and February 15, 2016, respectively); and (ii) 946,236 shares were to be vested on the third anniversary of the issuance date (February 15, 2015). During 2012, 425,586 of such shares were forfeited and 183,104 were fully vested earlier than their original vesting date, upon approval from the Board of Directors. The remaining 652,476 shares will fully vest on their original vesting date, unless forfeited prior to such time.

Compensation cost of $309 related to non-vested shares will be primarily recognized up to February 15, 2016.

Share options

The summary of share option awards is summarized as follows (in thousands except per share data):

	Number of Options	Weighted Average Exercise Price	Weighted Average Fair Value	Weighted Average Vesting Period (Years)
Outstanding, as of January 1, 2010 (1)	275,000	$27.45	$6.24	3.0
Outstanding, as of December 31, 2010	275,000	27.45	6.99	3.0
Forfeited (1)	(104,167)	19.80	9.33	-
Outstanding, as of December 31, 2011	170,833	32.12	6.96	3.0
Outstanding, as of December 31, 2012	170,833	$32.12	$6.96	3.0
Exercisable at December 31, 2012	170,833	$32.12	$6.96	-

(1)
In 2008, the Company granted 25,000 share options to purchase common shares subject to a vesting period of three annual equal installments. On October 13, 2009, all these shares were vested due to the recapitalization.

In 2009, the Company granted 250,000 share options to purchase common shares, which vest equally over 36 months and are subject to accelerated vesting or forfeiture upon certain circumstances. The options granted are exercisable at a specified time after vesting period (through five years from October 13, 2009). Pursuant to the Board of Directors resolution dated October 14, 2010, the exercisable period of these share options extended for additional five years, i.e. until October 13, 2019. In July 2011, upon the resignation of the former Chief Financial Officer, the remaining 104,167 shares (i.e. 250,000 shares granted less 145,833 shares exercisable as of June 30, 2011) were forfeited. As a result, no unrecognized compensation existed as of July 2011.

During the year ended December 31, 2012 no share-based compensation cost was recognized, relating to the share options. During the year ended December 31, 2011 the Company recognized share-based compensation cost of $194 and a reduction of compensation expense of $496 due to the forfeited shares upon the resignation of the former Chief Financial Officer. During the year ended December 31, 2010 the Company recognized share-based compensation cost of $842, relating to the share options.

The weighted average contractual life of the share options outstanding as of December 31, 2012 was 6.6 years.

As of December 31, 2012, the intrinsic value of the Company’s share options was $0, since the share price of the Company’s common shares was less than the exercise price.

COMMON SHARES AND DIVIDENDS	12 Months Ended
Dec. 31, 2012
COMMON SHARES AND DIVIDENDS
COMMON SHARES AND DIVIDENDS
19. COMMON SHARES AND DIVIDENDS

Common Shares

As a result of the issuance of restricted shares to employees, former employees, officers, executive officers, directors and consultants during the years ended December 31, 2012, 2011 and 2010, the Company’s share capital was increased by approximately 3,245,000 shares, 473,000 shares and 13,000 shares, respectively.

As a result of the issuance of shares to various vendors to settle outstanding invoices during the year ended December 31, 2012, the Company’s share capital was increased by approximately 10,328,000 shares. No such shares issued during the years ended December 31, 2011 and 2010.

As a result of the issuance of shares to Prime to settle outstanding lease obligations during the year ended December 31, 2012, the Company’s share capital was increased by approximately 109,839,000 shares (refer to Note 17).

As a result of the issuance of shares to Focus Maritime Corp.to settle outstanding 7% Notes during the year ended December 31, 2012, the Company’s share capital was increased by approximately 264,939,000 shares (refer to Note 16).

As a result of a joint venture arrangement that was entered into on April 2012, the Company’s share capital was increased by approximately 731,000 shares.

As a result of the agreement that NewLead entered into with Lemissoler (refer to Note 17), the Company’s share capital was increased by approximately 199,000 shares and 37,000 shares, which were issued in January 2012 and in January 2011, respectively.

As a result of the business combination that occurred on April 1, 2010 (refer to Note 5), the Company’s share capital was increased by approximately 700,000 shares, which reflected the consideration transferred to Grandunion to complete the business combination.

Dividends

During the years ended December 31, 2012, 2011, and 2010, the Company did not pay dividends as a result of the decision in September 2008 by the board of directors to suspend the payment of cash dividends. In addition, certain of the Company’s debt agreements contain covenants that limit its ability to pay dividends or prohibit the Company from paying dividends without the lender’s consent.

FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

20. FINANCIAL INSTRUMENTS

The principal financial assets of the Company consist of cash and cash equivalents, trade receivables and other assets. The principal financial liabilities of the Company consist of long-term bank loans, the 4.5% Note, accounts payable and accrued liabilities.

Fair Values

Derivative financial instruments are stated at their fair values. The carrying amounts of the following financial instruments approximate their fair values: cash and cash equivalents and restricted cash accounts, trade and other receivables, trade and other payables and derivative financial instruments. The fair values of long-term loans and capital lease obligations are estimated by taking into consideration the Company’s creditworthiness and the market value of the underlying mortgage assets. The 7% Notes had a fair value of $94,289 as of December 31, 2011 which was determined based on quoted market prices of debt with similar characteristics available for companies with comparable creditworthiness.

	Carrying amount	Fair Value	Carrying amount	Fair Value
	December 31, 2012		December 31, 2011
Assets
Cash and cash equivalents	$1,043	$1,043	$5,119	$5,119
Restricted cash	$1,342	$1,342	$281	$281
Trade receivables, net	$3,586	$3,586	$12,522	$12,522
Other receivables	$4,980	$4,980	$3,398	$3,398
Liabilities
Accounts payable, trade	$13,434	$13,434	$38,927	$38,927
Current portion of long-term debt	$78,739	$17,400	$339,722	$207,281
Senior convertible notes, net	$62,552	$62,552	$53,391	$94,289
Derivative financial instruments	$767	$767	$8,808	$8,808
Capital lease obligations	$-	$-	$107,527	$69,812
Due to managing agent	$184	$184	$184	$184

Warrants

During the fourth quarter of 2009, the Company authorized the issuance to a third party of a six-year warrant to purchase 416,667 common shares for advisory services provided in connection with the recapitalization. In connection with the issuance of the 7% Notes, the Company issued to the Investment Bank of Greece warrants to purchase up to 416,667 common shares at an exercise price of $24.00 per share, with an expiration date of October 13, 2015, which resulted in $3,940 of debt issuance cost that was recorded as deferred issuance cost. These warrants were fair valued as of October 13, 2009 and were to be amortized over a period of six years. Upon conversion of the 7% Notes, the remaining unamortized amount of $1,860 was written off. The warrants were marked to market at every reporting date.

For the period from January 1, 2010 to September 29, 2010, the total fair value change on warrants was a gain of $1,855. On September 30, 2010, the Company and the warrant holders amended certain terms of the warrants and the amended warrants now qualify for equity classification. Upon the amendment, the amended warrants were remeasured at fair value, which included the cash paid to certain warrant holders. The amendment resulted in the warrant liability of $3,124 being reclassified to Additional Paid-in Capital in Shareholders Equity. An additional consulting expense of $600 was recognized in the statement of operations for the year ended December 31, 2010 to amend the warrants.

During 2010, the Company authorized the issuance to a third party of a ten-year warrant to purchase 112,500 common shares with a strike price of $3.00. The fair value of $956 of such warrants was recorded as deferred charges (refer to Note 12).

During 2012, the Company authorized the issuance to the third party of a ten-year warrant to purchase 750,000 common shares for advisory services provided in connection with the Restructuring, with a strike price of $0.25 (provided however that the third party surrenders its existing 416,667 and 112,500 described above, which were fair valued as of April 9, 2012 at $494). The warrants qualify for equity classification. The new warrants were fair valued as of April 9, 2012 at $1,000. These warrants were exercised during January 2013 and a total of 620,149 common shares were issued. The fair value of the warrant for the 750,000 shares has been calculated based on the Binomial options pricing model method. The Company used this model because the warrants are exercisable at for a period of up to 10 years. The assumptions utilized in the Binomial options pricing model for the warrants included a dividend yield of 0% and an expected volatility of 150%. The risk-free interest rate used was 2.06%.

On December 31, 2012, the Company authorized the issuance to the third party of a ten-year warrant to purchase 1,250,000 common shares for advisory services provided in connection with the Restructuring, with a strike price of $0.25. The warrants qualify for equity classification. The fair value of these warrants amounted to $509. The fair value of the warrant for the 1,250,000 shares has been calculated based on the Binomial options pricing model method. The Company used this model because the warrants are exercisable at for a period of up to 10 years. The assumptions utilized in the Binomial options pricing model for the warrants included a dividend yield of 0% and an expected volatility of 176%. The risk-free interest rate used was 1.73%. On May 21, 2013, the Company and the third party mutually agreed to terminate the warrant agreement.

Interest Rate Risk

Interest rate risk arises on bank borrowings. Considering its recent financial position and subject to the restructuring of the remaining credit facilities, the Company monitors the interest rate on borrowings closely to ensure that the borrowings are maintained at favorable rates. The interest rates relating to the long-term loans are disclosed in Note 15, “Long-term Debt”.

Concentration of Credit Risk

The Company believes that no significant credit risk exists with respect to the Company’s cash due to the spread of this risk among various different banks. The Company is also exposed to credit risk in the event of non-performance by counterparties to derivative instruments. As of December 31, 2012, those derivative instruments are in the counterparties’ favor. Credit risk with respect to trade accounts receivable is reduced by the Company by chartering its vessels to established international charterers.

Cash deposits in excess of amounts covered by government – provided insurance are exposed to loss in the event of non-performance by financial institutions. The Company does maintain cash deposits in excess of government – provided insurance limits.

Interest Rate Swaps

Outstanding swap agreements involve both the risk of a counterparty not performing under the terms of the contract and the risk associated with changes in market value. The Company monitors its positions, the credit ratings of counterparties and the level of contracts it enters into with any one party. The counterparties to these contracts are major financial institutions. The Company has a policy of entering into contracts with counterparties that meet stringent qualifications.

The Company has entered into various interest rate swap agreements in order to hedge the interest expense arising from the Company’s long-term borrowings detailed in Note15. The interest rate swaps allow the Company to raise long-term borrowings at floating rates and swap them into effectively fixed rates. Under the interest rate swaps, the Company agrees with the counterparty to exchange, at specified intervals, the difference between a fixed rate and floating rate interest amount calculated by reference to the agreed notional amount.

The details of the Company’s swap agreements are as follows:

Counterparty
						Fair Value
			Contract			As of	As of
	Value	Termination	Notional	Fixed	Floating	December 31,	December 31,
Interest rate swaps	Date	Date	Amount	Rate	Rate	2012	2011
Marfin Egnatia Bank	9/2/2009	9/2/2014	$37,400	4.08%	3-month LIBOR	$767	$1,373
Bank of Scotland*	7/6/2010	10/15/2015	$63,636	4.01%	3-month LIBOR	-	6,042
Bank of Scotland*	7/6/2010	10/15/2015	$13,333	4.01%	3-month LIBOR	-	1,393
						$767	$8,808

*	These swaps were surrendered in conjunction with the foreclosure of vessel owning companies.

The total fair value change of the interest rate swaps is reflected in interest expense within the consolidated statements of operations. These amounts were a gain of $564, $1,153 and $367 for the years ended December 31, 2012, 2011 and 2010, respectively. The related asset or liability is shown under derivative financial instruments in the balance sheet.

Fair Value Hierarchy

The guidance on fair value prescribes methods for measuring fair value, establishes a fair value hierarchy based on the inputs used to measure fair value and expands disclosures about the use of fair value measurements.

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring and a non-recurring basis and are categorized using the fair value hierarchy. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value.

		Quoted Prices	Significant
		in Active	Other	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
December 31, 2011
Assets
Cash and cash equivalents	$5,119	$5,119	$-	$-
Restricted cash	$281	$281	$-	$-
Vessels under construction	$7,055	$-	$7,055	$-
Assets held for sale	$21,370	$-	$21,370	$-
Vessels	$210,850	$-	$210,850	$-
Liabilities
Current portion of long-term debt	$207,281	$-	$207,281	$-
Senior convertible notes, net	$94,289	$-	$94,289	$-
Interest rate swaps	$8,808	$-	$8,808	$-
Capital lease obligations	$69,812	$-	$69,812	$-
December 31, 2012
Assets
Cash and cash equivalents	$1,043	$1,043	$-	$-
Restricted cash	$1,342	$1,342	$-	$-
Vessels	$4,775	$-	$4,775	$-
Liabilities
Current portion of long-term debt	$17,400	$-	$17,400	$-
Senior convertible notes, net	$62,552	$-	$62,552	$-
Interest rate swaps	$767	$-	$767	$-

The Company’s derivative instruments are valued using pricing models and the Company generally uses similar models to value similar instruments. Where possible, the Company verifies the values produced by its pricing models to market prices. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit spreads, measures of volatility, and correlations of such inputs. The Company’s derivatives trade in liquid markets, and as such, model inputs can generally be verified and do not involve significant management judgment. Such instruments are typically classified within Level 2 of the fair value hierarchy.

The Company’s assessment included its evaluation of the estimated fair market values for each vessel based on market transactions for which management assumes responsibility for all assumptions and judgments used, compared to the carrying value. Where possible, the Company’s valuations consider a number of factors that include a combination of last completed sales, present market candidates, buyers’ and sellers’ ideas of similar vessels and other information they may possess. Based on this, the Company makes an assessment of what the vessel is worth at a given time, assuming that the vessel is in good working order and its hull and machinery are in a condition to be expected of vessels of its age, size and type, that the vessel’s class is fully maintained and free from all conditions and the vessel is in sound seagoing condition, and that the vessel is undamaged, fully equipped, freely transferable and charter free. Such instruments are typically classified within Level 2 of the fair value hierarchy.

COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES

21. COMMITMENTS AND CONTINGENT LIABILITIES

(1) Commitments

Rental Agreements

The Company has entered into office and warehouse rental agreements with a related party, Terra Stabile A.E. (“Terra Stabile”), which is controlled by Michail Zolotas, the Company’s Chairman, Chief Executive Officer and member of the Company’s Board of Directors (see Note 23), at a monthly rate of approximately €27,200, according to the original terms (for amendments in these rental agreements refer to Note 25). These rental agreements vary in duration—the longest agreement will expire in April 2022.

The committed rent payments to Terra Stabile as of December 31, 2012 were:

December 31, 2013	$434
December 31, 2014	440
December 31, 2015	447
December 31, 2016	454
December 31, 2017	460
Thereafter	1,910
$4,145

Coal Sale Purchase Agreements (Purchase Agreements)

As of December 31, 2012, New Lead JMEG LLC, a joint venture affiliate of the Company (see Note 6) entered into two Sale Purchase Agreements with a third party to purchase thermal coal (used in power plants for electricity generation and other industrial uses) from Kentucky, USA. The commencement period of the agreements, which were revised on March 17, 2013, is considered to be the first shipment of coal, which is expected to take place during the fourth quarter of 2013 or as otherwise agreed.

The commitments as of December 31, 2012 were:

BTU	Year	Amount
12,300	1	$47,028
12,300	2	64,350
12,300	3	64,350
12,300	4	64,350
12,300	5	64,350
		304,428
10,800	1	40,154
10,800	2	54,945
10,800	3	54,945
10,800	4	54,945
10,800	5	54,945
		259,934
		$564,362

Commercial and Technical Ship Management Agreements

As of December 31, 2012, 2011 and 2010, the commercial and technical management services of all the Company’s owned and operated vessels were provided in-house by Newlead Shipping and Newlead Bulkers. Outstanding balances, due to managing agents as at December 31, 2012 and 2011, relate to amounts generated prior to the termination of the agreements with the previous managers in prior periods (see Note 23).

Commitment exit

In the third quarter of 2010, the Company entered into an agreement for the acquisition of one 2006 built, 37,582 dwt, MR1 Tanker for approximately $31,800, which was to be delivered in the fourth quarter of 2010. On December 1, 2010, the Company cancelled such agreement and subsequently agreed to a final, mutual settlement in full of all the claims under the subject sale and purchase contract. In compliance with the terms and conditions of this settlement agreement, dated December 21, 2010, the Company released to the sellers the deposit of $3,177 and further incurred a termination fee of $1,950, which was paid in January 2011. The total of $5,127 was included in Impairment losses in continuing operations in 2010.

(2) Contingencies

The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings in which the Company believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the financial statements were issued. As of December 31, 2012, the Company has provided in respect of all claims an amount equal to $3,454 ($7,615 as of December 31, 2011). Other than those listed below, there are no material legal proceedings to which the Company is a party other than routine litigation incidental to the Company’s business:

•	The charterers of the Newlead Avra notified the Company in October 2008 of their intention to pursue the following claims and notified the appointment of an arbitrator in relation to them:

a)	Damages suffered by sub-charterers of the vessel relating to remaining on board cargo in New York in September 2007;

b)	Damages suffered by sub-charterers of the vessel as a result of a change in management and the consequent dispute regarding oil major approval from October 2007; and

c)	Damages suffered by sub-charterers of the vessel resulting from grounding in Houston in October 2007.

The Company does not anticipate any amount in excess of the amount accrued to be material to the consolidated financial statements.

•	The charterers of the Newlead Fortune notified the Company in October 2008 of their intention to pursue the following claims, and notified the appointment of an arbitrator in relation to them:

a)	Damages as a result of a change in management and the consequent dispute regarding oil major approval from October 2007; and

b)	Damages resulting from the creation of hydrogen sulphide in the vessel’s tanks at two ports in the United States.

The Company does not anticipate any amount in excess of the amount accrued to be material to the consolidated financial statements.

•
The vessel Grand Rodosi was involved in a collision in October 2010 with the fishing vessel “Apollo S”. As of December 31, 2012, the Company estimated that the expected possible losses amount to approximately $500, which, however, are 100% covered by the P&I Association:

a)	Pollution cleanup costs — the Company has a provided guarantee for A$500,000.

•
The charterers of the Newlead Esmeralda notified the Company in November 2010 of their intention to pursue the following claims. After discussions with the charterers in March 2011, an agreement was reached that neither party would seek any form of security in the future for the claims relating to the grounding that occurred in March 2010. The Company believes the charterer’s chances of success are remote. Below is a list of the claims:

a)	Damages for lost income as a result of cargo that was not able to be loaded, subsequent to vessel’s grounding in March 2010;

b)	Damages resulting from the prolonged storage costs due to the inability to place cargo on board the vessel; and

c)	Anticipated costs.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company’s protection and indemnity (P&I) insurance coverage for pollution is $1,000,000 per vessel per incident.

TAXATION	12 Months Ended
Dec. 31, 2012
TAXATION
TAXATION
22. TAXATION

The Company is not subject to tax on international shipping income in its respective jurisdictions of incorporation or in the jurisdictions in which their respective vessels are registered. However, the vessel-owning companies’ vessels are subject to tonnage taxes, which have been included in the vessel operating expenses in the accompanying statements of operations.

Pursuant to the U.S. Internal Revenue Code (the “Code”), U.S.-source income from the international operation of vessels is generally exempt from U.S. tax if the company operating the vessels meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the vessels must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. corporations.

All of the Company’s ship-operating subsidiaries satisfy these initial criteria. In addition, these companies must be more than 50% owned by individuals who are residents, as defined, in the countries of incorporation or another foreign country that grants an equivalent exemption to U.S. corporations. These companies also currently satisfy the more than 50% beneficial ownership requirement. In addition, should the beneficial ownership requirement not be met, the management of the Company believes that by virtue of a special rule applicable to situations where the ship operating companies are beneficially owned by a publicly traded company like the Company, the more than 50% beneficial ownership requirement can also be satisfied based on the trading volume and the anticipated widely-held ownership of the Company’s shares, but no assurance can be given that this will remain so in the future, since continued compliance with this rule is subject to factors outside of the Company’s control.

TRANSACTIONS INVOLVING RELATED PARTIES AND AFFILIATES	12 Months Ended
Dec. 31, 2012
TRANSACTIONS INVOLVING RELATED PARTIES AND AFFILIATES
TRANSACTIONS INVOLVING RELATED PARTIES AND AFFILIATES
23. TRANSACTIONS INVOLVING RELATED PARTIES AND AFFILIATES

Terra Stabile A.E./ Terra Norma A.E.

The Company leases office space as well as warehouse space in Piraeus, Greece from Terra Stabile, which is controlled by Michail Zolotas, the Company’s Chairman, Chief Executive Officer and member of the Company’s Board of Directors. In November 2009, the Company and Terra Stabile entered into a 12-year lease agreement in relation to the office space and on April 28, 2010, the Company and Terra Stabile entered into a 12-year lease agreement for the warehouse space (see Note 21). In July 2012, the Company entered into two six-month lease agreements with Terra Norma A.E., which is also controlled by Mr. Zolotas in relation to office parking. Total rent for the years ended December 31, 2012, 2011 and 2010 was approximately $346, $484 and $340, respectively. During the year ended December 31, 2012, the Company issued, according to their respective settlement and subscription agreements, approximately an aggregate of 475,000 shares which vested upon issuance, to settle outstanding liabilities of $552 with Terra Stabile and Terra Norma.

Management Services and Commissions

Magnus Carriers, a company owned by two of the Company’s former officers and directors, is a company that provided commercial management services to certain Company’s vessel-owning companies at a commission of 1.25% of hires and freights earned by the vessels, or fees of $7 per month per vessel where no 1.25% commission was payable. In addition, Magnus Carriers was entitled to a commission of 1% on the sale or purchase price in connection with a vessel sale or purchase. These agreements were cancelled by the Company on May 1, 2009. For the years ended December 31, 2012, 2011 and 2010, these commissions and management fees were $0, $0 and $135, respectively (figures include continuing and discontinued operations).

Sea Breeze

As part of attaining revenue (commissions) for the Company’s vessels, the Company contracted with a related entity, Sea Breeze Ltd., of which one of the Company’s former directors is a shareholder. In addition, the Company paid 1% of the purchase price brokerage commission on the sale of the Saronikos Bridge and the MSC Seine, respectively. For the years ended December 31, 2012, 2011 and 2010, the commissions amounted to $0, $0 and $111, respectively (figures include continuing and discontinued operations).

Newfront Shipping S.A. – Stamford Navigation Inc.

At December 31, 2009, the vessel Australia had technical ship management and commercial management agreements with Stamford Navigation Inc. (“Stamford”) and Newfront Shipping S.A. (“Newfront”), and the vessels China and Brazil had technical ship management and commercial management agreements with Newfront. Stamford and Newfront are both related parties with shareholders in common. The agreed annual management fees were approximately $185 per vessel. During the first quarter of 2010, these agreements were terminated. Accordingly, the vessel owning companies signed agreements with Newlead Bulkers S.A. for the provision of commercial and technical ship management services (see below). For the years ended December 31, 2012, 2011 and 2010, the management fees for Newfront were approximately $0, $0 and $50, respectively, and for Stamford were approximately $0, $0 and $28, respectively.

Newlead Bulkers S.A.

Since April 1, 2010, Newlead Bulkers S.A. has been a subsidiary of the Company as a result of its acquisition from Grandunion described in Note 5 above and, consequently, any transactions with the rest of the group have been fully eliminated since that date. Until March 31, 2010, when it was a related party due to the existence of shareholders in common, Newlead Bulkers S.A. assumed the commercial and technical ship management services for the Australia, the China and the Brazil. The management fees for the year ended December 31, 2010 were $59.

As of December 31, 2012, the commercial and technical management services of all of the Company’s owned and operated vessels were provided in-house by Newlead Shipping and Newlead Bulkers.

Newlead Shipping S.A.

Since April 1, 2010, Newlead Shipping S.A. has been a subsidiary of the Company as a result of its acquisition from Grandunion described in Note 5 above and, consequently, any transactions with the rest of the group have been fully eliminated since that date. Until March 31, 2010, when it was a related party due to the existence of shareholders in common, Newlead Shipping S.A. assumed the commercial and technical ship management services for the Newlead Avra and the Newlead Fortune. The management fees for the year ended December 31, 2010 were $36.

As of December 31, 2012, the commercial and technical management services of all of the Company’s owned and operated vessels were provided in-house by Newlead Shipping and Newlead Bulkers.

Grandunion Inc.

In April 2010, the Company completed the acquisition of six vessels (four dry bulk vessels and two product tankers) and Newlead Shipping and its subsidiaries, an integrated technical and commercial management company, from Grandunion. For more details, refer to Note 5. In July 2010, the Company completed the acquisition of five dry bulk vessels from Grandunion including two newbuildings with long term time charters. See Note 11 for more details.

Domina Petridou O.E.

The Company leased office space in Glyfada, Greece from Domina Petridou O.E., a company in which one of the Company’s former directors is a shareholder. In November 2005, the Company entered into a 10-year lease agreement with the landowner. In October 2007, the Company entered into an additional nine-year lease agreement with the landowner. These agreements were terminated in 2009 and in the first quarter of 2010, respectively. Total rent for the years ended December 31, 2012, 2011 and 2010, amounted to approximately $0, $0 and $17, respectively.

Aries Energy Corporation

On April 15, 2010, the Company completed the acquisition of two Kamsarmaxes under construction for an aggregate consideration of approximately $112,700 (including the assumption of newbuilding contract commitments and debt related to the two Kamsarmaxes) in exchange for the vessel Chinook as part of the same transaction. The purchase was completed pursuant to the terms of a Securities Purchase Agreement, dated February 18, 2010, with Aries Energy Corporation, a company with which NewLead had a significant shareholder in common at that time and Bhatia International PTE Ltd., an unrelated third party. Gabriel Petrides, a former Board member and an affiliate of Rocket Marine, is one of the Company’s stockholders and is one of the principals of Aries Energy Corporation. The vote on Rocket Marine’s shares was controlled by Grandunion pursuant to a voting agreement, and Mr. Petrides left the Company’s board in October 2009. Accordingly, even though Rocket Marine was a principal stockholder at that time, neither it nor Mr. Petrides had the ability to influence the Company. The voting agreement between Rocket Marine Inc. and Grandunion expired on February 29, 2012. Management believes that the negotiations were conducted at arm’s length and that the sale price is no less favorable than would have been achieved through arm’s length negotiations with a wholly unaffiliated third party.

Affiliates

On April 11, 2012, through one of its wholly-owned subsidiaries, NewLead Holdings (US) Corp., the Company established New Lead JMEG LLC with J Mining & Energy Group, Inc. as a joint venture to engage in the business of the purchasing and trading of certain commodities, principally coal. The Company has joint control with   J Mining & Energy Group, Inc. of New Lead JMEG LLC and is entitled to and is liable for the total net assets of the joint venture. On December 20, 2012, Jan M. Berkowitz, the President and Chief Executive Officer of J Mining & Energy Group, Inc., was nominated, constituted and appointed with full power to execute and legally bind the Company in any and all contracts relating to coal mining and sales of coal in the United States and to act on behalf of the Company in the negotiation of deals related to coal-bearing properties in the United States.

For more details for these transactions refer to Note 6.

DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS
24. DISCONTINUED OPERATIONS

During the year ended December 31, 2012, the Company sold twelve vessels and one hull, and three lenders foreclosed on the shares of the respective vessel owning companies and determined that the sales and the foreclosures met the requirements for these vessels and vessel owning companies to be classified as discontinued operations, which are reflected in the Company’s consolidated statements of operations for all periods presented. See also Notes 10 and 11.

During 2011, the Company had sold four vessels and determined that the sale of these vessels met the requirements for these vessels to be classified as discontinued operations, which are reflected in the Company’s consolidated statements of operations for all periods presented. See also Notes 10 and 11. In addition, as of December 31, 2011, the Company classified four vessels as “Assets held for sale”.

Vessels

On April 6, 2012, the Company signed a memorandum of agreement in respect of each of the Hiona and the Hiotissa. On July 19, 2012 and on July 27, 2012, the Company sold the Hiona and the Hiotissa, respectively, to two unrelated parties for proceeds of approximately $28,500 for each vessel. The gain on the sale of the vessels amounted to $18,011 and is included in Loss from discontinued operations. The Company paid an address commission of 1.5% of the purchase price as a sales commission.

On April 5, 2012, the Company signed a memorandum of agreement in respect of the Newlead Venetico and on May 8, 2012 sold the vessel to an unrelated party for proceeds of approximately $9,450. The loss on the sale of the vessel amounted to $1,268 and is included in Loss from discontinued operations. The Company paid an address commission of 4.25% of the purchase price as a sales commission.

On March 21, 2012, the Company signed a memorandum of agreement relating to the Navios Serenity and on March 26, 2012 sold the vessel to an unrelated party for proceeds of approximately $26,000. The loss on the sale of the vessel amounted to $49 and is included in Loss from discontinued operations.

On February 24, 2012, the Bank of Scotland plc issued notices of enforcement and notices of default and acceleration in relation to their respective loan agreements, each dated April 15, 2010 (collectively, the “Kamsarmax Syndicate Facility Agreements”), between Ayasha Trading Corporation (“Ayasha”) and Bethune Properties S.A. (“Bethune”), as borrowers, and the Bank of Scotland, BMTU Capital Corporation, and the Bank of Ireland, as lenders (see Note 15). Ayasha and Bethune were the shipowning companies of the vessels Newlead Tomi and Newlead Gujarat, respectively. Pursuant to such notices, the Bank of Scotland, as the agent and security trustee under each of the Kamsarmax Syndicate Facility Agreements, exercised its rights to foreclose on the shares of Ayasha and Bethune, which secured the loans under the Kamsarmax Syndicate Facility Agreements and the vessels were handed over to the lenders’ control. The gain on the transaction resulting from the release of the respective liabilities to the lender amounted to $24,576 and is included in Loss from discontinued operations.

On February 10, 2012, the Company signed a memorandum of agreement relating to the Newlead Esmeralda and on February 16, 2012 sold the vessel to an unrelated party for proceeds of approximately $11,400. The loss on the sale of the vessel amounted to $28 and is included in Loss from discontinued operations.

On December 29, 2011, the Company signed a memorandum of agreement relating to the Grand Ocean and on January 11, 2012 sold the vessel to an unrelated party for proceeds of approximately $8,150. The loss on the sale of the vessel amounted to $457 and is included in Loss from discontinued operations. As of December 31, 2011, the Grand Ocean was classified as an asset held for sale, and was written down to its recoverable amount. The Company paid a 2% address commission and a 1% brokerage commission of the purchase price as sales commission to an unrelated party.

On December 20, 2011, the Company entered into a memorandum of agreement with an unrelated party for the sale of four LR1 product tanker vessels. The sale of two vessels, the Newlead Fortune and the Newlead Avra, was completed on December 22, 2011 for a net aggregate selling price of $63,758. The gain on the sale of these two vessels amounted to $8,640 and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows. As of December 31, 2011, the Newlead Compass and the Newlead Compassion were classified as assets held for sale and the sale was completed on January 31, 2012 for a net aggregate selling price of $79,197. The gain on the sale of these two vessels amounted to $14,267 and is included in Loss from discontinued operations.

On August 12, 2011, First Business Bank and the Company entered into an agreement for the sale of two vessels, the Newlead Spartounta and Newlead Prosperity, which were sold on September 13, 2011 and September 20, 2011, respectively, for a net aggregate selling price of $33,548. The gain on the sale of these two vessels amounted to $4,931 and is included in Loss from discontinued operations in the accompanying statements of operations and cash flows.

Container vessels

From 2005 until 2010, the Company owned a number of container vessels, chartering them to its customers (the “Container Market”). The Container Market was fully discontinued as of December 31, 2009 and the last two vessels were sold in January 2010.

On January 7, 2010, the Company sold the Saronikos Bridge to an unrelated party for net proceeds of $5,348. The gain on the sale of the vessel amounted to $1,226. The Company paid 1% of the purchase price as sales commission to a brokerage firm, of which one of the former Company’s directors is a shareholder (refer to Note 23). The Company also paid a 1% commission to two unrelated brokerage firms, respectively, as well as, a 1% address commission.

On January 20, 2010, the Company sold the MSC Seine to an unrelated party for net proceeds of $5,399. The gain on the sale of the vessel amounted to $1,271. The Company paid 1% of the purchase price as sales commission to a brokerage firm, of which one of the former Company’s directors is a shareholder (refer to Note 23). The Company also paid a 1% commission to two unrelated brokerage firms, respectively, as well as, a 1% address commission.

Vessels under construction

On February 20, 2012, the Company received a default letter from the yard in respect of the delay of the payment of an installment of $7,400 after the completion of the “steel cutting” in September 2011 for the Handysize Hull 4029. On May 22, 2012, the Company signed an agreement with the shipbuilder and the Shipbuilding Contract with SPP Shipbuilding Co., Ltd., the prior contract with the yard, was terminated and ceased to be valid. Under this agreement, the Company and the yard mutually waived all rights and released and discharged each other from all liabilities, obligations, claims and demands. This agreement resulted in the Company being released from the $7,400 liability to the yard and the $7,240 write-off of the balance of the vessel under construction. In addition, on May 22, 2012, the Company was released from its obligations under the related Handysize Syndicate Facility Agreement for the Handysize Hull 4029, which were $5,492 (see Note 15). Furthermore, the obligation under the purchase option liability of $1,779 was written off upon the termination of the shipbuilding contract. The net gain resulting from these transactions and any other costs related to the sale amounted to $7,424 and is included in Loss from discontinued operations.

Leased vessels

On March 14, 2012, the Company received enforcement notices from Endurance Shipping LLC whereby, among other things, Endurance Shipping LLC exercised its rights to foreclose on the pledge of the shares of Curby Navigation Ltd., which secured the bareboat charter (see Note 17). On March 14, 2012, the Company redelivered the Newlead Endurance to Northern Shipping Fund LLC pursuant to a redelivery agreement in respect of the capital leasing arrangement. As part of this redelivery agreement, the Company was released from all its obligations and liabilities under the relevant finance lease documentation. The loss on the transaction amounted to $5,645 and is included in Loss from discontinued operations.

On March 19, 2012, the Company entered into an agreement with Prime Lake Maritime Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.) in order to redeliver the vessel Brazil, in settlement of part of the vessel’s outstanding debt. The redelivery of the vessel was completed on March 19, 2012.

On February 3, 2012, the Company entered into an agreement with Prime Hill Maritime Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.) in order to redeliver the vessel Grand Rodosi, in settlement of part of the vessel’s outstanding debt. The redelivery of the vessel was completed on February 7, 2012.

On February 3, 2012, the Company entered into an agreement with Prime Time Maritime Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.) in order to redeliver the vessel China, in settlement of part of the vessel’s outstanding debt. The redelivery of the vessel was completed on February 11, 2012.

On October 21, 2011, the Company entered into an agreement with Prime Mountain Shipping Ltd. (an affiliate of Lemissoler Maritime Company W.L.L.), in order to redeliver the vessel Australia, in settlement of part of the vessel’s outstanding debt, for a gross aggregate price of $13,220. As of December 31, 2011, the Australia was classified as an asset held for sale, and was written down to its recoverable amount. The redelivery of the vessel was completed on January 31, 2012. The Company paid an address commission of 3.5% of the purchase price as a sales commission.

The aggregate loss of the redelivery of these four vessel amounted to $669 and is included in Loss from discontinued operations.

The following table represents the revenues and net loss from discontinued operations:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2012	2011	2010
Operating Revenues	$14,187	$95,773	$86,503
Net loss	$(1,800)	$(166,679)	$(13,803)

The reclassification to discontinued operations had no effect on the Company’s previously reported consolidated net loss. In addition to the financial statements themselves, certain disclosures have been modified to reflect the effects of these reclassifications on those disclosures. The Company recorded an impairment charge on vessels in the amount of $0, $150,161 and $0 for the years ended December 31, 2012, 2011 and 2010, respectively.

SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
25. SUBSEQUENT EVENTS

a) Common Shares, Restricted Common Shares and Warrants

During the period from January 1, 2013 until August 30, 2013, the Company issued an aggregate of 3,786,014 common shares, which vested upon issuance, to various vendors in order to settle outstanding liabilities totaling $2,223. On February 5, 2013, the Company issued an aggregate of 43,931 common shares, which vested upon issuance, to an ex-director in order to settle outstanding liabilities of approximately $44.

On April 9, 2012, 750,000 warrants were issued to a third party. On January 23 and 24, 2013, the warrants were exercised and the Company issued an aggregate of 620,149 common shares.

On April 1, 2013, the Company granted (except for the grants described in (ii) below which were granted per the terms of their employment agreements) and issued the following common shares: (i) 13,452,038 common shares to the Chairman, Mr. Zolotas, and 2,373,308 common shares to top management employees, of which 40% vested upon issuance and the remaining shares will vest 30% on April 1, 2014 and 30% on April 1, 2015, granted in recognition of the significant work performed by these individuals in connection with the Restructuring of the Company; (ii) 266,964 and 436,851 common shares to Nicholas G. Fistes, the former Chairman, and Mr. Zolotas, respectively, in connection with their 2012 annual base salaries under the terms of their respective employment agreements, which vested upon issuance; (iii) 1,267,603 common shares to employees and consultants, which vested upon issuance, granted in recognition of the significant work performed by these individuals in connection with the Restructuring of the Company; (iv) 700,000 common shares to non-executive directors, which vested upon issuance; (v) 16,399,703 shares to the former Chairman, Nicholas G. Fistes, after his resignation as part of his compensation package, which vested upon issuance; (vi) 4,166,667 shares to one of the Company’s executive officers, after his resignation and as part of his compensation package, which vested upon issuance and (vii) 30,000 shares to two employees after their resignation and as part of their compensation packages, which vested upon issuance. The 2,373,308 common shares granted in (i) and all of the shares granted in (iii), (iv) and (vi) are subject to anti-dilution provisions, in the event of any reverse stock split within 18 months from the grant date.

On May 16, 2013, the Company authorized the issuance to a third party of a two-year warrant to purchase 1,666,667 common shares in exchange for $250,000, with an exercise price of $0.15.

On May 31, 2013, the Company issued 5,083,769 common shares to Mr. Zolotas in connection with his 2013 annual base salary under the terms of his employment agreement, which vested upon issuance.

b) Lease Agreements

On January 1, 2013, the Company entered into two six-month lease agreements with Terra Norma A.E., which is controlled by Mr. Zolotas, the Company’s Chairman, Chief Executive Officer and member of the Company’s Board of Directors in relation to office parking space for a monthly aggregate rate of approximately €2,400.

In addition, on January 1, 2013, the Company amended certain of its office rental agreements with Terra Stabile, which is also controlled by Mr. Zolotas (refer to Notes 21 and 23). According to the amendments, the aggregate monthly rate of approximately €27,200 was reduced to approximately €17,400 for the next two years.

Following the above mentioned agreements and amendments the committed rent payments to Terra Stabile A.E. and Terra Norma are:

December 31, 2013	$294
December 31, 2014	275
December 31, 2015	438
December 31, 2016	445
December 31, 2017	451
Thereafter	1,873
$3,776

c) Compliance and Deficiency Notices from The NASDAQ Stock Market

On September 13, 2012, the Company received a written notification from The NASDAQ Stock Market LLC (“NASDAQ”) indicating that it was not in compliance with NASDAQ Listing Rule 5450(a)(1) because the minimum bid price of the Company’s common shares was below $1.00 per share for the previous 30 consecutive business days (the “minimum bid price requirement”). Pursuant to the NASDAQ Listing Rules, the Company was granted a 180-day compliance period in respect of the violation to regain compliance with the requirements of the NASDAQ Listing Rules. On January 24, 2013, the Company received notification from the NASDAQ Listing Qualifications department that it had regained compliance with the minimum bid price requirement pursuant to NASDAQ Listing Rule 5450(a)(1), as the closing bid price of the Company’s common shares exceeded $1.00 for 10 consecutive business days.

On April 4, 2013, the Company received another written notification from NASDAQ indicating that the Company was not in compliance with NASDAQ Listing Rule 5450(a)(1) because the minimum bid price of the Company’s common shares was below the minimum bid price requirement. Pursuant to the NASDAQ Listing Rules, the Company has been granted a 180-day compliance period to regain compliance with the requirements of the NASDAQ Listing Rules. The compliance period for the minimum bid price requirement ends on October 1, 2013. During the compliance period, the Company’s common shares will continue to be listed and traded on The NASDAQ Global Select Market. Pursuant to the NASDAQ Listing Rules, the Company may regain compliance with the NASDAQ Listing Rules if the minimum bid price of its common shares equals at least $1.00 per share for ten consecutive business days at any time during the compliance period pursuant to NASDAQ Listing Rule 5810(c)(3)(A).

Additionally, the Company had not filed its Annual Report on Form 20-F for the fiscal year ended December 31, 2012 (the “Form 20-F”) before the due date of April 30, 2013 and therefore did not comply with Nasdaq Listing Rule 5250(c)(1) for continued listing. On May 16, 2013, the Company received a notice from NASDAQ (the “NASDAQ Letter”) stating that it was not in compliance with NASDAQ Listing Rule 5250(c)(1) (the “Rule”) because it did not timely file the Form 20-F with the Securities and Exchange Commission (the “SEC”). NASDAQ Listing Rule 5250(c)(1), in pertinent part, requires the Company to timely file all required periodic reports and other documents with the SEC. The NASDAQ Letter requested that the Company submit a plan to regain compliance with the Rule by July 15, 2013.

On July 10, 2013, the Company submitted to NASDAQ a plan to regain compliance with the Rule. After reviewing the Company’s plan to regain compliance, on August 5, 2013, NASDAQ granted an exception to enable the Company to regain compliance with the Rule. Under the terms of the exception, the Company must file its Form 20-F on or before September 2, 2013. As the Company is filing the Form 20-F before that date, it did not receive a notice of delisting of its common stock from NASDAQ.

d) Nickel Wire Transaction

On January 4, 2013, the Company, under a Nickel Purchase Agreement, acquired 3,750 grams of nickel wire (the “Nickel”) from N.M. Kandilis S.A. in exchange for 258,536,585 newly issued common shares of the Company. The shares were issued on March 1, 2013. The Nickel Purchase Agreement stated that the respective shares will be delivered for Nickel with a value of at least $212,000. In connection with the Nickel Purchase Agreement, two affiliates of N.M. Kandilis S.A., Vasileios Telikostoglou and Essential Holding LTD, entered into lock-up agreements with respect to the common shares of the Company to be issued under the Nickel Purchase Agreement. These lock-up agreements provided, among other things, that if the Nickel was not monetized within eighteen months of the date of the Nickel Purchase Agreement, then the lock-up agreements would be considered null and void and the shares would be cancelled. These affiliates also agreed in the lock-up agreements that if the Nickel was sold at a reduced price of at least a 45% discount of the agreed contractual sale price under the Nickel Purchase Agreement, the number of shares would be adjusted pro rata. The Company intended to use the investment of Nickel to provide collateral for loans funding its capital-intensive activities and to provide a platform upon which to execute its diversified growth strategy.

Following Company’s entry into the Nickel Purchase Agreement, PricewaterhouseCoopers Auditing Company S.A. (“PwC”), asked the Company’s audit committee to (i) conduct an investigation of the transaction between us and N.M. Kandilis S.A. within the scope of Section 10A of the Securities Exchange Act of 1934, as amended, (ii) investigate the origin of the Nickel, including its transfer from a Russian entity, its importation into the United Kingdom, the manner of its clearance through UK customs and whether N.M. Kandilis S.A. had proper title to the Nickel to effect the transaction, (iii) assess and report on the integrity of the Company’s management regarding the acquisition of the Nickel, (iv) assess whether the Company acquired legal ownership and good title of the Nickel and (v) advise as to any appropriate remedial action to be taken. The audit committee agreed with PwC’s request, and hired Debevoise & Plimpton LLP (“Debevoise”) to conduct the investigation.

The reports the Company had received from experts in the metals market, and used in connection with the closing of the Nickel transaction, valued much smaller quantities of nickel wire than the amount bought by the Company and the $212,000 valuation was an extrapolation derived by the Company’s management from the value of the Nickel per meter. While the investigation was ongoing, PwC hired a third party valuation analyst to perform an independent fair value analysis of the Nickel. The third party valuation analyst determined that the Nickel’s value was substantially less than the $212,000 in common shares paid as consideration for the Nickel. This substantially lower value was up to a 99% discount of the valuation used for the January 4, 2013 transaction. The Company believes the difference was partially due to a substantial illiquidity discount being placed on the Nickel due to the very large amount acquired. Further, the Company believes that prices received from the sale of the Nickel depend upon the country in which it is sold as well as the method of sale used. Company’s attempts to use the Nickel as collateral following its acquisition convinced the Company that it would be challenging to accomplish a sizable transaction due to the illiquid market.

Pursuant to a July 31, 2013 report to the audit committee, Debevoise concluded as follows:

·
It could not definitively confirm the source of the Nickel and did not see satisfactory documentation demonstrating the sale from its original manufacturer to N.M. Kandilis S.A. Although an investigator hired by Debevoise confirmed that certain Russian companies mentioned in the course of the investigation do manufacture nickel wire of similar characteristics to the Nickel in question, Debevoise noted that significant questions remain as to the way in which it was acquired. Debevoise further noted that, notwithstanding this, it did not identify any evidence of wrongdoing on the part of the Company’s management or any indication of wrongdoing on the part of N.M. Kandilis S.A.’s representative with whom the Company interfaced in connection with the Nickel transaction.

·
The Company’s management undertook limited due diligence in relation to the parties involved in the Nickel transaction, and tried to improve the documentary record after the transaction. This, for example, involved back-dating documents and seeking written assurances and affidavits from several persons involved, though it appeared that this was done in an attempt to properly document the transaction, as opposed to being intentionally done to deceive investors or other parties. Notwithstanding these matters, Debevoise did not find any evidence to suggest any wrongdoing on the part of the Company’s management, nor did it find any evidence that the Nickel transaction was done for potentially improper purposes.

·	It would be advisable for the Company’s management to undertake enhanced due diligence on any transaction outside its ordinary course of business, such as the Nickel transaction.

As a result of the difficulties in collateralizing the Nickel, the discrepancy in possible values of the Nickel and uncertainty as to the Nickel’s origin, the Company and N.M. Kandilis S.A. mutually agreed on May 24, 2013 to unwind the transaction, at which time the Nickel was returned to N.M. Kandilis S.A. and the common shares issued in the transaction were cancelled.

e) Time Charter Agreements

On January 5, 2013, the Company agreed with the charterer of Newlead Markela to reduce the daily base rate from approximately $18 to approximately $8 and to extend the period of the charter for one additional year, through February 2014. In addition, the Company will be entitled to a 50% profit sharing of the daily earnings of the charterer in excess of the base rate.

On February 5, 2013, the Company entered into a four to seven month, time charter agreement, at the charterers’ option, beginning February 10, 2013, for Newlead Victoria at a net of commission rate of approximately $7 per day. The time charter was completed on June 6, 2013.

f) Acquisition of Kentucky Property and Tennessee Property (refer to Note 5)

On February 12, 2013, the Company and the Owners agreed to extend the closing on the Kentucky property until no later than March 6, 2013, in exchange for $175 worth of restricted shares in the Company to be awarded at closing, and to extend the closing on the Tennessee property until no later than March 5, 2013, in exchange for $200 worth of shares in the Company to be awarded at closing.

On March 6, 2013, the sale was unable to close due to a lack of financing.

On March 18, 2013, the parties entered into a subsequent amendment (the “Kentucky Amendment”) to the agreement to acquire title and mineral excavation rights to approximately 7,695 acres of land in Kentucky, dated December 18, 2012 (the “Kentucky Agreement”), pursuant to which the parties agreed to further extend the closing date of the Kentucky Agreement, subject to the execution of certain definitive agreements and continued compliance by the Company with certain conditions. Under the terms of the Kentucky Amendment, the closing date was extended to February 18, 2014, but in no case later than promptly following a final commitment and closing of loans from a funding source to finance the remaining payments due by the Company. As consideration for this extension, the Company committed to (i) make and pay for certain improvements to the property in a minimum amount of $300, (ii) execute forbearance agreements with certain of the noteholders (the “Forbearance Agreements”), pursuant to which payments on the notes will be paid directly by the Company on a monthly basis, as discussed below, (iii) provide a non-refundable deposit of $400, (iv) provide a $175 cash payment in lieu of the Company stock not previously delivered in connection with a prior extension of the closing date and (v) deliver $175 of the Company’s stock. The Company is still evaluating the accounting to be followed in connection with the acquisition of this property.

The Forbearance Agreements provide that such noteholders will forbear from pursuing the rights and remedies available to them under the notes and the collateral security package until the earliest to occur of (a) the Company’s failure to comply in any respect with the obligations under the Forbearance Agreements, (b) the occurrence or discovery of an event of default under the Kentucky Agreement, as amended (the period beginning March 18, 2013 to the earliest of such dates being the “Forbearance Period”) or (c) February 18, 2014. Under the Forbearance Agreements, the Company was to pay to such noteholders monthly payments for a period of one year, with an aggregate of $400 per month due for the a three-month period, and approximately $1,100 due per month for nine-month period thereafter. Interest will accrue on these payments, until all principal on such notes have been paid, at rate of 10% per annum. Accumulated interest is not payable until the earlier of (i) the date of early payment of the principal amount of such notes or (ii) February 18, 2014. All amounts then-owing under the Kentucky Agreement, as amended, and the Forbearance Agreements will be accelerated and due in full upon the closing of a credit facility by the Company with a lending institution.  The Company has been unable to meet the obligations under the Forbearance Agreements and the Kentucky Amendment, and is currently in default under such agreements. To date, the noteholders have not initiated any actions against the Company based upon the continuing defaults.

Except with respect to the specific existing events of default contemplated under the Forbearance Agreements, the Forbearance Agreements do not constitute a forbearance or waiver of the noteholders’ rights at any time, including during the term of the Forbearance Agreements, to enforce any and all rights and remedies held under the Kentucky Agreement, as amended, the notes, the Collateral Security Package, or any other related document between the parties. Following the end of the Forbearance Period or following any actions taken by the noteholders based upon the continuing defaults by the Company, continued forbearance will only occur upon written agreement by the noteholders, upon terms and conditions satisfactory to the noteholders and in their sole discretion. If such continued forbearance is not secured, the noteholders shall have the right to enforce any and all rights available to them, including recovery of the full amount of the obligations owed and foreclosure on collateral thereunder. The Company is seeking the financing to consummate this transaction to satisfy its obligations as soon as possible. However, the Company has already missed the original expected closing date, and there can be no assurance that such financing will be secured on favorable terms, or at all. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable for damages and for any and all amounts owed.

On March 14, 2013, the Company entered into an amendment (the “Tennessee Amendment”) to the agreement to acquire ownership and leasehold interests in 18,335 acres in Tennessee containing coal and natural gas and other natural resources (the “Tennessee Agreement”), pursuant to which the Company was permitted to utilize the property through a one-year lease agreement, terminating February 15, 2014. The lease payments were to be $450 per month for a three-month period, followed by approximately $3,200 per month for the nine month period thereafter. The lease payments were applied towards reducing the amount of consideration owed by the Company under the Tennessee Agreement, as amended. The lease was to be terminated if any lease payment was not timely made. Further, upon any default under the lease, the Company must assign all rights under permits, mining contracts or other mining assets on the property to the seller of the property. The seller of the property was also be granted membership interests in the leasing party, our wholly-owned U.S. subsidiary, in order to secure obligations owed under the lease. Further, a portion of the Company’s obligation was evidenced by an approximate $23,000 on promissory note with a maturity date of February 15, 2015. The Company is still evaluating the accounting to be followed in connection with the acquisition of this property.

Under the terms of the Tennessee Amendment, the Company has also agreed to take all reasonable steps to secure financing to close the transaction as soon as possible, and will set a closing date as soon as practicable following a secure commitment of financing, but in any case before the end of the first year following the first lease payment under the Tennessee Amendment. Pursuant to the terms of the Tennessee Amendment, since the transaction has not closed by July 15, 2013, the remaining lease payments will now bear interest at a rate of 6% per annum, payable on the 15th date of each month, until closing occurs. Should closing not occur on or before March 15, 2014, the Tennessee Agreement, and any amendments thereto, shall terminate and be of no further force or effect. The Company has been unable to meet the obligations under the Tennessee Amendment, is currently in default under such agreement and no longer has the right to utilize the property. To date, the sellers have not initiated any actions against the Company based upon such continuing defaults. Because the Company has defaulted under the terms of Tennessee Amendment, in June 2013 the Company assigned all rights under permits, mining contracts or other mining assets on the property back to seller. While the Company intends to secure the financing to satisfy the Tennessee Agreement, as amended, there can be no assurance that such financing will be secured on favorable terms, or at all. If appropriate financing is not secured, the transaction will not close, and, unless alternative terms are negotiated, the Company may be liable to the parties for damages or any and all amounts owed under the agreements, which may adversely affect our business.

g) Coal Sale Purchase Agreements (Sale Agreements)

During 2012, New Lead JMEG LLC, a joint venture affiliate of the Company, entered into three Sale Purchase Agreements with two parties to supply approximately $575,800 of thermal coal, located in Kentucky, USA, which are subject to a variation of 5-10% in agreed tonnage supply. On October, 25, 2012, two of those Sale Purchase Agreements to supply approximately $65,300 of thermal coal with the same third party were assigned from the buyers to another third party, according to an addendum to the Sale Purchase Agreements. As a result of the assignments, a new Sale Purchase Agreement was signed. The commencement period of the new agreement begins with the first shipment of coal which is expected to commence during the fourth quarter of 2013 or as otherwise agreed. Additionally, on April 23, 2013, New Lead JMEG LLC and the third party mutually agreed to cancel the third Sale Purchase Agreement to supply approximately $510,500 of thermal coal.

In January and February 2013, New Lead JMEG LLC also entered into three Sale Purchase Agreements with two third parties to supply approximately $806,100 of thermal coal, which are subject to a variation of 5-10% in agreed tonnage supply, located in Kentucky, USA. In May and July 2013, New Lead JMEG LLC received notices of termination on the two of  those  Sale Purchase Agreements to supply approximately $245,100  of thermal coal to one of the third parties due to the ongoing defaults by New Lead JMEG LLC under the agreements. The third Sale Purchase Agreement was orally terminated by both parties due to the ongoing defaults by New Lead JMEG LLC under the agreement. As of August 30, 2013, the buyers of all three Sale Purchase Agreements have not initiated any actions against New Lead JMEG LLC based upon such defaults.

h) New Credit Facilities

On February 5, 2013, the Company issued a senior convertible promissory note to Good Faith Credit LLC (“Good Faith”), for up to $1,000 (the “Good Faith Note”). The Good Faith Note is due in one balloon payment on August 4, 2014. Borrowings under this Good Faith Note bear a fixed interest rate of 10% per annum on the unpaid principal balance and 5% per annum on the outstanding principal balance and any accrued and unpaid cash interest in Company’s common shares or cash, at the option of the Company. The Good Faith Note is convertible into common shares at a conversion price of $0.82 per share at holder’s option, at any time and from time to time.

On March 4, 2013, New Lead JMEG LLC entered into an additional agreement with a financial institution for a Credit Facility of up to $500. The facility was payable in one balloon payment due three months from the draw-down unless the lender agrees, in its sole discretion to extend to such date as the lender may determine. Borrowings under this facility bear a fixed interest rate of 24% per annum on the unpaid principal balance. On June 5, 2013, the facility was fully repaid.

On March 8, 2013, New Lead JMEG LLC entered into an agreement with a financial institution for a Revolving Credit Facility of up to $1,350. The facility is payable in one balloon payment due twelve months from the final draw-down unless the lender agrees, in its sole discretion, to extend to such date as the lender may determine. Borrowings under this facility bear a fixed interest rate of 24% per annum on the unpaid principal balance.

On June 19, 2013, the Company issued a senior convertible promissory note to Tiger Equity Partners Ltd. (“Tiger”) for up to $1,670 (the “Tiger Note”). The Tiger Note is due on June 19, 2014. Borrowings under this note bear a fixed interest rate of 8% per annum on the unpaid principal balance if paid in cash or 15% per annum on the outstanding principal balance if settled by issuance of shares of the Company, at the option of the Company. The Tiger Note also contains interest and anti-dulition adjustments under certain circumstances. The Tiger Note is convertible into common shares at a conversion price equal to 95% of the arithmetic average of the closing price of the Company’s common shares on the five trading days prior to and beginning with the date two business days before the maturity date or the conversion date.

i) Management Agreements

During the period from January 1, 2013 until August 30, 2013, the Company agreed, through its wholly-owned subsidiary Newlead Shipping, to perform part of the commercial, the technical and the operational management of three double-hulled oil tanker/asphalt carriers owned by a third party for a monthly fee of approximately $13per vessel. As of August 30, 2013, the Company performs the management of two double-hulled oil tanker/asphalt carriers. Management of the third double-hulled oil tanker/asphalt carrier is expected to commence during September 2013.

M/T Hiona and M/T Hiotissa were sold and delivered to their new owners on July 19, 2012 and July 27, 2012, respectively. After that dates, Newlead Shipping continued to have part of the commercial, the technical and the operational management of these vessels. On February 25, 2013, the Company received notices of redelivery and termination of the respective management agreements, which were effected during June 2013.

j) Appointments

In January 2013, following (i) the expiration of the term of the Class I Directors in the Company’s Annual General Meeting of Shareholders in 2012 and (ii) the resignation of Nicholas G. Fistes from his position as Class I Director and Chairman, the Company announced that Michael S. Zolotas, in addition to his other positions, would assume the role and responsibilities of Chairman of the Company. As such, the Company’s Board of Directors consists of one Class I Director, one Class II Director and two Class III Directors.

In March 2013, Spyros Gianniotis, a Class III Director since October 13, 2009, was appointed Deputy Chairman.

In March 2013, Antonis Bertsos, the Company’s Chief Financial Officer, was appointed President and Corporate Secretary.

k) Equity Incentive Plan

On March 13, 2013, the Second Amended and Restated 2005 Equity Incentive Plan (the “Plan”) was amended to increase the number of common shares reserved for issuance from 2,083,334 to 37,209,590 to better enable the Company to offer equity incentives to officers, directors, employees and consultants. In addition, the Plan provides for an annual increase in the total number of the Company’s common shares available for issuance under the Plan on the first day of each fiscal year of the Company beginning in fiscal year 2014, by 5% of the number of outstanding common shares of the Company on such date.

l)       (i) Accounts Payable Settlement (April 5, 2013)

On April 5, 2013, the Supreme Court of the State of New York, County of New York (the “Court”), entered an order (the “Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with a stipulation of settlement (the “Settlement Agreement”) between NewLead Holdings Ltd. and Hanover Holdings I, LLC, a New York limited liability company (“Hanover”), in the matter entitled Hanover Holdings I, LLC v. NewLead Holdings Ltd., Case No. 650964/2013 (the “Action”). Hanover commenced the Action against the Company on March 18, 2013 to recover an aggregate of $2,412 of past-due accounts payable of the Company, which Hanover had purchased from certain vendors of the Company pursuant to the terms of separate receivable purchase agreements between Hanover and each of such vendors (the “Assigned Accounts”), plus fees and costs (the “Claim”). The Assigned Accounts relate to certain legal, insurance, broker, bunker and consulting services provided by certain vendors of the Company. The Order provides for the full and final settlement of the Claim and the Action. The Settlement Agreement became effective and binding upon the Company and Hanover upon execution of the Order by the Court on April 5, 2013.

Pursuant to the terms of the Settlement Agreement approved by the Order, on April 5, 2013, the Company issued and delivered to Hanover 6,000,000 shares (the “Settlement Shares”) of the Company’s common shares. The Settlement Agreement provides that the Settlement Shares will be subject to certain adjustments for certain period (which is the shorter of the following: (a) the 50-consecutive trading day period commencing on the trading day immediately following the date of issuance of the initial Settlement Shares and (b) the consecutive trading day period commencing on the trading day immediately following the Initial Issuance Date and ending on the trading day that Hanover shall have received the aggregate cash proceeds from the resale of Settlement Shares) to reflect the intention of the parties that the total number of common shares to be issued to Hanover pursuant to the Settlement Agreement be based upon a specified discount to the trading volume weighted average price of the common shares for a specified period of time. Hanover should receive aggregate cash proceeds from the resale of Settlement Shares equal to the sum of (i) $3,135, representing 130% of the total amount of the Claim, and (ii) the total dollar amount of Hanover’s legal fees and expenses incurred in connection with the Action, subject to the cap set forth above (less $10 heretofore paid by the Company), supported by daily written reports to be delivered by Hanover to the Company. As a result, the Company ultimately may be required to issue to Hanover substantially more common shares than the number of Settlement Shares initially issued, subject to certain limitations.

In addition, the Settlement Agreement also provides that with respect to any single trading day during the period, Hanover shall not offer or sell any Settlement Shares on, or over the course of, such trading day in excess of a specified “Trading Limitation Threshold” of the average daily trading volume in the Company’s common shares. The Settlement Agreement further provides that in no event shall the number of shares of common shares issued to Hanover or its designee in connection with the Settlement Agreement, when aggregated with all other shares of Common Stock then beneficially owned by Hanover and its affiliates, result in the beneficial ownership by Hanover and its affiliates at any time of more than 4.99% of the Company’s common shares. Furthermore, the Settlement Agreement provides that, for so long as Hanover or any of its affiliates hold any common shares, Hanover and its affiliates are prohibited from, among other actions: (1) voting any common shares owned or controlled by Hanover or its affiliates, or soliciting any proxies or seeking to advise or influence any person with respect to any voting securities of the Company; or (2) engaging or participating in any actions, plans or proposals that relate to or would result in, among other things, (a) Hanover or its affiliates acquiring additional securities of the Company, alone or together with any other person, which would result in Hanover and its affiliates collectively beneficially owning, or being deemed to beneficially own, more than 9.99% of the Company’s common shares or other voting securities of the Company, (b) an extraordinary corporate transaction such as a merger, reorganization or liquidation of the Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) changes in the present board of directors or management of the Company, (e) material changes in the capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, (g) changes in the Company’s charter, bylaws or similar instruments or other actions which may impede the acquisition of control of the Company by any person, (h) causing a class of securities of the Company to be delisted or cease to be authorized to be quoted on an inter-dealer quotation system of a registered national securities association, (i) causing a class of equity securities of the Company to become eligible for termination of registration under Section 12(g)(4) the Exchange Act, or (j) any actions similar to the foregoing. These prohibitions may not be modified or waived without further order of the Court.

The issuance of Common Stock to Hanover pursuant to the terms of the Settlement Agreement approved by the Order is exempt from the registration requirements of the Securities Act pursuant to Section 3(a)(10) thereof, as an issuance of securities in exchange for bona fide outstanding claims, where the terms and conditions of such issuance are approved by a court after a hearing upon the fairness of such terms and conditions at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear.

Since the issuance of the Settlement Shares described above, Hanover demonstrated to the Company’s satisfaction that it was entitled to receive an aggregate of 6,850,000 additional shares (“Additional Settlement Shares”) based on the adjustment formula described above, and that the issuance of such Additional Settlement Shares to Hanover, in the amounts and at the times requested by Hanover during the Calculation Period, would not result in Hanover exceeding the beneficial ownership limitation set forth above. Accordingly, during the Calculation Period, the Company issued and delivered to Hanover an aggregate of 6,850,000 Additional Settlement Shares pursuant to the terms of the Settlement Agreement approved by the Order.

The Calculation Period expired on June 18, 2013 and the True-Up Date occurred on June 19, 2013. Based on the adjustment formula described above, Hanover was entitled to receive an aggregate of 11,995,826 VWAP Shares. Accordingly, since Hanover previously had received an aggregate of 12,850,000 Settlement Shares and Additional Settlement Shares, on the True-Up Date Hanover returned to the Company for cancellation 854,174 shares of Common Stock pursuant to the terms of the Settlement Agreement approved by the Order. No additional shares of Common Stock are issuable to Hanover pursuant to the Settlement Agreement.

         (ii) Accounts Payable Settlement (July 9, 2013)

On July 9, 2013, the Court entered an order (the “July Order”) approving, among other things, the fairness of the terms and conditions of an exchange pursuant to Section 3(a)(10) of the Securities Act in accordance with a stipulation of settlement (the “July Settlement Agreement”) between NewLead Holdings Ltd. and Hanover in the matter entitled Hanover Holdings I, LLC v. NewLead Holdings Ltd., Case No. 155723/2013 (the “July Action”). Hanover commenced the July Action against the Company on June 21, 2013 to recover an aggregate of $7,206 of past-due accounts payable of the Company, which Hanover had purchased from certain vendors of the Company pursuant to the terms of separate receivable purchase agreements between Hanover and each of such vendors (the “July Assigned Accounts”), plus fees and costs (the “July Claim”). The July Assigned Accounts relate to certain legal, insurance, broker, bunker, consulting and other services and supplies provided by certain vendors of the Company. The July Order provides for the full and final settlement of the July Claim and the July Action. The July Settlement Agreement became effective and binding upon the Company and Hanover upon execution of the July Order by the Court on July 9, 2013.

Pursuant to the terms of the July Settlement Agreement approved by the July Order, on July 10, 2013, the Company issued and delivered to Hanover 61,000,000 shares (the “July Settlement Shares”) of the Company’s common stock. The July Settlement Agreement provides that the July Settlement Shares will be subject to certain adjustments for certain period (which is the shorter of the following: (a) the 120-consecutive trading day period (subject to extension as set forth in the July Settlement Agreement) commencing on the trading day immediately following the date of issuance of the July Settlement Shares (the “July Initial Issuance Date”), and (b) the consecutive trading day period commencing on the trading day immediately following the July Initial Issuance Date and ending on the trading day that Hanover shall have received the aggregate cash proceeds from the resale of July Settlement Shares) to reflect the intention of the parties that the total number of common shares to be issued to Hanover pursuant to the July Settlement Agreement be based upon a specified discount to the trading volume weighted average price of the common shares for a specified period of time. Hanover should receive aggregate cash proceeds from the resale of July Settlement Shares equal to the sum of (i) $9,727, representing 135% of the total amount of the July Claim, and (ii) the total dollar amount of Hanover’s legal fees and expenses incurred in connection with the July Action, subject to the cap set forth above, supported by daily written reports to be delivered by Hanover to the Company. As a result, the Company ultimately may be required to issue to Hanover substantially more common shares than the number of July Settlement Shares initially issued, subject to certain limitations.

In addition, the July Settlement Agreement also provides that with respect to any single trading day during the period, Hanover shall not offer or sell any July Settlement Shares on, or over the course of, such trading day in excess of the greater of (i) 15% of the worldwide average daily trading volume in the Company’s common shares on all national securities exchanges and automated quotation systems, if any, on which the common shares is listed or designated for quotation (as the case may be), excluding any sales of common shares by Hanover, for the 10 trading days immediately preceding such trading day and (ii) $65 worth of common shares. Hanover and the Company may modify this restriction by mutual written agreement.

The July Settlement Agreement further provides that in no event shall the number of shares of Company’s common shares issued to Hanover or its designee in connection with the July Settlement Agreement, when aggregated with all other shares of common shares then beneficially owned by Hanover and its affiliates, result in the beneficial ownership by Hanover and its affiliates at any time of more than 9.99% of the Company’s common shares.

The remaining terms of the July Settlement Agreement and July Order are substantially the same as the terms of the Settlement Agreement and Order executed in April.

m) The following sets forth the terms of the completed steps to the restructuring plan during the period from January 1, 2013 until August 30, 2013.

(i) Piraeus Bank Credit Facilities

On June 20, 2012, the Company entered into an agreement with Piraeus Bank that was subsequently amended on April 10, 2013 to proceed with the sale of two tanker vessels, Hiona and Hiotissa, for an aggregate amount of approximately $57,000 and to convert, subject to satisfaction of certain conditions precedent by the Company, the remaining outstanding debt of Hiona, Hiotissa and Grand Ocean, into common shares of the Company. The vessels were sold during July 2012 and the proceeds of such sale were applied towards (a) the prepayment of the total outstanding amounts due under the loan agreement for the two vessels, in an aggregate amount of approximately $51,100, (b) interest payable and (c) the payment of outstanding trade and vendor payments. On April 11, 2013, 46,250,000 common shares were issued to Piraeus Bank and vested immediately upon issuance. Pursuant to a Registration Rights Agreement entered into in connection with the agreement, as subsequently amended on April 10, 2013, Piraeus Bank may demand that the Company file a registration statement with respect to the shares, request that the Company file a registration statement on Form F-3 if the Company is entitled to use such form, or request that the common shares be covered by a registration statement that the Company is otherwise filing (i.e., piggy-back registration). On April 25, 2013, the Company was fully discharged and released from any and all obligations to Piraeus Bank under the credit facilities.

(ii) Portigon AG Credit Facility

On March 28, 2013, the Company agreed with Portigon AG (“Portigon”) to certain amendments to the credit facility, which include, among others, that: (a) the outstanding balance of $25,250 is to be payable in 3 quarterly installments of $300, followed by 5 quarterly installments of $375, followed by 15 quarterly installments of $475, followed by a balloon payment of $15,350 due on the last payment date (the first repayment installment shall be repaid on June 30, 2013 and the balloon installment shall be repaid on January 31, 2019), (b) the Company is waived from the application of the minimum security cover provisions set out in the original agreement as of the date of the amendment until the earlier of (i) the date on which the bank is satisfied that the security cover ratio is not less than 100% and (ii) December 31, 2013 (inclusive), and (c) the Company was waived from the application of the financial covenants as of the date of the amendment until June 30, 2013 (inclusive). In addition, the Company will pay to Portigon a non-refundable restructuring fee of $250 on or before September 30, 2013. Furthermore, it was agreed that Portigon will have the option to demand the sale of the vessel Newlead Victoria at any time that the market value of the vessel is at least equal to the amount of the loan outstanding on that date. Portigon will be entitled to 75% of the balance of the proceeds after repayment of the outstanding loan balance, any other amounts owed under the loan agreement (i.e. accrued interest), any direct sale costs approved by Portigon and any trade debt for an amount which will not exceed in aggregate $500. Moreover, the vessel’s excess cash must be applied towards the prepayment of the balloon installment, in accordance with the following, all as described in the amended loan facility: (i) if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility. As of August 30, 2013, the Company is in defaultin certain covenants under this facility.

(iii) Capital lease obligation with Lemissoler Maritime Company W.L.L.

On January 30, 2013, the Company was formally released from all of its obligations and liabilities under the relevant finance lease documentation.

n) Mojave Finance Inc. Credit Facility

On January 9, 2013 and July 9, 2013, the loan facility was further amended. Pursuant to the second and the third amendments, the loan is payable after an eighteen-month period following the drawdown date, with the $3,000 repayment due on October 11, 2013. As of August 30, 2013, the Company is in default on the payments of this facility.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Basis of Presentation
Basis of Presentation:

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP).

Certain immaterial reclassifications to the prior years/periods presentation have been made to conform to the current year presentation.

Principles of Consolidation
Principles of Consolidation:

The accompanying consolidated financial statements represent the consolidation of the accounts of the Company and its wholly-owned subsidiaries. The subsidiaries are fully consolidated from the date on which control is transferred to the Company. Subsidiaries are those entities in which NewLead has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies of each one.

The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary. A variable interest entity is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity’s residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity’s activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.

All inter-company balances and transactions have been eliminated upon consolidation.

Use of Estimates
Use of Estimates:

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an ongoing basis, management evaluates the estimates and judgments, including those related to future dry-dock dates, the selection of useful lives for tangible and intangible assets, expected future cash flows from long-lived assets to support impairment tests, expected future cash flows from reporting units to support goodwill impairment tests, provisions necessary for accounts receivables, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

Foreign Currency Transactions
Foreign Currency Transactions:

The functional currency of the Company is the U.S. dollar because the Company’s vessels operate in international shipping markets, and therefore primarily transact business in U.S. dollars and the Company’s debt is denominated in U.S. dollars. The accounting records of the Company’s subsidiaries are maintained in U.S. dollars. Transactions involving other currencies during a year are converted into U.S. dollars using the exchange rates in effect at the time of the transactions. At the balance sheet dates, monetary assets and liabilities, which are denominated in other currencies, are translated to reflect the period-end exchange rates. Resulting gains or losses are reflected in the accompanying consolidated statements of operations.

Cash and Cash Equivalents	Cash and Cash Equivalents: The Company considers highly liquid investments, such as time deposits and certificates of deposit, with an original maturity of three months or less to be cash equivalents.
Restricted Cash
Restricted Cash:

Restricted cash includes additional minimum cash deposits required to be maintained with certain banks under the Company’s borrowing arrangements. In addition, it includes cash collateralized, cash that can be withheld at any time by such banks following events of default, as well as retention accounts which contain the proceeds from the sale of the vessels. The funds can only be used for the purposes of interest payments and loan repayments.

Trade Receivables, Net and Other Receivables
Trade Receivables, Net and Other Receivables:

The amount shown as trade receivables, net at each balance sheet date includes estimated recoveries from charterers for hire, freight and demurrage billings, net of allowance for doubtful accounts. An estimate is made of the allowance for doubtful accounts based on a review of all outstanding amounts at each period, and an allowance is made for any accounts which management believes are not recoverable. Bad debts are written off in the year in which they are identified. The allowance for doubtful accounts at December 31, 2012 and December 31, 2011 amounted to $2,382 and $1,624, respectively, and relates to continuing and discontinued operations. Other receivables relate mainly to claims for hull and machinery and loss of hire insurers and guarantees, as well as to amounts to be received from Lemissoler Maritime Company W.L.L. (“Lemissoler”) for the settlement of outstanding liabilities relating to the four dry bulk vessels, as part of an agreement entered into with Lemissoler on November 28, 2012 (refer to Note 17).

Inventories
Inventories:

Inventories, which comprise bunkers and lubricants remaining on board the vessels at year end, are valued at the lower of cost and market value as determined using the first in-first out method.

Equity Investments
Equity Investments

The Company uses the equity method of accounting to account for its interest in New Lead JMEG LLC, recording the initial investment at cost. Subsequently, the carrying amount of the investment is increased to reflect the Company’s share of income of the investee and capital contributions, and are reduced to reflect the Company’s share of losses of the investee or distributions received from the investee.

Vessels and Other Fixed Assets, net
Vessels and Other Fixed Assets, net:

Vessels are stated at cost less accumulated depreciation and impairment losses. Cost consists of the contract price, delivery and acquisition expenses, interest cost while under construction, and, where applicable, initial improvements. Vessels acquired through an asset acquisition or through a business combination are stated at fair value. Subsequent expenditures for conversions and major improvements are also capitalized when they appreciably extend the life, increase the earnings capacity or improve the efficiency or safety of a vessel; otherwise, these amounts are charged to expenses as incurred.

Depreciation of a vessel is computed using the straight-line method over the estimated useful life of the vessel, after considering the estimated salvage value of the vessel. Each vessel’s salvage value is equal to the product of its lightweight tonnage and estimated scrap value per lightweight ton. Management estimates the useful life of the Company’s vessels to be 25 years from the date of its initial delivery from the shipyard.

However, when regulations place limitations over the ability of a vessel to trade, its useful life is adjusted to end at the date such regulations become effective.

Fixed assets are stated at cost. The cost and related accumulated depreciation of fixed assets sold or retired are removed from the accounts at the time of sale or retirement and any gain or loss is included in the accompanying statement of operations.

Depreciation of fixed assets is computed using the straight-line method. Annual depreciation rates, which approximate the useful life of the assets, are:

Furniture, fixtures and equipment:	3 years
Computer equipment and software:	3 years

Assets held for sale/Discontinued operations
Assets held for sale/Discontinued operations:

Long-lived assets are classified as “Assets held for sale” when the following criteria are met: management has committed to a plan to sell the asset; the asset is available for immediate sale in its present condition; an active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated; the sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale within one year; the asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value and actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. Assets classified as held for sale are measured at the lower of their carrying amount or fair value less cost to sell. These assets are not depreciated once they meet the criteria to be held for sale.

The Company reports discontinued operations when the operations and cash flows of a component, usually a vessel, have been (or will be) eliminated from the ongoing operations of the Company, and the operations and cash flows will not be replaced or the Company does not have the ability to replace the vessels, and the Company will not have any significant continuing involvement in the operations of the component after its disposal. All assets held for sale are considered discontinued operations for all periods presented.

For years ended December 31, 2012, 2011 and 2010, a total of twenty vessels and hulls have been reported as discontinued operations (see Note 24). The Container Market (as defined in Note 24) was fully discontinued as of December 31, 2009.

Accounting for Special Survey and Dry-docking Costs
Accounting for Special Survey and Dry-docking Costs:

The Company’s vessels are subject to regularly scheduled dry-docking and special surveys, which are carried out every 30 or 60 months to coincide with the renewal of the related certificates issued by the Classification Societies, unless a further extension is obtained in rare cases and under certain conditions. The costs of dry-docking and special surveys are deferred and amortized over the above periods or to the next dry-docking or special survey date if such date has been determined.

Costs incurred during the dry-docking period relating to routine repairs and maintenance are expensed. The unamortized portion of special survey and dry-docking costs for vessels sold is included as part of the carrying amount of the vessel in determining the gain/(loss) on sale of the vessel.

Impairment of Long-lived Assets
Impairment of Long-lived Assets:

Long-lived assets and certain identifiable intangibles held and used by an entity are required to be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the future net undiscounted cash flows from the asset group are less than the carrying values of the asset group, an impairment loss is recorded equal to the difference between the asset’s carrying value and its fair value.

Undiscounted projected net operating cash flows are determined for each asset group and compared to the carrying value of the vessel and related carrying value of the intangible (backlog asset and deferred charter revenue) with respect to the time charter agreement attached to that vessel or the carrying value of deposits for newbuildings. Within the shipping industry, vessels are customarily bought and sold with a charter attached. The value of the charter may be favorable (backlog asset) or unfavorable (deferred charter revenue) when comparing the charter rate to then current market rates. The loss recognized either on impairment (or on disposition) will reflect the excess of carrying value over fair value (selling price) for the vessel asset group. For vessels under construction, the net estimated cash flows also include the future cash outflows to make vessels ready for use, all remaining progress payments to shipyards and other pre-delivery expenses (e.g. capitalized interest).

The significant factors and assumptions the Company used in the undiscounted projected net operating cash flow analysis included, among others, operating revenues, off-hire revenues, dry-docking costs, operating expenses and management fee estimates. Revenue assumptions were based on a number of factors for the remaining life of the vessel: (a) contracted time charter rates up to the end of life of the current contract of each vessel, (b) the most recent ten-year average historical one-year time charter rates (adjusted for market conditions), (c) the respective vessel’s age as well as considerations such as scheduled and unscheduled off-hire days based on historical experience and (d) the likelihood of the sale of the asset group. Operating expense assumptions included an annual escalation factor. All estimates used and assumptions made were in accordance with the Company’s historical experience. Fair value is determined using the valuation derived from market data.

The current assumptions used and the estimates made are highly subjective, and could be negatively impacted by further significant deterioration in charter rates or vessel utilization over the remaining life of the vessels, which could require the Company to record a material impairment charge in future periods. The Company performed an impairment assessment of the long-lived assets groups (i) during the years ended December 31, 2012, 2011, and 2010, when certain vessels were disposed of, and (ii) as of December 31, 2012, 2011 and 2010. For the year ended December 31, 2012, the Company recorded an impairment charge totaling $5,911 in continuing operations on one of the two vessels that were held and used as of December 31, 2012. In addition, an impairment charge in continuing operations of $1,143 was recorded on back log assets. For certain asset groups as of December 31, 2011, the future net undiscounted cash flows from the assets were less than the carrying values of the assets and, therefore, were adjusted to fair value. For the year ended December 31, 2011, the Company recorded an impairment charge in the amount of $2,360 on one of the two vessels that is classified as held and used and an impairment charge in the amount of $101,415 on fifteen vessels that are classified as discontinued operations (see Note 11). In addition, an impairment charge in discontinued operations of $43,214 was recorded on back log assets, and of $5,530 was recorded on vessels under construction. For the year ended December 31, 2010, the Company recorded an impairment charge on vessels in the amount of $15,662 all of which was recorded within continuing operations.

As per the Company’s impairment assessment as of December 31, 2012, the vessels’ undiscounted projected net operating cash flows were in excess of their carrying values by more than 60%.

Backlog asset/Deferred charter revenue
Backlog asset/Deferred charter revenue:

Where the Company identifies any assets or liabilities associated with the acquisition of a vessel, the Company typically records all such identified assets or liabilities at fair value. Fair value is determined by reference to market data. The Company values any asset or liability arising from the time or bareboat charters assumed based on the market value at the time a vessel is acquired. The amount to be recorded as an asset or liability at the date of vessel delivery is based on the difference between the current fair value of a charter with similar characteristics as the time charter assumed and the net present value of future contractual cash flows from the time charter contract assumed. When the present value of the time charter assumed is greater than the current fair value of a charter with similar characteristics, the difference is recorded as a backlog asset. When the net present value of the time or bareboat charter assumed is lower than the current fair value of a charter with similar characteristics, the difference is recorded as deferred charter revenue. Such assets and liabilities, respectively, are amortized as an increase in, or a reduction of, “Depreciation and Amortization Expense” over the remaining period of the time or bareboat charters acquired. For the impairment recognized on these assets, refer to “Impairment of Long-lived Assets” in this Note.

Provisions
Provisions:

The Company, in the ordinary course of business, is subject to various claims, suits and complaints. Management provides for a contingent loss in the financial statements if the contingency has been incurred at the date of the financial statements and the amount of the loss can be reasonably estimated. In accordance with the guidance issued by the Financial Accounting Standards Board (“FASB”), in accounting for contingencies, if the Company has determined that the reasonable estimate of the loss is a range, and there is no best estimate amount within the range, the Company will provide the lower amount of the range. See Note 21 “Commitments and Contingent Liabilities” for further discussion.

The Company participates in Protection and Indemnity (P&I) insurance plans provided by mutual insurance associations known as P&I clubs. Under the terms of these plans, participants may be required to pay additional premiums (supplementary calls) to fund operating deficits incurred by the clubs (“back calls”). Obligations for back calls are accrued annually based on information provided by the clubs and when the obligations are probable and estimable.

Leases
Leases:

Leases are classified as capital leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership to the lessee. All other leases are classified as operating leases. The Company records vessels under capital leases as fixed assets at the lower of the present value of the minimum lease payments at inception of the lease or the fair value of the vessel. Vessels under capital leases are amortized over the estimated remaining useful life of the vessel for capital leases which provide for transfer of title of the vessel, similar to that used for other vessels of the Company.

Payments made for operating leases are expensed on a straight-line basis over the term of the lease. Office and warehouse rental expense is recorded in “General and administrative expenses” in the consolidated statements of operations.

Financing Costs
Financing Costs:

Fees incurred for obtaining new debt are deferred and amortized over the life of the related debt, using the effective interest rate method.

Fees incurred in a refinancing of existing debt continue to be amortized over the remaining term (or expected remaining term) of the new debt where there is a modification of the debt. Fees incurred in a refinancing of existing loans where there is an extinguishment of the old debt are written off and included in the debt extinguishment gain or loss.

Interest Expense
Interest Expense:

Interest costs are generally expensed as incurred and include interest on loans, financing costs, amortization and write-offs and a deemed interest from BCF. Interest costs incurred while a vessel is being constructed are capitalized.

Accounting for Revenue and Expenses
Accounting for Revenue and Expenses:

The Company generates its revenues from charterers for the charter hire of its vessels. Vessels are chartered using either time and bareboat charters, where a contract is entered into for the use of a vessel for a specific period of time and a specified daily charter hire rate, or voyage charters, where a contract is made in the spot market for the use of a vessel for a specific voyage for a specified charter rate. If a charter agreement exists, price is fixed, service is provided and collection of the related revenue is reasonably assured, revenue is recognized as it is earned ratably on a straight-line basis over the duration of the period of each time charter as adjusted for the off-hire days that the vessel spends undergoing repairs, maintenance and upgrade work depending on the condition and specification of the vessel and address commissions. A voyage is deemed to commence upon the completion of discharge of the vessel’s previous cargo and is deemed to end upon the completion of the discharge of the current cargo.

Profit sharing represents the Company’s portion of the excess of the actual net daily charter rate earned by the Company’s charterers from the employment of the Company’s vessels over a predetermined base charter rate, as agreed between the Company and its charterers. Such profit sharing is recognized in revenue when mutually settled.

Demurrage income represents payments by the charterer to the vessel owner when loading or discharging time exceeded the stipulated time in the voyage charter and is recognized as incurred.

Deferred income represents cash received on charter agreement prior to the balance sheet date and is related to revenue not meeting the criteria for recognition.

Voyage Expenses
Voyage Expenses:

Voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions.

Vessel Operating Expenses
Vessel Operating Expenses:

Vessel operating expenses consist of all expenses relating to the operation of vessels, including crewing, repairs and maintenance, insurance, stores and lubricants and miscellaneous expenses such as communications. Vessel operating expenses exclude fuel cost, port expenses, agents’ fees, canal dues and extra war risk insurance, which are included in “voyage expenses”.

Insurance Claims
Insurance Claims:

Insurance claims represent the claimable expenses, net of deductibles, which are probable to be recovered from insurance companies. Any costs to complete the claims are included in accrued liabilities. The Company accounts for the cost of possible additional call amounts under its insurance arrangements in accordance with the accounting guidance for contingencies based on the Company’s historical experience and the shipping industry practices. These claims are included in the consolidated balance sheet line item “Other receivables”.

Pension and Retirement Benefit Obligations-Crew
Pension and Retirement Benefit Obligations-Crew:

The crew on board the companies’ vessels serves in such capacity under short-term contracts (usually up to seven months) and accordingly, the vessel-owning companies are not liable for any pension or post-retirement benefits.

Repairs and Maintenance
Repairs and Maintenance:

Expenditure for routine repairs and maintenance of the vessels is charged against income in the period in which it is incurred. Major vessel improvements and upgrades are capitalized to the cost of vessel.

Derivative Financial Instruments
Derivative Financial Instruments:

Derivative financial instruments are recognized in the balance sheets at their fair values as either assets or liabilities. Changes in the fair value of derivatives that are designated and qualify as cash flow hedges, and that are highly effective, are recognized in other comprehensive income. If derivative transactions do not meet the criteria to qualify for hedge accounting, any unrealized changes in fair value are recognized immediately in the statement of operations.

Gain/loss arising on the termination of interest rate swap agreements qualifying as hedging instruments are deferred and amortized over the shorter of the life of the hedged debt or the hedge instrument.

The Company has entered into various interest rate swap agreements (see Note 20) that did not qualify for hedge accounting. As such, the fair value of these agreements and changes therein are recognized in the balance sheets and statements of operations, respectively.

Share-based Compensation
Share-based Compensation:

The standard requires the Company to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). The grant-date fair value of employee share options and similar instruments are estimated using option-pricing models adjusted for the unique characteristics of those instruments. The cost is recognized over the period during which an employee is required to provide service in exchange for the award — the requisite service period (usually the vesting period). No compensation cost is recognized for equity instruments for which employees do not render the requisite service. Employee share purchase plans will not result in recognition of compensation cost if certain conditions are met. If an equity award is modified after the grant date, incremental compensation cost will be recognized in an amount equal to the excess of the fair value of the modified award over the fair value of the original award immediately before the modification.

Warrants
Warrants:

The Company initially measures warrants at fair value. If warrants meet accounting criteria for equity classification then there is no other measurement subsequent to their issue. If based on their contractual terms warrants need to be recorded as derivative liabilities, then they are remeasured to fair value at each reporting period with changes recognized in the statements of operations.

Segment Reporting
Segment Reporting:

Operating segments, as defined, are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing financial performance. The Company reports financial information and evaluates its operations by charter revenues and not by vessel type, length of ship employment, customers or type of charter. Management, including the chief operating decision makers, reviews operating results solely by revenue per day and operating results of the fleet. Based on this review, the Company has determined that it operates under one reportable segment. In addition, any revenues from the technical and the operational management of vessels owned by a third party are not considered significant ($474, $0 and $0 during the years ended December 31, 2012, 2011 and 2010, respectively) and the coal business is expected to initiate its operations during the fourth quarter of 2013 or as otherwise agreed.

Loss per Share
Loss per Share:

The Company has presented loss per share for all periods presented based on the weighted average number of its outstanding common shares at the reported periods. The effect of dilutive or potentially dilutive securities is anti-dilutive, accordingly there is no difference between basic and diluted net loss per share.

SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS (Tables)	12 Months Ended
Dec. 31, 2012
SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS
SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS

NewLead’s subsidiaries included in these consolidated financial statements were as follows:

		Country of		Statement of operations
Company Name		Incorporation	Nature / Vessel Name	2012	2011	2010
1	Land Marine S.A.	Marshall Islands	Dissolved (1)	—	—	1/1/2010 — 9/15/2010

2	Rider Marine S.A.	Marshall Islands	Dissolved (2)	—	—	1/1/2010 — 4/22/2010

3	Ostria Waves Ltd.	Marshall Islands	Dissolved (3)	—	—	1/1/2010 — 9/7/2010

4	Altius Marine S.A.	Marshall Islands	Vessel owning company (4)	—	1/1/2011 — 12/22/2011	1/1/2010 — 12/31/2010

5	Fortius Marine S.A.	Marshall Islands	Vessel owning company (4)	—	1/1/2011 — 12/22/2011	1/1/2010 — 12/31/2010

6	Ermina Marine Ltd.	Marshall Islands	Vessel owning company (5)	—	—	1/1/2010 — 9/7/2010

7	Chinook Waves Corporation	Marshall Islands	Vessel owning company (6)	—	—	1/1/2010 — 4/15/2010

8	Compass Overseas Ltd.	Bermuda	Vessel owning company (7)	1/1/2012 — 1/31/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

9	Compassion Overseas Ltd.	Bermuda	Vessel owning company (7)	1/1/2012 — 1/31/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

10	Australia Holdings Ltd.	Liberia	Vessel owning company (8)	1/1/2012 — 1/31/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

11	Brazil Holdings Ltd.	Liberia	Vessel owning company (9)	1/1/2012 — 3/19/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

12	China Holdings Ltd.	Liberia	Vessel owning company (10)	1/1/2012 — 2/11/2012	1/1/2011 — 12/31/2011	1/1/2010 — 12/31/2010

13	Curby Navigation Ltd.	Liberia	Foreclosed (11)	1/1/2012 — 3/14/2012	6/13/2011 — 12/31/2011	—

14	Newlead Victoria Ltd.	Liberia	M/V Newlead Victoria	1/1/2012 — 12/31/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

15	Grand Venetico Inc.	Marshall Islands	Vessel owning company (12)	1/1/2012 — 5/8/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

16	Grand Oceanos Inc.	Liberia	Vessel owning company (13)	1/1/2012 — 1/11/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

17	Grand Rodosi Inc.	Liberia	Vessel owning company (14)	1/1/2012 — 2/7/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

18	Challenger Enterprises Ltd.	Liberia	Vessel owning company (15)	1/1/2012 — 7/19/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

19	Crusader Enterprises Ltd.	Liberia	Vessel owning company (15)	1/1/2012 — 7/27/2012	1/1/2011 — 12/31/2011	4/1/2010 — 12/31/2010

20	Newlead Shipping S.A.	Panama	Management company	—	—	—

21	Newlead Bulkers S.A.	Liberia	Management company	—	—	—

22	Santa Ana Waves Corporation	Marshall Islands	Dissolved (16)	—	—	—

23	Makassar Marine Ltd.	Marshall Islands	Dissolved (17)	—	—	1/1/2010 — 1/7/2010

24	Seine Marine Ltd.	Marshall Islands	Dissolved (18)	—	—	1/1/2010 — 1/20/2010

25	Vintage Marine S.A.	Marshall Islands	Dissolved (19)	—	—	—

26	Jubilee Shipholding S.A.	Marshall Islands	Dissolved (19)	—	—	—

27	Olympic Galaxy Shipping Ltd.	Marshall Islands	Dissolved (20)	—	—	—

28	Dynamic Maritime Co.	Marshall Islands	Dissolved (20)	—	—	—

29	AMT Management Ltd.	Marshall Islands	Management company	—	—	—

30	NewLead Holdings (US) Corp. (ex NewLead Holdings (ex Aries Maritime) (US) LLC)	United States of America	Operating company (21)	—	—	—

31	Abroad Consulting Ltd.	Marshall Islands	Dissolved (22)	—	—	—

		Country of		Statement of operations
Company Name		Incorporation	Nature / Vessel Name	2012	2011	2010
32	Leading Marine Consultants Inc.	Marshall Islands	Operating company	—	—	—

33	Ayasha Trading Corporation	Liberia	Foreclosed (23)	1/1/2012 — 2/24/2012	1/1/2011 — 12/31/2011	12/3/2010 — 12/31/2010

34	Bethune Properties S.A.	Liberia	Foreclosed (24)	1/1/2012 — 2/24/2012	11/10/2011 — 12/31/2011	—

35	Grand Esmeralda Inc.	Liberia	Vessel owning company (25)	1/1/2012 — 2/16/2012	1/1/2011 — 12/31/2011	7/9/2010 — 12/31/2010

36	Grand Markela Inc.	Liberia	M/V Newlead Markela	1/1/2012 — 12/31/2012	1/1/2011 — 12/31/2011	7/2/2010 — 12/31/2010

37	Grand Spartounta Inc.	Marshall Islands	Vessel owning company (26)	—	1/1/2011 — 9/13/2011	7/2/2010 — 12/31/2010

38	Newlead Progress Inc.	Marshall Islands	Dormant company	—	—	—

39	Newlead Prosperity Inc.	Marshall Islands	Vessel owning company (26)	—	1/1/2011 — 9/20/2011	10/1/2010 — 12/31/2010

40	Grand Affection S.A.	Marshall Islands	Vessel owning company (27)	1/1/2012 — 3/26/2012	7/28/2011 — 12/31/2011	—

41	Grand Affinity S.A.	Marshall Islands	Hull owning company (28)	—	—	—

42	Newlead Stride Inc.	Marshall Islands	Dissolved (20)	—	—	—

43	Grand Victoria Pte Ltd.	Singapore	Dormant company	—	—	—

44	Newlead Bulker Holdings Inc.	Marshall Islands	Sub-holding company	—	—	—

45	Newlead Tanker Holdings Inc.	Marshall Islands	Sub-holding company	—	—	—

46	Mote Shipping Ltd.	Malta	Dissolved (20)	—	—	—

47	Statesman Shipping Ltd.	Malta	Dissolved (29)	—	—	—

48	Trans Continent Navigation Ltd.	Malta	Dormant company	—	—	—

49	Trans State Navigation Ltd.	Malta	Dormant company	—	—	—

50	Bora Limited	British Virgin Islands	Vessel owning company	—	—	—

51	Newlead Trading Inc.	Liberia	Trading company (30)	—	—	—

52	New Lead JMEG LLC	United States of America	Trading company (31)	—	—	—

53	Newleadjmeg Inc.	Marshall Islands	Dormant company (32)	—	—	—

54	NewLead Mojave Holdings LLC	United States of America	Operating company (33)	—	—	—

55	Ocean Hope Shipping Ltd.	Malta	Dormant company	—	—	—

1)	M/T High Land was sold and delivered to its new owners on September 15, 2010. The shipowning company was dissolved on September 21, 2011.

2)	M/T High Rider was sold and delivered to its new owners on April 22, 2010. The shipowning company was dissolved on September 21, 2011.

3)	M/T Ostria was sold and delivered to its new owners on September 7, 2010. The shipowning company was dissolved on September 21, 2011.

4)	M/T Newlead Avra and M/T Newlead Fortune were sold and delivered to their new owners on December 22, 2011.

5)	M/T Nordanvind was sold and delivered to its new owners on September 7, 2010.

6)	M/T Chinook was sold and delivered to its new owners on April 15, 2010.

7)	M/T Newlead Compass and M/T Newlead Compassion were sold and delivered to their new owners on January 31, 2012.

8)	M/V Australia was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on January 31, 2012.

9)	M/V Brazil was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on March 19, 2012.

10)	M/V China was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on February 11, 2012.

11)
On March 14, 2012, the lessor foreclosed on M/V Newlead Endurance. Refer to Note 17 for more details. Newlead Bulkers had the commercial, technical and operational management of the vessel until March 31, 2012.

12)	M/V Newlead Venetico was sold and delivered to its new owners on May 8, 2012.

13)	M/V Grand Ocean was sold and delivered to its new owners on January 11, 2012.

14)	M/V Grand Rodosi was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on February 7, 2012.

15)
M/T Hiona and M/T Hiotissa were sold and delivered to their new owners on July 19, 2012 and July 27, 2012, respectively. After these dates, Newlead Shipping continued to have part of the commercial, technical and operational management of these vessels. On February 25, 2013, the Company received notices of redelivery and termination, which were effected during June 2013, pursuant to the terms of the management agreements governing such services.

16)	The company was dissolved on November 9, 2010.

17)	M/V Saronikos Bridge was sold and delivered to its new owners on January 7, 2010. The shipowning company was dissolved on July 28, 2011.

18)	M/V MSC Seine was sold and delivered to its new owners on January 20, 2010. The shipowning company was dissolved on July 28, 2011.

19)	These shipowning companies were dissolved on September 21, 2011.

20)	Olympic Galaxy Shipping Ltd. and Dynamic Maritime Co. were dissolved on July 28, 2011. Newlead Stride Inc. was dissolved on November 22, 2011. Mote Shipping Ltd. was dissolved on August 5, 2011.

21)	The Company controls 52% of NewLead Holdings (US) Corp. through NewLead Mojave Holdings LLC.

22)	The company was dissolved on June 15, 2010.

23)
On February 24, 2012, the lender foreclosed on the shares of Ayasha Trading Corporation (owner of M/V Newlead Tomi). Newlead Bulkers had the commercial, technical and operational management of the vessel until April 18, 2012. Refer to Note 15 for more details.

24)
On February 24, 2012, the lender foreclosed on the shares of Bethune Properties S.A. (owner of M/V Newlead Gujarat). Newlead Bulkers had the commercial, technical and operational management of the vessel until May 21, 2012. Refer to Note 15 for more details.

25)	M/V Newlead Esmeralda was sold and delivered to its new owners on February 16, 2012.

26)	M/V Newlead Spartounta and M/V Newlead Prosperity were sold and delivered to their new owners on September 13, 2011 and September 20, 2011, respectively. Refer to Note 11 for more details.

27)	On July 28, 2011, Hull 4023, named Navios Serenity, was delivered from a Korean shipyard. On March 26, 2012, M/V Navios Serenity was sold and delivered to its new owners.

28)	On May 22, 2012, the Shipbuilding Contract for Hull 4029 with SPP Shipbuilding Co. Ltd.was terminated. Refer to Note 10 for more details.

29)	The company was dissolved on August 5, 2011.

30)
Newlead Trading Inc. was established on July 1, 2011 as a joint venture between the Company and a third party. The Company owns 50% of the shares of Newlead Trading Inc. No operations have taken place by this entity.

31)	New Lead JMEG LLC was established on April 11, 2012 as a joint venture between the Company and J Mining & Energy Group. The Company has joint control with J Mining & Energy Group of New Lead JMEG LLC.

32)	Newleadjmeg Inc. was established on February 23, 2012. The Company owns 50% of the shares of Newleadjmeg Inc. No transactions have taken place by this entity.

33)
NewLead Mojave Holdings LLC was established on April 30, 2012. The Company controls 52% of NewLead Mojave Holdings LLC and is entitled to and is liable for the total net assets of NewLead Mojave Holdings LLC according to this percentage of control.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2012
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Schedule of Estimated Useful Lives Property Plant and Equipment
Depreciation of fixed assets is computed using the straight-line method. Annual depreciation rates, which approximate the useful life of the assets, are:

Furniture, fixtures and equipment:	3 years
Computer equipment and software:	3 years

RESTRICTED CASH (Tables)	12 Months Ended
Dec. 31, 2012
RESTRICTED CASH
RESTRICTED CASH
Restricted cash, as of December 31, 2012 and December 31, 2011, was as follows:

	As of December 31,	As of December 31,
	2012	2011
Minimum Liquidity	$-	$250
Retention accounts	1,311	-
Short term restricted cash accounts	1,311	250
Letters of guarantee	31	31
Long term restricted cash accounts	31	31
	$1,342	$281

BACKLOG ASSET / DEFERRED CHARTER REVENUE (Tables)	12 Months Ended
Dec. 31, 2012
BACKLOG ASSET / DEFERRED CHARTER REVENUE
BACKLOG ASSET / DEFERRED CHARTER REVENUE

The movement of the backlog asset and the deferred charter revenue for the three year period ended December 31, 2012 was as follows:

	Backlog Asset	Deferred Charter Revenue
Balance at January 1, 2010	$5,528	$-
Business combination (Note 5)	9,833	3,051
Additions	53,186	710
Amortization	(13,890)	(3,194)
Balance at December 31, 2010	$54,657	$567
Amortization	(8,697)	(567)
Impairment loss	(43,214)	-
Balance at December 31, 2011	$2,746	$-
Amortization	(1,603)	-
Impairment loss	(1,143)	-
Balance at December 31, 2012	$-	$-
December 31, 2011
Current	$2,404	$-
Non-current	$342	$-

VESSELS UNDER CONSTRUCTION (Tables)	12 Months Ended
Dec. 31, 2012
VESSELS UNDER CONSTRUCTION
VESSELS UNDER CONSTRUCTION

The movement of the vessels under construction as of December 31, 2012 was as follows:

	Kamsarmax Vessels	Post-Panamax Vessel	Handysize Vessels	Total
Balance January 1, 2011	$6,229	$7,798	$18,226	$32,253
Advance payments in cash	35,000	28,600	19,350	82,950
Progress payment payable for vessels under construction	-	-	7,400	7,400
Capitalized expenses	3,609	2,310	1,968	7,887
Impairment loss	-	-	(5,530)	(5,530)
Transfer to vessels’ cost	(44,838)	(38,708)	(34,359)	(117,905)
Balance December 31, 2011	$-	$-	$7,055	$7,055
Capitalized expenses	-	-	185	185
Disposals — Discontinued operations	-	-	(7,240)	(7,240)
Balance December 31, 2012	$-	$-	$-	$-

VESSELS AND OTHER FIXED ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2012
VESSELS AND OTHER FIXED ASSETS, NET
VESSELS AND OTHER FIXED ASSETS, NET

The table below presents the movement of “Vessels and Other Fixed Assets, Net”:

Cost	Vessels	Leased Vessels	Dry docking and Special survey	Other fixed assets	Total
Balance at January 1, 2010	$400,660	$-	$7,100	$-	$407,760
Business combination	143,050	-	-	758	143,808
Additions	82,711	-	3,548	76	86,335
Transfer from Vessels Under Construction	44,025	-	-	-	44,025
Disposals	(34,338)	-	(1,332)	-	(35,670)
Transfers from Vessels to Leased Vessels	(87,291)	87,000	-	-	(291)
Balance at December 31, 2010	$548,817	$87,000	$9,316	$834	$645,967
Additions	863	-	6,650	190	7,703
Transfer from Vessels Under Construction	79,197	38,708	-	-	117,905
Transfer to assets held for sale	(92,600)	(24,000)	(4,038)	-	(120,638)
Disposals — Discontinued operations	(102,794)	-	(2,959)	-	(105,753)
Loss on sale and leaseback	-	(208)	-	-	(208)
Balance at December 31, 2011	$433,483	$101,500	$8,969	$1,024	$544,976
Additions	-	-	985	-	985
Disposals — Discontinued operations	(376,517)	(101,500)	(7,759)	-	(485,776)
Balance at December 31, 2012	$56,966	$-	$2,195	$1,024	$60,185
Accumulated Depreciation and Amortization
Balance at January 1, 2010	$(152,607)	$-	$(2,038)	$-	$(154,645)
Depreciation and Amortization for the year	(26,139)	(841)	(2,781)	(408)	(30,169)
Impairment loss (Note 3)	(15,662)	-	-	-	(15,662)
Accumulated Depreciation of Leasedback Vessels	8,104	-	-	-	8,104
Disposals — Discontinued operations	1,664	-	157	-	1,821
Balance at December 31, 2010	$(184,640)	$(841)	$(4,662)	$(408)	$(190,551)
Depreciation and Amortization for the year	(26,497)	(8,068)	(3,384)	(312)	(38,261)
Impairment loss (Note 3)	(68,185)	(30,497)	(5,093)	-	(103,775)
Transfer to assets held for sale	20,672	10,932	2,952	-	34,556
Disposals — Discontinued operations	20,148	-	2,426	-	22,574
Balance at December 31, 2011	$(238,502)	$(28,474)	$(7,761)	$(720)	$(275,457)
Depreciation and Amortization for the period	(5,168)	(209)	(428)	(184)	(5,989)
Impairment loss (Note 3)	(5,075)	-	(836)	-	(5,911)
Disposals — Discontinued operations	228,294	28,683	7,698	-	264,675
Balance at December 31, 2012	$(20,451)	$-	$(1,327)	$(904)	$(22,682)

Net book value — January 1, 2010	$248,053	$-	$5,062	$-	$253,115
Net book value — December 31, 2010	$364,177	$86,159	$4,654	$426	$455,416
Net book value — December 31, 2011	$194,981	$73,026	$1,208	$304	$269,519
Net book value — December 31, 2012	$36,515	$-	$868	$120	$37,503

DEFERRED CHARGES, NET (Tables)	12 Months Ended
Dec. 31, 2012
DEFERRED CHARGES, NET
DEFERRED CHARGES, NET

The movement of the deferred charges, net, as of December 31, 2012 is as follows:

	Financing Costs	Other Costs	Total
Net Book Value at January 1, 2010	$6,831	$-	$6,831
Additions	9,778	255	10,033
Amortization	(2,368)	-	(2,368)
Write-offs	(1,360)	-	(1,360)
Transfer to Vessels Under Construction	(96)	-	(96)
Net Book Value at December 31, 2010	$12,785	$255	$13,040
Additions	622	80	702
Amortization	(2,948)	-	(2,948)
Write-offs	(4,647)	(335)	(4,982)
Transfer to Vessels Under Construction	(70)	-	(70)
Net Book Value at December 31, 2011	$5,742	$-	$5,742
Additions	564	-	564
Amortization	(1,781)	-	(1,781)
Write-offs	(3,952)	-	(3,952)
Net Book Value at December 31, 2012	$573	$-	$573
December 31, 2012
Current	$573	$-	$573
December 31, 2011
Current	$5,742	$-	$5,742

ACCOUNTS PAYABLE, TRADE (Tables)	12 Months Ended
Dec. 31, 2012
ACCOUNTS PAYABLE, TRADE
ACCOUNTS PAYABLE, TRADE
Accounts payable, trade, as of December 31, 2012 and 2011 were as follows:

	As of December 31,	As of December 31,
	2012	2011
Suppliers	$3,099	$7,891
Shipyards	616	10,523
Insurers	383	2,885
Agents	766	1,342
Other creditors	8,570	16,286
	$13,434	$38,927

ACCRUED LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
ACCRUED LIABILITIES
ACCRUED LIABILITIES
Accrued liabilities as of December 31, 2012 and 2011 were as follows:

	As of December 31,	As of December 31,
	2012	2011
Accrued interest	$2,269	$16,411
Accrued claims	3,454	5,889
Other accrued expenses	4,937	10,189
	$10,660	$32,489

LONG-TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2012
LONG-TERM DEBT
Long-term Debt

Below is a summary of the long-term portion and current portion of long-term debt as at December 31, 2012 and 2011:

	December 31, 2012			December 31, 2011
Description	Long-term	Current portion	Total	Long-term	Current portion	Total
Syndicate Facility Agreement	$-	$-	$-	$-	$80,159	$80,159
Piraeus Bank A.E. (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (CPB loan)”) Credit Facility	-	32,525	32,525	-	39,261	39,261
Portigon AG (ex West LB Bank) Credit Facility	-	25,250	25,250	-	25,250	25,250
Piraeus Bank Credit Facilities	-	17,964	17,964	-	76,350	76,350
Kamsarmax syndicate facilities agreements	-	-	-	-	76,836	76,836
Eurobank Credit Facility	-	-	-	-	11,035	11,035
Handysize Syndicate Facility Agreement	-	-	-	-	30,831	30,831
Mojave Finance Inc	-	3,000	3,000	-	-	-
Ending Balance	$-	$78,739	$78,739	$-	$339,722	$339,722

Interest and Finance Expense
The amounts shown as interest and finance expense in the statements of operations are analyzed as follows:

	Year Ended December 31,	Year Ended December 31,	Year Ended December 31,
	2012	2011	2010
Interest expense	$8,125	$11,528	$10,124
Amortization of deferred charges	5,624	2,112	1,026
Amortization of the beneficial conversion feature	71,561	8,161	5,942
Other expenses	1,239	871	1,458
	$86,549	$22,672	$18,550

SENIOR CONVERTIBLE NOTES (Tables)	12 Months Ended
Dec. 31, 2012
SENIOR CONVERTIBLE NOTES
SENIOR CONVERTIBLE NOTES

The amount regarding the 7% Notes presented in the consolidated balance sheets is as follows:

7% Notes
Balance at January 1, 2010	$39,283
Amortization of the Beneficial Conversion Feature	5,942
Make whole fundamental change	5
Balance at December 31, 2010	$45,230
Amortization of the Beneficial Conversion Feature	8,161
Make whole fundamental change	0
Balance at December 31, 2011	$53,391
Amortization of the Beneficial Conversion Feature	71,561
Partial Conversion of the Convertible Senior Notes	(124,900)
Balance at December 31, 2012	$52

SHARE BASED COMPENSATION (Tables)	12 Months Ended
Dec. 31, 2012
SHARE BASED COMPENSATION
Nonvested Restricted Stock Units Activity

A summary of the activity relating to restricted common shares during the years ended December 31, 2012, 2011 and 2010 is as follows:

	Number of Shares	Weighted Average Fair Values	Weighted Average Vesting Period (Years)
Outstanding and non-vested shares, as of January 1, 2010 (1)	181,667	$15.01	1.8
Granted (2)	12,085	11.04	1.2
Outstanding and non-vested shares, as of December 31, 2010	193,752	14.76	1.7
Granted (3), (4), (5), (6)	1,984,751	0.93	2.4
Forfeited (1), (2), (3), (4)	(65,651)	3.38	-
Vested (1), (2)	(181,252)	14.94	-
Outstanding and non-vested shares, as of December 31, 2011	1,931,600	0.92	2.4
Forfeited (4), (6)	(517,736)	0.91	-
Vested (1), (3), (4), (5), (6)	(589,538)	0.83	-
Outstanding and non-vested shares, as of December 31, 2012	824,326	$0.99	2.9

(1)
181,667 shares were granted on the date of the recapitalization; 166,667 shares had a two-year vesting schedule (at January 1, 2011 and 2012), of which 83,334 shares, with an original vesting date January 1, 2012, were vested in July 15, 2011 upon the resignation of the former Chief Financial Officer; and 15,000 shares had a three-year vesting schedule (at January 1, 2011, 2012 and 2013), of which 5,000 shares, with an original vesting date of January 1, 2012 and January 1, 2013, were forfeited on December 31, 2011 due to the resignation of two board members. The remaining 2,500 shares will fully vest on January 1, 2013.

(2)
6,668 shares were granted on January 1, 2010 and vested over a one year period (January 1, 2011). 5,417 shares were granted on April 15, 2010, of which: (a) 1,667 vested over a one year period (January 1, 2011) and (b) 3,750 with an original three-year vesting period (at January 1, 2011, 2012 and 2013) were treated as follows: (i) 1,250 vested on January 1, 2011 and (ii) the remaining 2,500 were forfeited on December 31, 2011 due to the resignation of one board member.

(3)
8,335 shares were granted to members of the board of directors on February 1, 2011. Of such shares, 5,001 shares were forfeited on December 31, 2011 due to the resignation of three board members and 3,334 shares were fully vested in 2012.

(4)
365,250 shares were granted on April 1, 2011 to employees, officers and directors with original vesting date April 1, 2013. Of such shares, 53,150 shares were forfeited during 2011 and 92,150 as of December 31, 2012. 50,600 were fully vested as of December 31, 2012. The remaining 169,350 shares will fully vest on April 1, 2013, unless forfeited prior to such time.

(5)
350,000 shares were granted to members of the board of directors on December 21, 2011, of which 140,000 shares were vested upon issuance (February 15, 2012) and the remaining 210,000 shares were vested on December 31, 2012.

(6)
1,261,166 shares were granted on December 21, 2011 to employees, officers and directors which were to be vested as follows: (i) 314,930 shares, were to be vested over four years with 25% of the grants being vested on each of the first, second, third and fourth anniversary of the issuance date (February 15, 2013, February 15, 2014, February 15, 2015 and February 15, 2016, respectively); and (ii) 946,236 shares were to be vested on the third anniversary of the issuance date (February 15, 2015). During 2012, 425,586 of such shares were forfeited and 183,104 were fully vested earlier than their original vesting date, upon approval from the Board of Directors. The remaining 652,476 shares will fully vest on their original vesting date, unless forfeited prior to such time.

Share-based Compensation, Stock Options, Activity
The summary of share option awards is summarized as follows (in thousands except per share data):

	Number of Options	Weighted Average Exercise Price	Weighted Average Fair Value	Weighted Average Vesting Period (Years)
Outstanding, as of January 1, 2010 (1)	275,000	$27.45	$6.24	3.0
Outstanding, as of December 31, 2010	275,000	27.45	6.99	3.0
Forfeited (1)	(104,167)	19.80	9.33	-
Outstanding, as of December 31, 2011	170,833	32.12	6.96	3.0
Outstanding, as of December 31, 2012	170,833	$32.12	$6.96	3.0
Exercisable at December 31, 2012	170,833	$32.12	$6.96	-

(1)
In 2008, the Company granted 25,000 share options to purchase common shares subject to a vesting period of three annual equal installments. On October 13, 2009, all these shares were vested due to the recapitalization.

FINANCIAL INSTRUMENTS (Tables)	12 Months Ended
Dec. 31, 2012
FINANCIAL INSTRUMENTS
Fair Values

The 7% Notes had a fair value of $94,289 as of December 31, 2011 which was determined based on quoted market prices of debt with similar characteristics available for companies with comparable creditworthiness.

	Carrying amount	Fair Value	Carrying amount	Fair Value
	December 31, 2012		December 31, 2011
Assets
Cash and cash equivalents	$1,043	$1,043	$5,119	$5,119
Restricted cash	$1,342	$1,342	$281	$281
Trade receivables, net	$3,586	$3,586	$12,522	$12,522
Other receivables	$4,980	$4,980	$3,398	$3,398
Liabilities
Accounts payable, trade	$13,434	$13,434	$38,927	$38,927
Current portion of long-term debt	$78,739	$17,400	$339,722	$207,281
Senior convertible notes, net	$62,552	$62,552	$53,391	$94,289
Derivative financial instruments	$767	$767	$8,808	$8,808
Capital lease obligations	$-	$-	$107,527	$69,812
Due to managing agent	$184	$184	$184	$184

Interest rate swaps
The details of the Company’s swap agreements are as follows:

Counterparty
						Fair Value
			Contract			As of	As of
	Value	Termination	Notional	Fixed	Floating	December 31,	December 31,
Interest rate swaps	Date	Date	Amount	Rate	Rate	2012	2011
Marfin Egnatia Bank	9/2/2009	9/2/2014	$37,400	4.08%	3-month LIBOR	$767	$1,373
Bank of Scotland*	7/6/2010	10/15/2015	$63,636	4.01%	3-month LIBOR	-	6,042
Bank of Scotland*	7/6/2010	10/15/2015	$13,333	4.01%	3-month LIBOR	-	1,393
						$767	$8,808

*	These swaps were surrendered in conjunction with the foreclosure of vessel owning companies.

Fair Value Hierarchy

The following tables present the Company’s assets and liabilities that are measured at fair value on a recurring and a non-recurring basis and are categorized using the fair value hierarchy. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value.

		Quoted Prices	Significant
		in Active	Other	Significant
		Markets for	Observable	Unobservable
		Identical Assets	Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
December 31, 2011
Assets
Cash and cash equivalents	$5,119	$5,119	$-	$-
Restricted cash	$281	$281	$-	$-
Vessels under construction	$7,055	$-	$7,055	$-
Assets held for sale	$21,370	$-	$21,370	$-
Vessels	$210,850	$-	$210,850	$-
Liabilities
Current portion of long-term debt	$207,281	$-	$207,281	$-
Senior convertible notes, net	$94,289	$-	$94,289	$-
Interest rate swaps	$8,808	$-	$8,808	$-
Capital lease obligations	$69,812	$-	$69,812	$-
December 31, 2012
Assets
Cash and cash equivalents	$1,043	$1,043	$-	$-
Restricted cash	$1,342	$1,342	$-	$-
Vessels	$4,775	$-	$4,775	$-
Liabilities
Current portion of long-term debt	$17,400	$-	$17,400	$-
Senior convertible notes, net	$62,552	$-	$62,552	$-
Interest rate swaps	$767	$-	$767	$-

COMMITMENTS AND CONTINGENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENT LIABILITIES
Contractual Obligation, Fiscal Year Maturity Schedule

The commitments as of December 31, 2012 were:

BTU	Year	Amount
12,300	1	$47,028
12,300	2	64,350
12,300	3	64,350
12,300	4	64,350
12,300	5	64,350
		304,428
10,800	1	40,154
10,800	2	54,945
10,800	3	54,945
10,800	4	54,945
10,800	5	54,945
		259,934
		$564,362

Terra Stabile A.E. [Member]
COMMITMENTS AND CONTINGENT LIABILITIES
Future Minimum Rental Payments for Operating Leases
The committed rent payments to Terra Stabile as of December 31, 2012 were:

December 31, 2013	$434
December 31, 2014	440
December 31, 2015	447
December 31, 2016	454
December 31, 2017	460
Thereafter	1,910
$4,145

DISCONTINUED OPERATIONS (Tables)	12 Months Ended
Dec. 31, 2012
DISCONTINUED OPERATIONS
Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures
The following table represents the revenues and net loss from discontinued operations:

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2012	2011	2010
Operating Revenues	$14,187	$95,773	$86,503
Net loss	$(1,800)	$(166,679)	$(13,803)

SUBSEQUENT EVENTS (Tables) (Terra Stabile A.E. and Terra Norma [Member])	12 Months Ended
Dec. 31, 2012
Terra Stabile A.E. and Terra Norma [Member]
SUBSEQUENT EVENTS
Future Minimum Rental Payments for Operating Leases
Following the above mentioned agreements and amendments the committed rent payments to Terra Stabile A.E. and Terra Norma are:

December 31, 2013	$294
December 31, 2014	275
December 31, 2015	438
December 31, 2016	445
December 31, 2017	451
Thereafter	1,873
$3,776

DESCRIPTION OF BUSINESS (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended									1 Months Ended	12 Months Ended	1 Months Ended		0 Months Ended	1 Months Ended		12 Months Ended				12 Months Ended
	Nov. 30, 2009	Dec. 31, 2005	Dec. 31, 2012	Dec. 31, 2011	Dec. 28, 2012 RJLT Investments LLC [Member]	Dec. 28, 2012 Williams Industries LLC [Member]	Dec. 28, 2012 Kentucky Fuel Corporation [Member]	Dec. 31, 2012 Tennessee Property Ownership [Member]	Dec. 28, 2012 Kentucky Property and Mineral Rights [Member]	Dec. 18, 2012 Kentucky Property and Mineral Rights [Member]	Apr. 30, 2012 NewLead Holdings (US) Corp. [Member]	Dec. 31, 2012 NewLead Holdings (US) Corp. [Member]	Apr. 30, 2012 NewLead Mojave Holdings LLC. [Member]	Feb. 23, 2012 NewLead Mojave Holdings LLC. [Member]	Jul. 02, 2012 Senior Convertible Notes [Member]	May 22, 2012 Senior Convertible Notes [Member]	Nov. 30, 2009 Senior Convertible Notes [Member]	Dec. 31, 2009 Senior Convertible Notes [Member]	Dec. 31, 2012 Senior Convertible Notes [Member]	Dec. 31, 2012 Syndicate Facility Agreement [Member]	Dec. 31, 2012 Investment Bank of Greece [Member]	Dec. 31, 2012 Focus Maritime Corp. [Member]
Description Of Business [Line Items]
Entity Incorporation, Date of Incorporation		Jan 12, 2005
Class of Warrant or Right, Outstanding																					416,667
Class of Warrant or Right, Exercise Price of Warrants or Rights																					24
Convertible Notes Payable																		$ 145,000
Convertible Notes Payable Due Date																		2015
Debt Indenture Date																		Oct 13, 2009
Debt Conversion, Converted Instrument, Amount	20,000														124,900		20,000
Debt Conversion, Converted Instrument, Shares Issued	2,220,000															264,900,000	2,200,000
Long-term Debt, Gross																			100
Percentage Of Outstanding Shares Owned																						67.00%
Common Stock Voting Rights Percentage											100.00%	52.00%		50.00%
Other Long-term Debt, Current											3,000
Percentage Of Owned Subsidiary											100.00%		52.00%
Debt Instrument, Interest Rate, Stated Percentage			4.50%															7.00%
Line Of Credit Facility, Amount Outstanding																				129
Leasehold Interests Owned								55,000
Leasehold Interests Payable Current								30,000
Leasehold Interests Payable Noncurrent								25,000
Notes Payable, Current			$ 11,000	$ 0	$ 1,500	$ 2,000	$ 7,500		$ 11,000	$ 11,000

SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS (Details)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Land Marine S.A. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[1]	Dissolved	[1]
Statement of operations	—		—		1/1/2010 — 9/15/2010
Rider Marine S.A. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[2]	Dissolved	[2]
Statement of operations	—		—		1/1/2010 — 4/22/2010
Ostria Waves Ltd. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[3]	Dissolved	[3]
Statement of operations	—		—		1/1/2010 — 9/7/2010
Altius Marine S.A. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[4]	Vessel owning company	[4]	Vessel owning company	[4]
Statement of operations	—		1/1/2011 — 12/22/2011		1/1/2010 — 12/31/2010
Fortius Marine S.A. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[4]	Vessel owning company	[4]	Vessel owning company	[4]
Statement of operations	—		1/1/2011 — 12/22/2011		1/1/2010 — 12/31/2010
Ermina Marine Ltd. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[5]	Vessel owning company	[5]	Vessel owning company	[5]
Statement of operations	—		—		1/1/2010 — 9/7/2010
Chinook Waves Corporation [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[6]	Vessel owning company	[6]	Vessel owning company	[6]
Statement of operations	—		—		1/1/2010 — 4/15/2010
Compass Overseas Ltd. [Member]
Entity Incorporation, State Country Name	Bermuda		Bermuda		Bermuda
Nature / Vessel Name	Vessel owning company	[7]	Vessel owning company	[7]	Vessel owning company	[7]
Statement of operations	1/1/2012 — 1/31/2012		1/1/2011 — 12/31/2011		1/1/2010 — 12/31/2010
Compassion Overseas Ltd. [Member]
Entity Incorporation, State Country Name	Bermuda		Bermuda		Bermuda
Nature / Vessel Name	Vessel owning company	[7]	Vessel owning company	[7]	Vessel owning company	[7]
Statement of operations	1/1/2012 — 1/31/2012		1/1/2011 — 12/31/2011		1/1/2010 — 12/31/2010
Australia Holdings Ltd. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[8]	Vessel owning company	[8]	Vessel owning company	[8]
Statement of operations	1/1/2012 — 1/31/2012		1/1/2011 — 12/31/2011		1/1/2010 — 12/31/2010
Brazil Holdings Ltd. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[9]	Vessel owning company	[9]	Vessel owning company	[9]
Statement of operations	1/1/2012 — 3/19/2012		1/1/2011 — 12/31/2011		1/1/2010 — 12/31/2010
China Holdings Ltd. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[10]	Vessel owning company	[10]	Vessel owning company	[10]
Statement of operations	1/1/2012 — 2/11/2012		1/1/2011 — 12/31/2011		1/1/2010 — 12/31/2010
Curby Navigation Ltd. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Foreclosed	[11]
Statement of operations	1/1/2012 — 3/14/2012		6/13/2011 — 12/31/2011		—
NewLead Victoria Ltd. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	M/V Newlead Victoria		M/V Newlead Victoria		M/V Newlead Victoria
Statement of operations	1/1/2012 — 12/31/2012		1/1/2011 — 12/31/2011		4/1/2010 — 12/31/2010
Grand Venetico Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[12]	Vessel owning company	[12]	Vessel owning company	[12]
Statement of operations	1/1/2012 — 5/8/2012		1/1/2011 — 12/31/2011		4/1/2010 — 12/31/2010
Grand Oceanos Inc. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[13]	Vessel owning company	[13]	Vessel owning company	[13]
Statement of operations	1/1/2012 — 1/11/2012		1/1/2011 — 12/31/2011		4/1/2010 — 12/31/2010
Grand Rodosi Inc. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[14]	Vessel owning company	[14]	Vessel owning company	[14]
Statement of operations	1/1/2012 — 2/7/2012		1/1/2011 — 12/31/2011		4/1/2010 — 12/31/2010
Challenger Enterprises Ltd. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[15]	Vessel owning company	[15]	Vessel owning company	[15]
Statement of operations	1/1/2012 — 7/19/2012		1/1/2011 — 12/31/2011		4/1/2010 — 12/31/2010
Crusader Enterprises Ltd. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[15]	Vessel owning company	[15]	Vessel owning company	[15]
Statement of operations	1/1/2012 — 7/27/2012		1/1/2011 — 12/31/2011		4/1/2010 — 12/31/2010
NewLead Shipping S.A. [Member]
Entity Incorporation, State Country Name	Panama		Panama		Panama
Nature / Vessel Name	Management company		Management company		Management company
Statement of operations	—		—		—
NewLead Bulkers S.A. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Management company		Management company		Management company
Statement of operations	—		—		—
Santa Ana Waves Corporation [Member]
Nature / Vessel Name	Dissolved	[16]	Dissolved	[16]	Dissolved	[16]
Statement of operations	—		—		—
Makassar Marine Ltd. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[17]	Dissolved	[17]
Statement of operations	—		—		1/1/2010 — 1/7/2010
Seine Marine Ltd. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[18]	Dissolved	[18]
Statement of operations	—		—		1/1/2010 — 1/20/2010
Vintage Marine S.A. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[19]	Dissolved	[19]
Statement of operations	—		—		—
Jubilee Shipholding S.A. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[19]	Dissolved	[19]
Statement of operations	—		—		—
Olympic Galaxy Shipping Ltd. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[20]	Dissolved	[20]
Statement of operations	—		—		—
Dynamic Maritime Co. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[20]	Dissolved	[20]
Statement of operations	—		—		—
AMT Management Ltd. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Management company		Management company		Management company
Statement of operations	—		—		—
NewLead Holdings (US) Corp. (ex NewLead Holdings (ex Aries Maritime) (US) LLC) [Member]
Entity Incorporation, State Country Name	United States of America		United States of America		United States of America
Nature / Vessel Name	Operating company	[21]	Operating company	[21]	Operating company	[21]
Statement of operations	—		—		—
Abroad Consulting Ltd. [Member]
Nature / Vessel Name	Dissolved	[22]	Dissolved	[22]	Dissolved	[22]
Statement of operations	—		—		—
Leading Marine Consultants Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Operating company		Operating company		Operating company
Statement of operations	—		—		—
Ayasha Trading Corporation [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Foreclosed	[23]
Statement of operations	1/1/2012 — 2/24/2012		1/1/2011 — 12/31/2011		12/3/2010 — 12/31/2010
Bethune Properties S.A. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Foreclosed	[24]
Statement of operations	1/1/2012 — 2/24/2012		11/10/2011 — 12/31/2011		—
Grand Esmeralda Inc. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Vessel owning company	[25]	Vessel owning company	[25]	Vessel owning company	[25]
Statement of operations	1/1/2012 — 2/16/2012		1/1/2011 — 12/31/2011		7/9/2010 — 12/31/2010
Grand Markela Inc. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	M/V Newlead Markela		M/V Newlead Markela		M/V Newlead Markela
Statement of operations	1/1/2012 — 12/31/2012		1/1/2011 — 12/31/2011		7/2/2010 — 12/31/2010
Grand Spartounta Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[26]	Vessel owning company	[26]	Vessel owning company	[26]
Statement of operations	—		1/1/2011 — 9/13/2011		7/2/2010 — 12/31/2010
NewLead Progress Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Dormant company		Dormant company		Dormant company
Statement of operations	—		—		—
NewLead Prosperity Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[26]	Vessel owning company	[26]	Vessel owning company	[26]
Statement of operations	—		1/1/2011 — 9/20/2011		10/1/2010 — 12/31/2010
Grand Affection S.A. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Vessel owning company	[27]	Vessel owning company	[27]	Vessel owning company	[27]
Statement of operations	1/1/2012 — 3/26/2012		7/28/2011 — 12/31/2011		—
Grand Affinity S.A. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Hull owning company	[28]	Hull owning company	[28]	Hull owning company	[28]
Statement of operations	—		—		—
NewLead Stride Inc. [Member]
Entity Incorporation, State Country Name					Marshall Islands
Nature / Vessel Name	Dissolved	[20]	Dissolved	[20]
Statement of operations	—		—		—
Grand Victoria Pte Ltd. [Member]
Entity Incorporation, State Country Name	Singapore		Singapore		Singapore
Nature / Vessel Name	Dormant company		Dormant company		Dormant company
Statement of operations	—		—		—
NewLead Bulker Holdings Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Sub-holding company		Sub-holding company		Sub-holding company
Statement of operations	—		—		—
NewLead Tanker Holdings Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Sub-holding company		Sub-holding company		Sub-holding company
Statement of operations	—		—		—
Mote Shipping Ltd. [Member]
Entity Incorporation, State Country Name					Malta
Nature / Vessel Name	Dissolved	[20]	Dissolved	[20]
Statement of operations	—		—		—
Statesman Shipping Ltd. [Member]
Entity Incorporation, State Country Name					Malta
Nature / Vessel Name	Dissolved	[29]	Dissolved	[29]
Statement of operations	—		—		—
Trans Continent Navigation Ltd. [Member]
Entity Incorporation, State Country Name	Malta		Malta		Malta
Nature / Vessel Name	Dormant company		Dormant company		Dormant company
Statement of operations	—		—		—
Trans State Navigation Ltd. [Member]
Entity Incorporation, State Country Name	Malta		Malta		Malta
Nature / Vessel Name	Dormant company		Dormant company		Dormant company
Statement of operations	—		—		—
Bora Limited [Member]
Entity Incorporation, State Country Name	British Virgin Islands		British Virgin Islands		British Virgin Islands
Nature / Vessel Name	Vessel owning company		Vessel owning company		Vessel owning company
Statement of operations	—		—		—
NewLead Trading Inc. [Member]
Entity Incorporation, State Country Name	Liberia		Liberia		Liberia
Nature / Vessel Name	Trading company	[30]	Trading company	[30]	Trading company	[30]
Statement of operations	—		—		—
NewLead JMEG LLC [Member]
Entity Incorporation, State Country Name	United States of America		United States of America		United States of America
Nature / Vessel Name	Trading company	[31]	Trading company	[31]	Trading company	[31]
Statement of operations	—		—		—
NewLeadjmeg Inc. [Member]
Entity Incorporation, State Country Name	Marshall Islands		Marshall Islands		Marshall Islands
Nature / Vessel Name	Dormant company	[32]	Dormant company	[32]	Dormant company	[32]
Statement of operations	—		—		—
NewLead Mojave Holdings LLC. [Member]
Entity Incorporation, State Country Name	United States of America		United States of America		United States of America
Nature / Vessel Name	Operating company	[33]	Operating company	[33]	Operating company	[33]
Statement of operations	—		—		—
Ocean Hope Shipping Ltd. [Member]
Entity Incorporation, State Country Name	Malta		Malta		Malta
Nature / Vessel Name	Dormant company		Dormant company		Dormant company
Statement of operations	—		—		—

[1]	M/T High Land was sold and delivered to its new owners on September 15, 2010. The shipowning company was dissolved on September 21, 2011.
[2]	M/T High Rider was sold and delivered to its new owners on April 22, 2010. The shipowning company was dissolved on September 21, 2011.
[3]	M/T Ostria was sold and delivered to its new owners on September 7, 2010. The shipowning company was dissolved on September 21, 2011.
[4]	M/T Newlead Avra and M/T Newlead Fortune were sold and delivered to their new owners on December 22, 2011.
[5]	M/T Nordanvind was sold and delivered to its new owners on September 7, 2010.
[6]	M/T Chinook was sold and delivered to its new owners on April 15, 2010.
[7]	M/T Newlead Compass and M/T Newlead Compassion were sold and delivered to their new owners on January 31, 2012.
[8]	M/V Australia was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on January 31, 2012.
[9]	M/V Brazil was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on March 19, 2012.
[10]	M/V China was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on February 11, 2012.
[11]	On March 14, 2012, the lessor foreclosed on M/V Newlead Endurance. Refer to Note 17 for more details. Newlead Bulkers had the commercial, technical and operational management of the vessel until March 31, 2012.
[12]	M/V Newlead Venetico was sold and delivered to its new owners on May 8, 2012.
[13]	M/V Grand Ocean was sold and delivered to its new owners on January 11, 2012.
[14]	M/V Grand Rodosi was delivered to its owner (an affiliate of Lemissoler Maritime Company W.L.L.) on February 7, 2012.
[15]	M/T Hiona and M/T Hiotissa were sold and delivered to their new owners on July 19, 2012 and July 27, 2012, respectively. After these dates, Newlead Shipping continued to have part of the commercial, technical and operational management of these vessels. On February 25, 2013, the Company received notices of redelivery and termination, which were effected during June 2013, pursuant to the terms of the management agreements governing such services.
[16]	The company was dissolved on November 9, 2010.
[17]	M/V Saronikos Bridge was sold and delivered to its new owners on January 7, 2010. The shipowning company was dissolved on July 28, 2011.
[18]	M/V MSC Seine was sold and delivered to its new owners on January 20, 2010. The shipowning company was dissolved on July 28, 2011.
[19]	These shipowning companies were dissolved on September 21, 2011.
[20]	Olympic Galaxy Shipping Ltd. and Dynamic Maritime Co. were dissolved on July 28, 2011. Newlead Stride Inc. was dissolved on November 22, 2011. Mote Shipping Ltd. was dissolved on August 5, 2011.
[21]	The Company controls 52% of NewLead Holdings (US) Corp. through NewLead Mojave Holdings LLC.
[22]	The company was dissolved on June 15, 2010.
[23]	On February 24, 2012, the lender foreclosed on the shares of Ayasha Trading Corporation (owner of M/V Newlead Tomi). Newlead Bulkers had the commercial, technical and operational management of the vessel until April 18, 2012. Refer to Note 15 for more details.
[24]	On February 24, 2012, the lender foreclosed on the shares of Bethune Properties S.A. (owner of M/V Newlead Gujarat). Newlead Bulkers had the commercial, technical and operational management of the vessel until May 21, 2012. Refer to Note 15 for more details.
[25]	M/V Newlead Esmeralda was sold and delivered to its new owners on February 16, 2012.
[26]	M/V Newlead Spartounta and M/V Newlead Prosperity were sold and delivered to their new owners on September 13, 2011 and September 20, 2011, respectively. Refer to Note 11 for more details.
[27]	On July 28, 2011, Hull 4023, named Navios Serenity, was delivered from a Korean shipyard. On March 26, 2012, M/V Navios Serenity was sold and delivered to its new owners.
[28]	On May 22, 2012, the Shipbuilding Contract for Hull 4029 with SPP Shipbuilding Co. Ltd.was terminated. Refer to Note 10 for more details.
[29]	The company was dissolved on August 5, 2011.
[30]	Newlead Trading Inc. was established on July 1, 2011 as a joint venture between the Company and a third party. The Company owns 50% of the shares of Newlead Trading Inc. No operations have taken place by this entity.
[31]	New Lead JMEG LLC was established on April 11, 2012 as a joint venture between the Company and J Mining & Energy Group. The Company has joint control with J Mining & Energy Group of New Lead JMEG LLC.
[32]	Newleadjmeg Inc. was established on February 23, 2012. The Company owns 50% of the shares of Newleadjmeg Inc. No transactions have taken place by this entity.
[33]	NewLead Mojave Holdings LLC was established on April 30, 2012. The Company controls 52% of NewLead Mojave Holdings LLC and is entitled to and is liable for the total net assets of NewLead Mojave Holdings LLC according to this percentage of control.

SUBSIDIARIES INCLUDED IN THE CONSOLIDATED FINANCIAL STATEMENTS (Details Textual)	1 Months Ended				12 Months Ended	1 Months Ended
	Jul. 31, 2011 NewLead Trading Inc. [Member]	Apr. 30, 2012 NewLead Mojave Holdings LLC. [Member]	Feb. 23, 2012 NewLead Mojave Holdings LLC. [Member]	Apr. 30, 2012 NewLead Holdings (US) Corp. [Member]	Dec. 31, 2012 NewLead Holdings (US) Corp. [Member]	Feb. 23, 2012 NewLeadjmeg Inc. [Member]
Common Stock Voting Rights Percentage	50.00%		50.00%	100.00%	52.00%
Percentage Of Owned Subsidiary		52.00%		100.00%		50.00%

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details)	12 Months Ended
Dec. 31, 2012
Furniture Fixtures And Equipment [Member]
Statutory Accounting Practices [Line Items]
Property, Plant and Equipment, Estimated Useful Lives	3 years
Computer Equipment and Software [Member]
Statutory Accounting Practices [Line Items]
Property, Plant and Equipment, Estimated Useful Lives	3 years

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Statutory Accounting Practices [Line Items]
Impairment charge	$ 5,911	$ 103,775	$ 15,662
Impairment of Long-Lived Assets to be Disposed of	0	150,161	0
Vessels Undiscounted Projected Net Operating Cash Flows Excess Carrying Value	60.00%
Allowance for doubtful accounts receivable	2,382	1,624
Markela Vessel [Member]
Statutory Accounting Practices [Line Items]
Impairment charge	1,143
Fifteen Vessels [Member]
Statutory Accounting Practices [Line Items]
Impairment of Long-Lived Assets to be Disposed of		101,415
Handysize Hull 4029 Vessels [Member]
Statutory Accounting Practices [Line Items]
Impairment charge		43,214
Asset Impairment Charges		5,530
Technical and Operational Management Vessels [Member]
Statutory Accounting Practices [Line Items]
Operating Revenues	474	0	0
Two Vessel [Member]
Statutory Accounting Practices [Line Items]
Impairment charge		$ 2,360
Vessels [Member]
Statutory Accounting Practices [Line Items]
Property, Plant and Equipment, Estimated Useful Lives	25 years

ACQUISITIONS (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended					12 Months Ended	0 Months Ended	12 Months Ended		1 Months Ended
	Dec. 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 18, 2012 Warrant [Member]	Apr. 01, 2010 NewLead Shipping S.A. [Member]	Dec. 31, 2012 NewLead [Member]	Apr. 01, 2010 Grandunion Inc. [Member]	Dec. 31, 2010 Grandunion Inc. [Member]	Dec. 18, 2012 Tennessee Property Ownership [Member]	Dec. 18, 2012 Cypress Camon Investment Management, LLC [Member]	Dec. 18, 2012 Cypress Camon Investment Management, LLC [Member] March 28 2013 [Member]	Dec. 18, 2012 J Mining Energy Group [Member] January 1, 2013 [Member]	Dec. 28, 2012 RJLT Investments LLC [Member]	Dec. 28, 2012 Williams Industries LLC [Member]	Dec. 28, 2012 Kentucky Fuel Corporation [Member]	Dec. 28, 2012 Kentucky Property and Mineral Rights [Member]	Dec. 18, 2012 Kentucky Property and Mineral Rights [Member]
Business Acquisition, Percentage of Voting Interests Acquired					100.00%
Business Acquisition, Cost of Acquired Entity, Liabilities Incurred							$ 161,000
Business Combination, Consideration Transferred							5,310
Business Acquisition, Cost of Acquired Entity, Cash Paid							100
Business Acquisition Equity Interests Issued Net Of Cancel Number Of Shares Issued							700,214
Business Acquisition, Equity Interest Issued or Issuable, Number of Shares							737,037
Business Acquisition Equity Interests Number Of Shares Cancel During Period							36,823
Business Acquisition, Share Price				$ 0.4			$ 7.44
Business Acquisition, Purchase Price Allocation, Goodwill Amount							14,280
Business Acquisition, Cost of Acquired Entity, Transaction Costs							1,300
Business Acquisition, Pro Forma Revenue								112,400
Business Acquisition, Pro Forma Net Income (Loss)								107,200
Business Acquisitions Pro Forma Net Income Loss From Discontinued Operations								13,803
Business Combination, Pro Forma Information, Revenue of Acquiree since Acquisition Date, Actual								31,200
Business Combination, Pro Forma Information, Earnings or Loss of Acquiree since Acquisition Date, Actual								2,100
Notes Payable, Current		11,000	0										1,500	2,000	7,500	11,000	11,000
Shares issued for business acquisition	5,210					6,400				3,000
Shares issued for business acquisition (in shares)								700,000			7,500,000
Stock Issued During Period Shares For Remuneration												42,500,000
Leasehold Interests Owned									55,000
Leasehold Interests Payable Current									30,000
Leasehold Interests Payable Noncurrent									$ 25,000

JOINT VENTURES (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Payments to Acquire Interest in Joint Venture	$ 2,500
Payment Of Fee For Acquisition Of Interest In Joint Venture	300
Common stock, shares issued	397,118,378	7,837,649
General and administrative expenses	8,249	16,521	15,311
Interest and Finance Cost	86,549	22,672	18,550
Total current assets	12,225	33,723
Total current liabilities	177,426	583,604
NewLead JMEG LLC [Member]
General and administrative expenses	4,939
Loss from investments in Joint Ventures	2,469
Interest and Finance Cost	369
Marketing and Administrative Services Monthly Fee	160
Third Party Aggregate Amount Relating To Start Up Fees	3,280
Related Party Transaction, Amounts of Transaction	1,980
Total current assets	2,380
Total current liabilities	4,819
Marketing and Administrative Services	1,387
NewLead Holdings (US) Corp [Member]
Joint Venture Ownership Percentage	100.00%
Line of credit facility, Amount outstanding	3,000
NewLead Mojave Holdings LLC. [Member]
Loss from investments in Joint Ventures	2,838
Joint Venture Ownership Percentage	52.00%
Joint Venture Investment Percentage	50.00%
Coal Sales Agreements [Member]
Payments to Acquire Interest in Joint Venture	$ 1,000
Joint Venture Agreement [Member]
Common stock, shares issued	731,140

GOODWILL (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Goodwill				$ 86,036
Operating Expenses Forecasted By Inflation Rate Percentage	2.00%
Goodwill, Impaired, Accumulated Impairment Loss		$ 81,590	$ 18,726
Minimum [Member]
Weighted Average Cost Of Capital Percentage	9.00%
Maximum [Member]
Weighted Average Cost Of Capital Percentage	12.00%

RESTRICTED CASH (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Restricted Cash [Line Items]
Minimum Liquidity	$ 0	$ 250
Retention accounts	1,311	0
Short term restricted cash accounts	1,311	250
Letters of guarantee	31	31
Long term restricted cash accounts	31	31
Total	$ 1,342	$ 281

RESTRICTED CASH (Details Textual) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Piraeus Bank [Member] April 10, 2013 [Member]
Restricted Cash [Line Items]
Retention accounts	$ 1,311	$ 0
Payments For Trade Debt Of Vessels			282
Payments For Outstanding Loan Liabilities			$ 1,029

BACKLOG ASSET / DEFERRED CHARTER REVENUE (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Backlog Asset and Deferred Charter Revenue [Line Items]
Backlog Asset, Beginning Balance	$ 2,746	$ 54,657	$ 5,528
Backlog Asset, Business combination (Note 5)			9,833
Backlog Asset, Additions			53,186
Amortization of Backlog Asset	(1,603)	(8,697)	(13,890)
Backlog Asset, Impairment loss	(1,143)	(43,214)
Backlog Asset, Ending Balance	0	2,746	54,657
Backlog Asset, Current	0	2,404
Backlog Asset, Non-current	0	342
Deferred Charter Revenue, Beginning Balance	0	567	0
Deferred Charter Revenue, Business combination (Note 5)			3,051
Deferred Charter Revenue, Additions			710
Deferred Charter Revenue, Amortization	0	(568)	(3,194)
Deferred Charter Revenue, Impairment Loss	0	0
Deferred Charter Revenue, Ending Balance	0	0	567
Deferred Charter Revenue, Current		0
Deferred Charter Revenue, Non-current		$ 0

BACKLOG ASSET / DEFERRED CHARTER REVENUE (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Backlog Asset and Deferred Charter Revenue [Line Items]
Backlog Asset, Business combination (Note 5)			$ 9,833
Backlog Asset, Impairment loss	1,143	43,214
Kamsarmax Vessels [Member]
Backlog Asset and Deferred Charter Revenue [Line Items]
Backlog Asset, Business combination (Note 5)			27,677
Five Dry Bulk Vessels [Member]
Backlog Asset and Deferred Charter Revenue [Line Items]
Backlog Asset, Business combination (Note 5)			$ 25,509

VESSELS UNDER CONSTRUCTION (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Balance Beginning	$ 7,055	$ 32,253
Advance payments in cash		82,950
Progress payment payable for vessels under construction		7,400
Capitalized expenses	185	7,887
Impairment loss		(5,530)
Transfer to vessels' cost		(117,905)
Disposals - Discontinued operations	(7,240)
Balance Ending	0	7,055
Kamsarmax Vessels [Member]
Balance Beginning	0	6,229
Advance payments in cash		35,000
Progress payment payable for vessels under construction		0
Capitalized expenses	0	3,609
Impairment loss		0
Transfer to vessels' cost		(44,838)
Disposals - Discontinued operations	0
Balance Ending	0	0
Post Panamax Vessel [Member]
Balance Beginning	0	7,798
Advance payments in cash		28,600
Progress payment payable for vessels under construction		0
Capitalized expenses	0	2,310
Impairment loss		0
Transfer to vessels' cost		(38,708)
Disposals - Discontinued operations	0
Balance Ending	0	0
Handysize Vessels [Member]
Balance Beginning	7,055	18,226
Advance payments in cash		19,350
Progress payment payable for vessels under construction		7,400
Capitalized expenses	185	1,968
Impairment loss		(5,530)
Transfer to vessels' cost		(34,359)
Disposals - Discontinued operations	(7,240)
Balance Ending	$ 0	$ 7,055

VESSELS UNDER CONSTRUCTION (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended			1 Months Ended		1 Months Ended					1 Months Ended		12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2011 Panamax Vessel [Member]	Dec. 31, 2012 Panamax Vessel [Member] Dead_Weight_Tonnages	Jun. 30, 2011 NewLead Endurance Vessel [Member]	Nov. 30, 2011 NewLead Gujarat Vessel [Member]	Jul. 31, 2010 Dry Bulk Vessels [Member]	Jul. 31, 2010 Navios Serenity Vessel [Member]	Jul. 31, 2011 Navios Serenity Vessel [Member] Dead_Weight_Tonnages	May 22, 2012 Handysize Hull 4029 Vessels [Member]	Feb. 20, 2012 Handysize Hull 4029 Vessels [Member]	Dec. 31, 2011 Handysize Hull 4029 Vessels [Member]
Vessels and Other Fixed Assets, Net [Line Items]
Investment Contract Weight					92,000					35,000
Amount Transferred From Vessel Under Construction To Vessels						$ 38,708	$ 44,838		$ 34,359
Vessel Under Construction Fair Value at Acquisition Date								9,588
Deposits Fair Value													7,055
Commitments For Vessels Under Construction													19,350
Default Of Payment Of Installment												7,400
Asset Impairment Charges													5,530
Purchase Option Liability Written Off								3,973			1,779
Percentage Of Purchase Option on Two Hulls								50.00%
Gain Loss In Termination Of Purchase Obligation											7,424
Write Off Of Vessel Under Construction											7,240
Release of debt related to vessels under construction	5,492	0	0								5,492
Shipyard Contract				$ 37,000

VESSELS AND OTHER FIXED ASSETS, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cost
Balance	$ 544,976	$ 645,967	$ 407,760
Business combination			143,808
Additions	985	7,703	86,335
Transfer from Vessels Under Construction		117,905	44,025
Transfer to assets held for sale		(120,638)
Disposals			(35,670)
Disposals - Discontinued operations	(485,776)	(105,753)
Transfers from Vessels to Leased Vessels			(291)
Loss on sale and leaseback		(208)
Balance	60,185	544,976	645,967
Accumulated Depreciation and Amortization
Balance	(275,457)	(190,551)	(154,645)
Depreciation and Amortization for the year	(5,989)	(38,261)	(30,169)
Impairment loss (Note 3)	(5,911)	(103,775)	(15,662)
Transfer to assets held for sale		34,556
Accumulated Depreciation of Leasedback Vessels			8,104
Disposals - Discontinued operations	264,675	22,574	1,821
Balance	(22,682)	(275,457)	(190,551)
Net Book Value	37,503	269,519	455,416	253,115
Vessels [Member]
Cost
Balance	433,483	548,817	400,660
Business combination			143,050
Additions	0	863	82,711
Transfer from Vessels Under Construction		79,197	44,025
Transfer to assets held for sale		(92,600)
Disposals			(34,338)
Disposals - Discontinued operations	(376,517)	(102,794)
Transfers from Vessels to Leased Vessels			(87,291)
Loss on sale and leaseback		0
Balance	56,966	433,483	548,817
Accumulated Depreciation and Amortization
Balance	(238,502)	(184,640)	(152,607)
Depreciation and Amortization for the year	(5,168)	(26,497)	(26,139)
Impairment loss (Note 3)	(5,075)	(68,185)	(15,662)
Transfer to assets held for sale		20,672
Accumulated Depreciation of Leasedback Vessels			8,104
Disposals - Discontinued operations	228,294	20,148	1,664
Balance	(20,451)	(238,502)	(184,640)
Net Book Value	36,515	194,981	364,177	248,053
Leased Vessels [Member]
Cost
Balance	101,500	87,000	0
Business combination			0
Additions	0	0	0
Transfer from Vessels Under Construction		38,708	0
Transfer to assets held for sale		(24,000)
Disposals			0
Disposals - Discontinued operations	(101,500)	0
Transfers from Vessels to Leased Vessels			87,000
Loss on sale and leaseback		(208)
Balance	0	101,500	87,000
Accumulated Depreciation and Amortization
Balance	(28,474)	(841)	0
Depreciation and Amortization for the year	(209)	(8,068)	(841)
Impairment loss (Note 3)	0	(30,497)	0
Transfer to assets held for sale		10,932
Accumulated Depreciation of Leasedback Vessels			0
Disposals - Discontinued operations	28,683	0	0
Balance	0	(28,474)	(841)
Net Book Value	0	73,026	86,159	0
Dry Docking and Special Survey [Member]
Cost
Balance	8,969	9,316	7,100
Business combination			0
Additions	985	6,650	3,548
Transfer from Vessels Under Construction		0	0
Transfer to assets held for sale		(4,038)
Disposals			(1,332)
Disposals - Discontinued operations	(7,759)	(2,959)
Transfers from Vessels to Leased Vessels			0
Loss on sale and leaseback		0
Balance	2,195	8,969	9,316
Accumulated Depreciation and Amortization
Balance	(7,761)	(4,662)	(2,038)
Depreciation and Amortization for the year	(428)	(3,384)	(2,781)
Impairment loss (Note 3)	(836)	(5,093)	0
Transfer to assets held for sale		2,952
Accumulated Depreciation of Leasedback Vessels			0
Disposals - Discontinued operations	7,698	2,426	157
Balance	(1,327)	(7,761)	(4,662)
Net Book Value	868	1,208	4,654	5,062
Other Fixed Assets [Member]
Cost
Balance	1,024	834	0
Business combination			758
Additions	0	190	76
Transfer from Vessels Under Construction		0	0
Transfer to assets held for sale		0
Disposals			0
Disposals - Discontinued operations	0	0
Transfers from Vessels to Leased Vessels			0
Loss on sale and leaseback		0
Balance	1,024	1,024	834
Accumulated Depreciation and Amortization
Balance	(720)	(408)	0
Depreciation and Amortization for the year	(184)	(312)	(408)
Impairment loss (Note 3)	0	0	0
Transfer to assets held for sale		0
Accumulated Depreciation of Leasedback Vessels			0
Disposals - Discontinued operations	0	0	0
Balance	(904)	(720)	(408)
Net Book Value	$ 120	$ 304	$ 426	$ 0

VESSELS AND OTHER FIXED ASSETS, NET (Details Textual) (USD $) In Thousands, unless otherwise specified	1 Months Ended		12 Months Ended				0 Months Ended		1 Months Ended	12 Months Ended	0 Months Ended	1 Months Ended		12 Months Ended		0 Months Ended			1 Months Ended	0 Months Ended	1 Months Ended	12 Months Ended		0 Months Ended	1 Months Ended		12 Months Ended	0 Months Ended	1 Months Ended				0 Months Ended	1 Months Ended	12 Months Ended		1 Months Ended					0 Months Ended			1 Months Ended	0 Months Ended	1 Months Ended		1 Months Ended
	Feb. 24, 2012	Jan. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Mar. 14, 2012 Endurance Shipping LLC Lease Agreements [Member]	Oct. 21, 2011 Prime Mountain Shipping Ltd. Agreement [Member]	Jan. 31, 2012 Prime Mountain Shipping Ltd. Agreement [Member]	Dec. 31, 2011 Prime Mountain Shipping Ltd. Agreement [Member]	Feb. 16, 2012 NewLead Esmeralda Vessel [Member]	Jun. 30, 2011 NewLead Esmeralda Vessel [Member]	Jan. 31, 2012 NewLead Compass and NewLead Compassion Vessels [Member]	Dec. 31, 2012 NewLead Compass and NewLead Compassion Vessels [Member]	Dec. 31, 2011 NewLead Compass and NewLead Compassion Vessels [Member]	Sep. 20, 2011 NewLead Spartounta and NewLead Prosperity Vessels [Member]	Sep. 13, 2011 NewLead Spartounta and NewLead Prosperity Vessels [Member]	Aug. 12, 2011 NewLead Spartounta and NewLead Prosperity Vessels [Member]	Dec. 20, 2011 Two LR One Product Tanker Vessels [Member]	Jan. 07, 2010 Saronikos Bridge Vessel [Member]	Jan. 20, 2010 MSC Seine Vessel [Member]	Dec. 31, 2012 Two Vessel [Member]	Dec. 31, 2011 Two Vessel [Member]	Feb. 24, 2012 Kamsarmaxes [Member]	Apr. 15, 2010 Kamsarmaxes [Member]	Jul. 31, 2010 Dry Bulk Vessels [Member]	Dec. 31, 2011 Fifteen Vessels [Member]	Sep. 20, 2011 NewLead Prosperity Vessel [Member]	Oct. 31, 2010 NewLead Prosperity Vessel [Member]	Jun. 30, 2011 NewLead Endurance Vessel [Member]	Mar. 26, 2012 Navios Serenity Vessel [Member]	Jul. 31, 2011 Navios Serenity Vessel [Member]	Jan. 11, 2012 Grand Ocean Vessel [Member]	Jan. 31, 2012 Grand Ocean Vessel [Member]	Dec. 31, 2011 Grand Ocean Vessel [Member]	Dec. 29, 2011 Grand Ocean Vessel [Member]	Nov. 30, 2011 NewLead Gujarat Vessel [Member]	Apr. 22, 2010 High Rider Vessel [Member]	Sep. 30, 2010 Ostria and Nordanvind Vessels [Member]	Sep. 30, 2010 High Land Vessel [Member]	Jul. 19, 2012 Hiona and Hiotissa Vessels [Member]	May 08, 2012 NewLead Venetico Vessel [Member]	Dec. 22, 2011 NewLead Fortune and NewLead Avra Vessels [Member]	Jul. 27, 2012 Hiona Vessel [Member]	Jul. 19, 2012 Hiona Vessel [Member]	Jul. 27, 2012 Hiotissa Vessel [Member]	Jul. 19, 2012 Hiotissa Vessel [Member]	Dec. 31, 2011 Grand Ocean And Australia Vessels [Member]	Jan. 31, 2012 Four Vessel [Member]
Vessels and Other Fixed Assets, Net [Line Items]
Additions												$ 37,000													$ 112,700	$ 147,000			$ 24,500			$ 34,000					$ 34,000
Disposals - Discontinued operations													14,267	14,267				4,931	8,640	1,226	1,271			24,576
Property, Plant, and Equipment, Fair Value Disclosure																										58,110
Property Plant And Equipment Under Construction Fair Value Disclosure																										9,588
Property Plant and Equipment Backlog Assets Fair Value Disclosure																										25,509
Deferred Revenue Liability Fair Value Disclosure																										710
Discontinued operation sales, brokerage commission percentage																				1.00%	1.00%														1.00%
Bank Loans																										86,368
Purchase Option Liability Written Off																										3,973
Discontinued operation sales, address commission percentage									3.50%	3.50%										1.00%	1.00%														2.00%
Other Liabilities																										2,156
Amount Transferred From Vessels Under Construction To Vessels And Other Fixed Assets Net																														38,708		34,359					44,838
Proceeds from the sale of vessels			85,172	32,772	37,263																										26,000		8,150					6,700	16,300	4,500		9,450		28,500	28,500	28,500	28,500
Gain on sale of vessels																																						49	1,045	74	18,011
Loss resulting from release of respective discontinued operations liabilities to lender	24,576
Percentage Of Sales Commission																																									1.50%	4.25%
Proceeds from sale of discontinued operations vessels											11,400		79,197			33,548	33,548			5,348	5,399							33,548
Discontinued operation sales, related party brokerage commission percentage																				1.00%	1.00%
Impairment of long-lived assets to be disposed of			0	150,161	0																						101,415
Part settlement of capital lease obligations								13,220
Assets held for sale			0	86,082
Impairment charge			5,911	103,775	15,662																	5,911	2,360
Assets Held-for-sale, Long Lived, Fair Value Disclosure				21,370																																												21,370
Assets Held-for-sale, at Carrying Value																																				8,150
(Gain) / loss on sale from vessels		669	16,258	13,363	938		5,645
Sale of vessels applied to related debt			0	64,532									80,159																														64,532
Vessels cost			60,185	544,976	645,967	407,760									64,712			28,005																									55,171
Loss On Sale Of Vessel From Discontinued Operations							$ 5,645				$ 28																				$ 49			$ 457								$ 1,268							$ 669

DEFERRED CHARGES, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net Book Value at January	$ 5,742	$ 12,785	$ 6,831
Additions, Financing Costs	564	622	9,778
Amortization On Deferred Charges	(1,781)	(2,948)	(2,368)
Write-offs, Financing Costs	(3,952)	(4,647)	(1,360)
Transfer to Vessels Under Construction, Financing Costs		(70)	(96)
Net Book Value at December	573	5,742	12,785
Current, Financing Costs	573	5,742	12,785
Net Book Value at January	0	255	0
Additions, Other Costs	0	80	255
Amortization, Other Costs	0	0	0
Write Offs, Other Costs	0	(335)	0
Transfer to Vessels Under Construction, Other Costs		0	0
Net Book Value at December	0	0	255
Current, Other Costs	0	0	255
Net Book Value at January	5,742	13,040	6,831
Additions	564	702	10,033
Amortization	(1,781)	(2,948)	(2,368)
Write Offs	(3,952)	(4,982)	(1,360)
Transfer to Vessels Under Construction		(70)	(96)
Net Book Value at December	573	5,742	13,040
Current, Total Deferred Charges, Net	$ 573	$ 5,742	$ 13,040

DEFERRED CHARGES, NET (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended				1 Months Ended	12 Months Ended			1 Months Ended
	Jul. 31, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jul. 31, 2010 Five Dry Bulk Vessels [Member]	Dec. 31, 2012 Interest and Finance Expense [Member]	Dec. 31, 2012 Loss From Discontinued Operations [Member]	Dec. 31, 2011 Loss From Discontinued Operations [Member]	Jun. 30, 2011 NewLead Endurance [Member]
Deferred Finance Costs Additions		$ 564	$ 622	$ 9,778		$ 2,180				$ 479
Deferred charges related business combination				4,169
Deferred Charges Cash Paid Related Business Combination				3,213
Issuance of warrants for deferred charges		0	0	957
Warrants Related Business Combination				112,500
Warrants Strike Price Per Share Related Business Combination				$ 3
Warrants Contractual Term Related Business Combination				10 years	10 years
Deferred finance costs write offs		3,952	4,647	1,360			3,882	70	4,647
Deferred charges cash paid	$ 2,148

ACCOUNTS PAYABLE, TRADE (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accounts payable, trade	$ 13,434	$ 38,927
Suppliers [Member]
Accounts payable, trade	3,099	7,891
Shipyards [Member]
Accounts payable, trade	616	10,523
Insurers [Member]
Accounts payable, trade	383	2,885
Agents [Member]
Accounts payable, trade	766	1,342
Other Creditors [Member]
Accounts payable, trade	$ 8,570	$ 16,286

ACCRUED LIABILITIES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accrued interest	$ 2,269	$ 16,411
Accrued claims	3,454	5,889
Other accrued expenses	4,937	10,189
Accrued Liabilities, Current, Total	$ 10,660	$ 32,489

ACCRUED LIABILITIES (Details Textual) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accrued interest	$ 2,269	$ 16,411
Interest Due and Payable [Member]
Accrued interest	$ 1,995	$ 10,806

LONG-TERM DEBT (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Long-term	$ 0	$ 0
Current portion	78,739	339,722
Total	78,739	339,722
Syndicate Facility Agreement [Member]
Long-term	0	0
Current portion	0	80,159
Total	0	80,159
Piraeus Bank A.E. (as the successor of Cyprus Popular Bank Public Co. Ltd. (formerly, Marfin Egnatia Bank S.A.) (“Piraeus Bank (CPB loan)”) Credit Facility [Member]
Long-term	0	0
Current portion	32,525	39,261
Total	32,525	39,261
Portigon AG (ex West LB Bank) Credit Facility [Member]
Long-term	0	0
Current portion	25,250	25,250
Total	25,250	25,250
Piraeus Bank Credit Facilities [Member]
Long-term	0	0
Current portion	17,964	76,350
Total	17,964	76,350
Kamsarmax Syndicate Facilities Agreements [Member]
Long-term	0	0
Current portion	0	76,836
Total	0	76,836
Eurobank Credit Facility [Member]
Long-term	0	0
Current portion	0	11,035
Total	0	11,035
Handysize Syndicate Facility Agreement [Member]
Long-term	0	0
Current portion	0	30,831
Total	0	30,831
Mojave Finance Inc. [Member]
Long-term	0	0
Current portion	3,000	0
Total	$ 3,000	$ 0

LONG-TERM DEBT (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Interest expense	$ 8,125	$ 11,528	$ 10,124
Amortization of deferred charges	5,624	2,112	1,026
Amortization of the beneficial conversion feature	71,561	8,161	5,942
Other expenses	1,239	871	1,458
Total	$ 86,549	$ 22,672	$ 18,550

LONG-TERM DEBT (Details Textual) (USD $) In Thousands, unless otherwise specified	0 Months Ended	12 Months Ended			0 Months Ended	1 Months Ended						1 Months Ended		0 Months Ended	12 Months Ended			0 Months Ended		12 Months Ended			1 Months Ended	12 Months Ended		1 Months Ended			12 Months Ended		12 Months Ended	1 Months Ended			0 Months Ended	1 Months Ended		12 Months Ended					1 Months Ended				12 Months Ended		1 Months Ended					0 Months Ended			0 Months Ended				0 Months Ended				1 Months Ended
	Feb. 24, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Feb. 10, 2012 NewLead Esmeralda	May 22, 2012 Handysize Hull 4029 Vessels [Member]	Oct. 11, 2013 Nine Month Period [Member]	Jul. 10, 2012 Nine Month Period [Member]	Dec. 31, 2012 Senior Notes [Member]	Dec. 31, 2012 Syndicate Facility Agreement [Member]	Dec. 31, 2009 Syndicate Facility Agreement [Member]	Dec. 31, 2011 Syndicate Facility Agreement [Member] NewLead Avra and NewLead Fortune [Member]	Jan. 31, 2012 Syndicate Facility Agreement [Member] NewLead Compass and NewLead Compassion [Member]	Dec. 10, 2010 Cyprus Popular Bank Public Co. Ltd. [Member]	Dec. 31, 2012 Cyprus Popular Bank Public Co. Ltd. [Member]	Dec. 31, 2012 Cyprus Popular Bank Public Co. Ltd. [Member] Floating Portion [Member]	Dec. 31, 2012 Cyprus Popular Bank Public Co. Ltd. [Member] Fixed Portion [Member]	May 08, 2012 Cyprus Popular Bank Public Co. Ltd. [Member] NewLead Venetico [Member]	Dec. 31, 2012 Cyprus Popular Bank Public Co. Ltd. [Member] NewLead Venetico [Member]	Dec. 31, 2012 Portigon AG Credit Facility [Member]	Dec. 31, 2010 Portigon AG Credit Facility [Member]	Apr. 01, 2010 Portigon AG Credit Facility [Member]	Mar. 28, 2013 Portigon AG Credit Facility [Member] Subsequent Event [Member]	Dec. 31, 2012 Portigon AG Credit Facility [Member] March 28 2013 [Member]	Dec. 31, 2010 Portigon AG Credit Facility [Member] March 28 2013 [Member]	Mar. 28, 2013 Portigon AG Credit Facility [Member] 20 Quarterly Installments [Member] Before Amendment [Member]	Mar. 28, 2013 Portigon AG Credit Facility [Member] 15 Quarterly Installments [Member] Before Amendment [Member]	Jun. 21, 2012 Piraeus Bank Credit Facilities Grand Ocean [Member]	Dec. 31, 2012 Piraeus Bank Credit Facilities Grand Ocean [Member]	Apr. 01, 2010 Piraeus Bank Credit Facilities Grand Ocean [Member]	Dec. 31, 2010 Piraeus Bank Credit Facilities Grand Ocean [Member] November 2013 [Member]	Apr. 01, 2010 Piraeus Bank Credit Facilities Grand Ocean [Member] One Quarterly Installment [Member]	Apr. 01, 2010 Piraeus Bank Credit Facilities Grand Ocean [Member] Six Quarterly Installments [Member]	Apr. 01, 2010 Piraeus Bank Credit Facilities Grand Ocean [Member] Seven Quarterly Installments [Member]	Jan. 11, 2012 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member]	Jul. 31, 2012 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member]	Apr. 01, 2010 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member]	Dec. 31, 2012 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member]	Dec. 31, 2010 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member] April 2016 [Member]	Dec. 31, 2010 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member] One Quarterly Installment [Member]	Dec. 31, 2010 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member] Four Quarterly Installments [Member]	Dec. 31, 2010 Piraeus Bank Credit Facilities Hiona and Hiotissa [Member] 19 Quarterly Installments [Member]	Nov. 02, 2012 Piraeus Bank Credit Facilities [Member]	Jun. 20, 2012 Piraeus Bank Credit Facilities [Member]	Jun. 30, 2012 Piraeus Bank Credit Facilities [Member]	Dec. 31, 2012 Piraeus Bank Credit Facilities [Member] Agreement Subsequently Amended [Member]	Dec. 31, 2012 Kamsarmax Syndicate Facilities Agreements [Member]	Apr. 15, 2010 Kamsarmax Syndicate Facilities Agreements [Member]	Feb. 24, 2012 Kamsarmax Syndicate Facilities Agreements [Member] Ayasha Trading Corporation [Member]	Feb. 24, 2012 Kamsarmax Syndicate Facilities Agreements [Member] Bethune Properties S.A. [Member]	Apr. 15, 2010 Bank Of Scotland and BTMU Capital Corporation [Member]	Dec. 31, 2012 Eurobank Credit Facility [Member]	Jul. 09, 2010 Eurobank Credit Facility [Member]	May 22, 2012 Handysize Syndicate Facility Agreement [Member]	Mar. 21, 2012 Handysize Syndicate Facility Agreement [Member]	Jul. 09, 2010 Handysize Syndicate Facility Agreement [Member]	Feb. 20, 2012 Hull 4029 [Member]	Jul. 10, 2012 Mojave Finance Inc. Credit Facility [Member]	Apr. 10, 2012 Mojave Finance Inc. Credit Facility [Member]	Oct. 11, 2013 Mojave Finance Inc. Credit Facility [Member] Subsequent Event [Member]	Apr. 10, 2012 NewLead Mojave Holdings LLC. [Member]	Apr. 10, 2012 New Lead JMEG LLC [Member]	Dec. 31, 2012 Remaining Credit Facilities [Member]	Dec. 31, 2011 First Business Bank [Member]	Mar. 28, 2013 Portigon AG Credit Facility Amendment[Member] Subsequent Event [Member] Three Quarterly Installments [Member]	Mar. 28, 2013 Portigon AG Credit Facility Amendment[Member] Subsequent Event [Member] Followed By Fifteen Quarterly Installments [Member]	Mar. 28, 2013 Portigon AG Credit Facility Amendment[Member] Subsequent Event [Member] Followed By Five Quarterly Installments [Member]
Debt instrument, interest rate, effective percentage		4.31%	4.88%	6.08%					7.00%
Proceeds from lines of credit					$ 11,400													$ 9,450																	$ 8,150									$ 57,000											$ 26,000
Line of credit facility, periodic payment																																850	800	750						1,500	1,250	1,125																							300	475	375
Repayments of lines of credit																												490	6,510							51,100							271		51,100
Line of credit facility, Amount outstanding							3,000	3,000		129						15,405	17,120		32,525	25,250									10,750																	7,214	0					0								3,000				0
Line of credit facility, Maximum borrowing capacity											221,400			62,000								27,500								21,000							76,000																32,000			48,000			3,000
Line of credit facility, Interest rate during period														5.79%		3.80%	7.60%				3.46%								3.90%									3.90%																				4.70%
Line of credit facility, Interest rate description																LIBOR of 0.310%, plus a 3.5% margin	fixed swap rate of 4.1% plus a 3.5% margin				LIBOR of 0.207%, plus a 3.25% margin								LIBOR of 0.353%, plus a 3.5%								LIBOR of 0.353%, plus a 3.5%																					current LIBOR of 0.736%, plus a 4.00% margin
Line of credit facility, Covenant terms															The loan facility includes financial covenants, all as described in the loan facility including: (i) the Companys shareholders equity as a percentage of its total assets, adjusting the book value of its fleet to its market value, must be no less than: (a) 25% from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013; and (b) 30% from the financial quarter day ending September 30, 2013 onwards (as of December 31, 2012, the Company was in breach of this covenant); (ii) the maintenance, on a consolidated basis on each financial quarter, of working capital (as defined in the loan facility) of not less than zero dollars ($0) (as of December 31, 2012, the Company was in breach of this covenant); (iii) the maintenance of minimum liquidity equal to at least five percent of the outstanding loan (as of December 31, 2012, the Company was in breach of this covenant); and (iv) the maintenance of the ratio of EBITDA (as defined in the loan facility) to interest payable on a trailing four financial quarter basis to be no less than: (a) 2.00 to 1.00 from the financial quarter day ending September 30, 2012 until the financial quarter day ending June 30, 2013; and (b) 2.50 to 1.00 from the financial quarter day ending June 30, 2013 onwards (as of December 31, 2012, the Company was in breach of this covenant). The Company is also subject to a covenant that requires the maintenance of a security value of at least 130% of the facility and the maximum swap exposure as specified in the agreement (as of December 31, 2012, the Company was in breach of this covenant).					(i) a minimum market adjusted equity ratio of 25% for the period from September 30, 2012 until June 30, 2013, increasing to 30% thereafter (as of December 31, 2012, the Company was in breach of this covenant); (ii) a minimum liquidity equal to at least 5% of the total debt during the period the loan facility remains outstanding (as of December 31, 2012, the Company was in breach of this covenant); (iii) working capital (as defined in the loan facility) must not be less than zero dollars ($0) during the period the loan facility remains outstanding (as of December 31, 2012, the Company was in breach of this covenant) and (iv) a minimum interest coverage ratio of 2:1 for the period from September 30, 2012 until June 30, 2013, increasing to 2.5:1 thereafter (as of December 31, 2012, the Company was in breach of this covenant). As of December 31, 2012, the Company has defaulted on principal and interest payments.	The applicable margin is calculated as follows: (a) 3.25% per annum at any time when the vessel is not subject to an approved charter and the security cover ratio is less than 125%; (b) 3% per annum at any time when the vessel is subject to an approved charter and the security cover ratio is less than 125%; (c) 2.75% per annum at any time when the vessel is not subject to an approved charter and the security cover ratio is equal to or greater than 125%; and (d) 2.50% per annum at any time when the vessel is subject to an approved charter and the security cover ratio is equal to or greater than 125%.
Prepayment of balloon installment																					6,000
Line of credit facility, Covenant compliance																				(i) if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility. The value to loan ratio is set at 100% until December 31, 2012 and 125% thereafter. As of December 31, 2012, the Company was not in compliance with this ratio.			if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility.
Line of credit facility new claims filed																																																	62,684	13,938
Delay payment installment																																																									7,400
Percentage of units in pledge agreement																																																													52.00%	50.00%
Default in interest payments																																																															1,995
Default in principal payments																																																															3,582
Gain resulting from release of respective discontinued operations liabilities to lender	24,576																																														24,576
Release of debt related to vessels under construction		5,492	0	0		5,492																																																7,240
Proceeds From Sale of Vessels												64,532	80,159
Debt Instrument, Face Amount																																																66,667			13,333
Line of Credit Facility, Periodic Payment, Principal																										375	475
Line Of Credit Facility Balloon Payment Due																								15,350	12,875						10,100								37,225
Prepayment Of Loan Outstanding																		6,736
Interest Costs Capitalized		20	2,549	902
Debt Instrument, Interest Rate, Stated Percentage		4.50%
Released Liability																																																						$ 7,400

SENIOR CONVERTIBLE NOTES (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Senior Convertible Notes [Line Items]
Balance, Beginning	$ 53,391	$ 45,230	$ 39,283
Amortization of the beneficial conversion feature	71,561	8,161	5,942
Make whole fundamental change		0	5
Partial conversion of the convertible senior notes	(124,900)
Balance, Ending	$ 52	$ 53,391	$ 45,230

SENIOR CONVERTIBLE NOTES (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	1 Months Ended	12 Months Ended						0 Months Ended	1 Months Ended	0 Months Ended	12 Months Ended				12 Months Ended
	Nov. 30, 2009	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Estimate Of Fair Value, Fair Value Disclosure [Member]	Dec. 31, 2012 Convertible Notes Payable [Member]	Dec. 31, 2012 Investment Bank of Greece [Member]	Jul. 02, 2012 Senior Convertible 7% Notes [Member]	May 22, 2012 Senior Convertible 7% Notes [Member]	Oct. 13, 2009 Senior Convertible 7% Notes [Member]	Dec. 31, 2012 Senior Convertible 7% Notes [Member]	Dec. 31, 2011 Senior Convertible 7% Notes [Member]	Dec. 31, 2010 Senior Convertible 7% Notes [Member]	Dec. 31, 2012 Senior Convertible 7% Notes [Member] Investment Bank of Greece [Member]	Dec. 31, 2012 Senior Convertible 4.5% Notes [Member]
Senior Convertible Notes [Line Items]
Proceeds from senior convertible 7% notes, net										$ 145,000					$ 50,000
Debt Instrument, Interest Rate, Stated Percentage		4.50%			4.50%	4.50%				7.00%				7.00%	4.50%
Debt Instrument, Convertible, Conversion Price										$ 9
Debt Conversion, Converted Instrument, Amount	20,000							124,900		20,000
Debt Conversion, Converted Instrument, Shares Issued	2,220,000								264,900,000
Long-term Debt, Gross														100
Class of Warrant or Right, Outstanding							416,667
Class of Warrant or Right, Exercise Price of Warrants or Rights							24
Contra Liability							100,536
Debt Instrument, Convertible, Beneficial Conversion Feature											71,561	8,161	5,942
Convertible Debt, Current											100	125,000
Arithmetic Average Of Daily Volume Weighted Average Price															80.00%
Consecutive Trading Days On Interest Payment											30 days
Debt Instrument, Interest Rate During Period															6.50%
Debt Instrument Portion Of Principal Amount		1
Percentage Of Outstanding Principal Amount		100.00%
Loss on extinguishment of convertible notes		293,109	0	0
Aggregate Indebtedness					$ 62,500

CAPITAL LEASE OBLIGATIONS (Details Textual) (USD $) In Thousands, unless otherwise specified	12 Months Ended				1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Senior Convertible 4.5% Notes [Member]	Jun. 30, 2011 Northern Shipping Fund LLC. [Member]	Dec. 31, 2012 Northern Shipping Fund LLC. [Member]	Dec. 31, 2012 Lemissoler Maritime Company W.L.L. [Member]	Dec. 31, 2011 Lemissoler Maritime Company W.L.L. [Member]	Dec. 31, 2010 Lemissoler Maritime Company W.L.L. [Member]	Dec. 31, 2012 Lemissoler Maritime Company W.L.L. [Member] Senior Convertible 4.5% Notes [Member]
Proceeds from the sale and leaseback of vessels	$ 0	$ 26,600	$ 86,800		$ 26,600				$ 86,800
Capital Lease Call Option Price					26,500
Capital lease put option price					26,500
Capital Lease Financing Loss		(208)							2,728
Repurchase Of Vessels									40,000
Unamortized Portion Written Off Redelivery Vessels								9,083
Deferred Gain On Capital Lease									10,540
Depreciation and Amortization, Discontinued Operations								1,316	141
Common shares issued for outstanding balance of capital lease							109,351,314
Common shares issued for fees costs and expenses							487,805
Covering Fees Under Capital Leases							400
Aggregate Principal Amount										50,000
Loss on contract termination						5,645
Debt Instrument, Interest Rate, Stated Percentage	4.50%			4.50%			4.50%
Aggregate Loss Under Capital Leases							$ 50,574

SHARE BASED COMPENSATION (Details) (Restricted Stock [Member], USD $)	1 Months Ended					12 Months Ended
	Dec. 31, 2011	Jan. 31, 2011	Apr. 30, 2010	Jan. 31, 2010		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Restricted Stock [Member]
Share Based Compensation [Line Items]
Outstanding and non-vested shares, Beginning balance		193,752		181,667	[1]	1,931,600		193,752		181,667	[1]
Granted			5,417	6,668				1,984,751	[2],[3],[4],[5]	12,085	[6]
Forfeited	2,500					(517,736)	[3],[5]	(65,651)	[1],[2],[3],[6]
Vested		1,250				(589,538)	[1],[2],[3],[4],[5]	(181,252)	[1],[6]
Outstanding and non-vested shares, Ending balance	1,931,600					824,326		1,931,600		193,752		181,667	[1]
Weighted Average Fair Values, Outstanding and non-vested shares, Beginning balance		$ 14.76		$ 15.01	[1]	$ 0.92		$ 14.76		$ 15.01	[1]
Weighted Average Fair Values, Granted								$ 0.93	[2],[3],[4],[5]	$ 11.04	[6]
Weighted Average Fair Values, Forfeited						$ 0.91	[3],[5]	$ 3.38	[1],[2],[3],[6]
Weighted Average Fair Values, Vested						$ 0.83	[1],[2],[3],[4],[5]	$ 14.94	[1],[6]
Weighted Average Fair Values, Outstanding and non-vested shares, Ending balance	$ 0.92					$ 0.99		$ 0.92		$ 14.76		$ 15.01	[1]
Weighted Average Vesting Period Outstanding (Years)						2 years 10 months 24 days		2 years 4 months 24 days		1 year 8 months 12 days		1 year 9 months 18 days	[1]
Weighted Average Vesting Period Granted (Years)								2 years 4 months 24 days	[2],[3],[4],[5]	1 year 2 months 12 days	[6]

[1]	181,667 shares were granted on the date of the recapitalization; 166,667 shares had a two-year vesting schedule (at January 1, 2011 and 2012), of which 83,334 shares, with an original vesting date January 1, 2012, were vested in July 15, 2011 upon the resignation of the former Chief Financial Officer; and 15,000 shares had a three-year vesting schedule (at January 1, 2011, 2012 and 2013), of which 5,000 shares, with an original vesting date of January 1, 2012 and January 1, 2013, were forfeited on December 31, 2011 due to the resignation of two board members. The remaining 2,500 shares will fully vest on January 1, 2013.
[2]	8,335 shares were granted to members of the board of directors on February 1, 2011. Of such shares, 5,001 shares were forfeited on December 31, 2011 due to the resignation of three board members and 3,334 shares were fully vested in 2012.
[3]	365,250 shares were granted on April 1, 2011 to employees, officers and directors with original vesting date April 1, 2013. Of such shares, 53,150 shares were forfeited during 2011 and 92,150 as of December 31, 2012. 50,600 were fully vested as of December 31, 2012. The remaining 169,350 shares will fully vest on April 1, 2013, unless forfeited prior to such time.
[4]	350,000 shares were granted to members of the board of directors on December 21, 2011, of which 140,000 shares were vested upon issuance (February 15, 2012) and the remaining 210,000 shares were vested on December 31, 2012.
[5]	1,261,166 shares were granted on December 21, 2011 to employees, officers and directors which were to be vested as follows: (i) 314,930 shares, were to be vested over four years with 25% of the grants being vested on each of the first, second, third and fourth anniversary of the issuance date (February 15, 2013, February 15, 2014, February 15, 2015 and February 15, 2016, respectively); and (ii) 946,236 shares were to be vested on the third anniversary of the issuance date (February 15, 2015). During 2012, 425,586 of such shares were forfeited and 183,104 were fully vested earlier than their original vesting date, upon approval from the Board of Directors. The remaining 652,476 shares will fully vest on their original vesting date, unless forfeited prior to such time.
[6]	6,668 shares were granted on January 1, 2010 and vested over a one year period (January 1, 2011). 5,417 shares were granted on April 15, 2010, of which: (a) 1,667 vested over a one year period (January 1, 2011) and (b) 3,750 with an original three-year vesting period (at January 1, 2011, 2012 and 2013) were treated as follows: (i) 1,250 vested on January 1, 2011 and (ii) the remaining 2,500 were forfeited on December 31, 2011 due to the resignation of one board member.

SHARE BASED COMPENSATION (Details 1) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009		Jun. 30, 2011
Share Based Compensation [Line Items]
Number of Options, Outstanding	170,833	275,000		275,000	[1]
Number of Options, Forfeited		(104,167)	[1]
Number of Options, Outstanding	170,833	170,833		275,000		275,000	[1]
Number of Options, Exercisable	170,833							145,833
Weighted Average Exercise Price, Outstanding	$ 32.12	$ 27.45		$ 27.45	[1]
Weighted Average Exercise Price, Forfeited		$ 19.8	[1]
Weighted Average Exercise Price, Outstanding	$ 32.12	$ 32.12		$ 27.45		$ 27.45	[1]
Weighted Average Exercise Price, Exercisable	$ 32.12
Weighted Average Fair Value, Outstanding	$ 6.96	$ 6.99		$ 6.24	[1]
Weighted AverageFair Value, Forfeited		$ 9.33	[1]
Weighted Average Vesting Period, Outstanding	$ 6.96	$ 6.96		$ 6.99		$ 6.24	[1]
Weighted AverageFair Value, Exercisable	$ 6.96
Weighted Average Vesting Period, Forfeited (Years)		0 years	[1]
Weighted Average Vesting Period, Outstanding (Years)	3 years	3 years		3 years		3 years	[1]
Weighted Average Vesting Period, Exercisable (Years)	0 years

[1]	In 2008, the Company granted 25,000 share options to purchase common shares subject to a vesting period of three annual equal installments. On October 13, 2009, all these shares were vested due to the recapitalization.

SHARE BASED COMPENSATION (Details Textual) (USD $)	1 Months Ended		12 Months Ended								0 Months Ended		1 Months Ended						12 Months Ended								1 Months Ended		1 Months Ended	12 Months Ended		1 Months Ended		12 Months Ended		15 Months Ended	1 Months Ended				12 Months Ended		1 Months Ended		12 Months Ended
	Jun. 30, 2011	Jan. 31, 2010	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 20, 2011	Dec. 19, 2011	Jul. 10, 2013 Subsequent Event [Member]	Feb. 05, 2013 Subsequent Event [Member]	Jan. 31, 2013 Subsequent Event [Member]	May 31, 2013 Mr. Zolotas [Member] Subsequent Event [Member]	Dec. 31, 2011 Restricted Stock [Member]	Jan. 31, 2011 Restricted Stock [Member]	Apr. 30, 2010 Restricted Stock [Member]	Jan. 31, 2010 Restricted Stock [Member]	Dec. 31, 2012 Restricted Stock [Member]		Dec. 31, 2011 Restricted Stock [Member]		Dec. 31, 2010 Restricted Stock [Member]		Dec. 31, 2009 Restricted Stock [Member]		Jul. 31, 2011 Restricted Stock [Member] Two Year Vesting Schedule [Member]	Dec. 31, 2009 Restricted Stock [Member] Two Year Vesting Schedule [Member]	Dec. 31, 2011 Restricted Stock [Member] Three Year Vesting Schedule [Member]	Dec. 31, 2012 Restricted Stock [Member] Three Year Vesting Schedule [Member]	Dec. 31, 2009 Restricted Stock [Member] Three Year Vesting Schedule [Member]	Apr. 30, 2010 Restricted Stock [Member] Vested Over One Year Period [Member]	Apr. 30, 2010 Restricted Stock [Member] Vested Three Year Vesting Period [Member]	Dec. 31, 2012 Executive Officers [Member]	Dec. 31, 2011 Executive Officers [Member]	Dec. 31, 2010 Executive Officers [Member]	Dec. 31, 2012 Board of Directors Chairman [Member] Restricted Stock [Member]	Feb. 29, 2012 Board of Directors Chairman [Member] Restricted Stock [Member]	Dec. 31, 2011 Board of Directors Chairman [Member] Restricted Stock [Member]	Feb. 28, 2011 Board of Directors Chairman [Member] Restricted Stock [Member]	Dec. 31, 2012 Three Board Members [Member] Restricted Stock [Member]	Dec. 31, 2011 Three Board Members [Member] Restricted Stock [Member]	Dec. 31, 2011 Employees, Officers and Directors [Member] Restricted Stock [Member]	Apr. 30, 2011 Employees, Officers and Directors [Member] Restricted Stock [Member]	Dec. 31, 2012 Employees, Officers and Directors [Member] Restricted Stock [Member]	Dec. 31, 2011 Employees, Officers and Directors [Member] Restricted Stock [Member]	Dec. 31, 2012 Approval from Board of Directors [Member] Restricted Stock [Member]
Share Based Compensation [Line Items]
Increment in reserved common shares									2,083,334	583,334
Share-based Compensation Arrangement by Share-based Payment Award, Shares Issued in Period			1,659,000	1,214,000
Share Based Compensation Salary																																		$ 1,450,000	$ 1,300,000	$ 1,300,000
Share Based Compensation Bonus																																		1,450,000	300,000	300,000
Stock Issued During Period Shares Share Based Compensation Per Share																																		$ 2	$ 2	$ 24
Stock Issued During Period, Shares, Share-based Compensation, Gross																																		1,450,000	800,000	66,667
Severance Agreements Termination Description			(i) five times his then current base salary, (ii) five times his annual bonus and (iii) the lesser of (x) the number of shares of the Companys common shares valued at two times his annual bonus at a price per share equal to the average trading price during the previous 30 trading days or (y) 20,000,000 shares, in each case within 30 days following the effectiveness of the termination.
Minimum Percentage Of Assets On Acquisition			50.00%
Minimum Percentage Of Voting Power Of Equity			50.00%
Maximum Percentage Of Voting Power Of Equity After Transaction			50.00%
Allocated Share-based Compensation Expense																			2,412,000		1,884,000		1,838,000
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Grants in Period																	5,417	6,668			1,984,751	[1],[2],[3],[4]	12,085	[5]								1,667	3,750						350,000	8,335			1,261,166	365,250
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Nonvested, Number															1,931,600				824,326		1,931,600		193,752		181,667	[6]		166,667			15,000														92,150
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Vested in Period																1,250			(589,538)	[1],[2],[3],[4],[6]	(181,252)	[5],[6]					83,334										210,000	140,000			3,334				50,600		183,104
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Forfeited in Period															2,500				(517,736)	[2],[4]	(65,651)	[1],[2],[5],[6]							5,000													5,001				53,150	425,586
Restricted Stock Expected To Vest In Next Fiscal Year																														2,500															169,350
Percentage Of Grants Vested On Each Anniversary Of Issuance Date																																														25.00%
Restricted Stock Expected To Be Vested On Third Anniversary																					946,236
Restricted Stock Expected To Be Vested On Original Vesting Date																			652,476
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Share-based Awards Other than Options																			309,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Grants in Period, Gross	250,000						250,000	25,000
Share-based Compensation Arrangement by Share-based Payment Award, Award Vesting Period							36 months
Share-based Compensation Arrangement by Share-based Payment Award, Options, Exercisable, Number	145,833		170,833
Stock or Unit Option Plan Expense				194,000		842,000
Reduction Of Compensation Expense Due To Forfeited Shares				496,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Remaining Contractual Term			6 years 7 months 6 days
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Intrinsic Value			0
Restricted Stock Expected To Be Vested Over Next Fiscal Year																																											314,930
Base Salary Under Employment Agreement		1,500,000
Bonus Per Year Under Employment Agreement		$ 4,500,000
Share-based Compensation Arrangement by Share-based Payment Award, Options, Forfeitures in Period				104,167	[7]
Stock Issued During Period, Shares, New Issues											61,000,000	43,931	620,149	5,083,769

[1]	8,335 shares were granted to members of the board of directors on February 1, 2011. Of such shares, 5,001 shares were forfeited on December 31, 2011 due to the resignation of three board members and 3,334 shares were fully vested in 2012.
[2]	365,250 shares were granted on April 1, 2011 to employees, officers and directors with original vesting date April 1, 2013. Of such shares, 53,150 shares were forfeited during 2011 and 92,150 as of December 31, 2012. 50,600 were fully vested as of December 31, 2012. The remaining 169,350 shares will fully vest on April 1, 2013, unless forfeited prior to such time.
[3]	350,000 shares were granted to members of the board of directors on December 21, 2011, of which 140,000 shares were vested upon issuance (February 15, 2012) and the remaining 210,000 shares were vested on December 31, 2012.
[4]	1,261,166 shares were granted on December 21, 2011 to employees, officers and directors which were to be vested as follows: (i) 314,930 shares, were to be vested over four years with 25% of the grants being vested on each of the first, second, third and fourth anniversary of the issuance date (February 15, 2013, February 15, 2014, February 15, 2015 and February 15, 2016, respectively); and (ii) 946,236 shares were to be vested on the third anniversary of the issuance date (February 15, 2015). During 2012, 425,586 of such shares were forfeited and 183,104 were fully vested earlier than their original vesting date, upon approval from the Board of Directors. The remaining 652,476 shares will fully vest on their original vesting date, unless forfeited prior to such time.
[5]	6,668 shares were granted on January 1, 2010 and vested over a one year period (January 1, 2011). 5,417 shares were granted on April 15, 2010, of which: (a) 1,667 vested over a one year period (January 1, 2011) and (b) 3,750 with an original three-year vesting period (at January 1, 2011, 2012 and 2013) were treated as follows: (i) 1,250 vested on January 1, 2011 and (ii) the remaining 2,500 were forfeited on December 31, 2011 due to the resignation of one board member.
[6]	181,667 shares were granted on the date of the recapitalization; 166,667 shares had a two-year vesting schedule (at January 1, 2011 and 2012), of which 83,334 shares, with an original vesting date January 1, 2012, were vested in July 15, 2011 upon the resignation of the former Chief Financial Officer; and 15,000 shares had a three-year vesting schedule (at January 1, 2011, 2012 and 2013), of which 5,000 shares, with an original vesting date of January 1, 2012 and January 1, 2013, were forfeited on December 31, 2011 due to the resignation of two board members. The remaining 2,500 shares will fully vest on January 1, 2013.
[7]	In 2008, the Company granted 25,000 share options to purchase common shares subject to a vesting period of three annual equal installments. On October 13, 2009, all these shares were vested due to the recapitalization.

COMMON SHARES AND DIVIDENDS (Details Textual)	Dec. 31, 2012	Dec. 31, 2012 Common Stock [Member]	Dec. 31, 2011 Common Stock [Member]	Dec. 31, 2010 Common Stock [Member]	Dec. 31, 2012 Common Stock [Member] Notes Payable, Other Payables [Member]	Dec. 31, 2012 Common Stock [Member] Lease Agreements [Member]	Dec. 31, 2012 Common Stock [Member] Accounts Payable [Member]	Dec. 31, 2010 Grandunion Inc. [Member]	Dec. 31, 2012 New Lead JMEG LLC [Member] Common Stock [Member]	Jan. 31, 2012 Lemissoler Maritime Company W.L.L. [Member] Common Stock [Member]	Jan. 31, 2011 Lemissoler Maritime Company W.L.L. [Member] Common Stock [Member]
Share-based compensation (in shares)		3,245,000	473,000
Issuance of common shares (in shares)		731,000	37,000	13,000					731,000	199,000	37,000
Stock Issued During Period Shares, Settlement Of Liabilities					264,939,000	109,839,000	10,328,000
Shares issued for business acquisition (in shares)				700,000				700,000
Debt Instrument, Interest Rate, Stated Percentage	4.50%				7.00%

FINANCIAL INSTRUMENTS (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets, Carrying amount
Cash and cash equivalents, Carrying amount	$ 1,043	$ 5,119	$ 67,531	$ 106,255
Restricted cash, Carrying amount	1,342	281
Trade receivables, net, Carrying amount	3,586	12,522
Other receivablee, Carrying amount	4,980	3,398
Liabilities, Carrying amount
Accounts payable, trade, Carrying amount	13,434	38,927
Current portion of long-term debt, Carrying amount	78,739	339,722
Senior convertible notes, net, Carrying amount	62,552	53,391
Derivative financial instruments, Carrying amount	767	8,808
Capital lease obligations, Carrying amount	0	107,527
Due to managing agent, Carrying amount	184	184
Assets Fair Value
Cash and cash equivalents, Fair Value	1,043	5,119
Restricted cash, Fair Value	1,342	281
Trade receivables, net, Fair Value	3,586	12,522
Other receivables, Fair Value	4,980	3,398
Liabilities, Fair Value
Accounts payable, trade, Fair Value	13,434	38,927
Current portion of long-term debt, Fair Value	17,400	207,281
Senior convertible notes, net, Fair Value	62,552	94,289
Derivative financial instruments, Fair Value	767	8,808
Capital lease obligations, Fair Value	0	69,812
Due to managing agent, Fair Value	$ 184	$ 184

FINANCIAL INSTRUMENTS (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Derivative financial instruments	$ 767		$ 8,808
Marfin Egnatia Bank Interest Rate Swap [Member]
Derivative, Inception Date	Sep 2, 2009
Derivative, Maturity Date	Sep 2, 2014
Derivative, Notional Amount	37,400
Derivative, Fixed Interest Rate	4.08%
Derivative, Description of Variable Rate Basis	3-month LIBOR
Derivative financial instruments	767		1,373
Bank Of Scotland Interest Rate Swap One [Member]
Derivative, Inception Date	Jul 6, 2010	[1]
Derivative, Maturity Date	Oct 15, 2015	[1]
Derivative, Notional Amount	63,636	[1]
Derivative, Fixed Interest Rate	4.01%	[1]
Derivative, Description of Variable Rate Basis	3-month LIBOR	[1]
Derivative financial instruments	0	[1]	6,042	[1]
Bank Of Scotland Interest Rate Swap Two [Member]
Derivative, Inception Date	Jul 6, 2010	[1]
Derivative, Maturity Date	Oct 15, 2015	[1]
Derivative, Notional Amount	13,333	[1]
Derivative, Fixed Interest Rate	4.01%	[1]
Derivative, Description of Variable Rate Basis	3-month LIBOR	[1]
Derivative financial instruments	$ 0	[1]	$ 1,393	[1]

[1]	These swaps were surrendered in conjunction with the foreclosure of vessel owning companies.

FINANCIAL INSTRUMENTS (Details 2) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets Fair Value
Cash and cash equivalents	$ 1,043	$ 5,119
Restricted cash	1,342	281
Vessels under construction		7,055
Assets held for sale		21,370
Vessels	4,775	210,850
Liabilities, Fair Value
Current portion of long-term debt	17,400	207,281
Senior convertible notes, net	62,552	94,289
Interest rate swaps	767	8,808
Capital lease obligations	0	69,812
Fair Value, Inputs, Level 1 [Member]
Assets Fair Value
Cash and cash equivalents	1,043	5,119
Restricted cash	1,342	281
Vessels under construction		0
Assets held for sale		0
Vessels	0	0
Liabilities, Fair Value
Current portion of long-term debt	0	0
Senior convertible notes, net	0	0
Interest rate swaps	0	0
Capital lease obligations		0
Fair Value, Inputs, Level 2 [Member]
Assets Fair Value
Cash and cash equivalents	0	0
Restricted cash	0	0
Vessels under construction		7,055
Assets held for sale		21,370
Vessels	4,775	210,850
Liabilities, Fair Value
Current portion of long-term debt	17,400	207,281
Senior convertible notes, net	62,552	94,289
Interest rate swaps	767	8,808
Capital lease obligations		69,812
Fair Value, Inputs, Level 3 [Member]
Assets Fair Value
Cash and cash equivalents	0	0
Restricted cash	0	0
Vessels under construction		0
Assets held for sale		0
Vessels	0	0
Liabilities, Fair Value
Current portion of long-term debt	0	0
Senior convertible notes, net	0	0
Interest rate swaps	0	0
Capital lease obligations		$ 0

FINANCIAL INSTRUMENTS (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	0 Months Ended	1 Months Ended		9 Months Ended	12 Months Ended				0 Months Ended		1 Months Ended	0 Months Ended		1 Months Ended	12 Months Ended		12 Months Ended
	Apr. 09, 2012	Dec. 31, 2012	Sep. 30, 2010	Sep. 29, 2010	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Jul. 10, 2013 Subsequent Event [Member]	Feb. 05, 2013 Subsequent Event [Member]	Jan. 31, 2013 Subsequent Event [Member]	Apr. 09, 2012 Warrant [Member]	Apr. 09, 2012 Warrant [Member]	Dec. 31, 2012 Warrant [Member]	Dec. 31, 2012 Warrant [Member]	Dec. 31, 2011 7% Notes [Member]	Dec. 31, 2009 Investment Bank of Greece [Member]	Dec. 31, 2009 Investment Bank of Greece [Member] 7% Notes [Member]
Convertible Debt, Fair Value Disclosures		$ 62,552			$ 62,552	$ 94,289										$ 94,289
Maximum Warrants To Purchase Common Shares																		416,667
Maximum Warrants To Purchase Common Shares Exercise Price Per Share																		$ 24
Debt Issuance Cost																		3,940
Write off of Deferred Debt Issuance Cost																	1,860
Unrealized Gain (Loss) on Derivatives				1,855	564	1,153	367
Warrant Liability Reclassified To Additional Pain In Capital			3,124
Professional Fees							600
Warrants Related Business Combination							112,500
Warrants Strike Price Per Share Related Business Combination							$ 3
Warrants Contractual Term Related Business Combination							10 years	10 years
Issuance of warrants for deferred charges					0	0	957
Warrants Related to advisory services, Number of Warrants authorized		1,250,000			750,000
Warrants Related to advisory services Warrants Strike Price Per Share		$ 0.25			$ 0.25
Warrants Related to advisory services Warrants Contractual Term		10 years			10 years
Warrants Related to advisory services Fair Value	494	509										1,000
Derivative financial instruments		$ 767			$ 767	$ 8,808
Issuance of common shares (in shares)									61,000,000	43,931	620,149
Granted													750,000	1,250,000	750,000
Warrants Exercisable Term														10 years	10 years
Fair Value Assumptions, Expected Dividend Rate														0.00%	0.00%
Fair Value Assumptions, Expected Volatility Rate														176.00%	150.00%
Fair Value Assumptions, Risk Free Interest Rate														1.73%	2.06%

COMMITMENTS AND CONTINGENT LIABILITIES (Details) (Terra Stabile Rental Agreements [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Terra Stabile Rental Agreements [Member]
December 31, 2013	$ 434
December 31, 2014	440
December 31, 2015	447
December 31, 2016	454
December 31, 2017	460
Thereafter	1,910
Operating leases future minimum payments due	$ 4,145

COMMITMENTS AND CONTINGENT LIABILITIES (Details 1) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Purchase Obligation	$ 564,362
Btu 12300 [Member]
Purchase Obligation, Due in Next Twelve Months	47,028
Purchase Obligation, Due in Second Year	64,350
Purchase Obligation, Due in Third Year	64,350
Purchase Obligation, Due in Fourth Year	64,350
Purchase Obligation, Due in Fifth Year	64,350
Purchase Obligation	304,428
Btu 10800 [Member]
Purchase Obligation, Due in Next Twelve Months	40,154
Purchase Obligation, Due in Second Year	54,945
Purchase Obligation, Due in Third Year	54,945
Purchase Obligation, Due in Fourth Year	54,945
Purchase Obligation, Due in Fifth Year	54,945
Purchase Obligation	$ 259,934

COMMITMENTS AND CONTINGENT LIABILITIES (Details Textual) In Thousands, unless otherwise specified	1 Months Ended	3 Months Ended	12 Months Ended					3 Months Ended	12 Months Ended
	Jan. 31, 2011 USD ($)	Sep. 30, 2010	Dec. 31, 2012 USD ($)	Dec. 31, 2012 AUD	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 21, 2010 USD ($)	Sep. 30, 2010 2006 built, 37,582 dwt, MR1 Tanker [Member] USD ($)	Dec. 31, 2012 Terra Stabile A.E. [Member] EUR (€)
Rent expense									€ 27,200
Operating leases expiry period									expire in April 2022
Long-term purchase commitment, amount								31,800
Long-term purchase commitment, minimum quantity required								1
Loss contingency, settlement agreement, date		December 21, 2010
Loss contingency, settlement agreement, consideration							3,177
Litigation settlement, expense	1,950
Impairment losses			7,054		83,950	39,515		5,127
Accrual for Environmental Loss Contingencies			3,454		7,615
Loss contingency, estimate of possible loss			500
Loss contingency, estimated recovery from third party			100% covered by the P&I Association	100% covered by the P&I Association
Pollution Cleanup Costs Provided Guarantee				500,000
Protection and indemnity insurance coverage			$ 1,000,000

TAXATION (Details Textual)	Dec. 31, 2012
Minimum Stock Ownership Percentage For Tax Exemption2	50.00%
Minimum Stock Ownership Percentage For Tax Exemption	50.00%

TRANSACTIONS INVOLVING RELATED PARTIES AND AFFILIATES (Details Textual) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended			0 Months Ended	4 Months Ended	12 Months Ended															1 Months Ended	12 Months Ended			0 Months Ended	1 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Apr. 28, 2010 Terra Stabile A.E. [Member]	Apr. 30, 2009 Magnus Carriers [Member]	Dec. 31, 2012 Magnus Carriers [Member]	Dec. 31, 2011 Magnus Carriers [Member]	Dec. 31, 2010 Magnus Carriers [Member]	Dec. 31, 2012 Sea Breeze Ltd. [Member]	Dec. 31, 2011 Sea Breeze Ltd. [Member]	Dec. 31, 2010 Sea Breeze Ltd. [Member]	Dec. 31, 2009 Newfront Shipping S.A. - Stamford Navigation Inc. [Member]	Dec. 31, 2012 Newfront Shipping S.A. [Member]	Dec. 31, 2011 Newfront Shipping S.A. [Member]	Dec. 31, 2010 Newfront Shipping S.A. [Member]	Dec. 31, 2012 Stamford Navigation Inc. [Member]	Dec. 31, 2011 Stamford Navigation Inc. [Member]	Dec. 31, 2010 Stamford Navigation Inc. [Member]	Dec. 31, 2010 NewLead Bulkers S.A. [Member]	Dec. 31, 2010 NewLead Shipping S.A. [Member]	Oct. 31, 2007 Domina Petridou O.E. [Member]	Dec. 31, 2012 Domina Petridou O.E. [Member]	Dec. 31, 2011 Domina Petridou O.E. [Member]	Dec. 31, 2010 Domina Petridou O.E. [Member]	Apr. 15, 2010 Aries Energy Corporation [Member]	Jul. 31, 2012 Terra Norma A.E. [Member]	Dec. 31, 2012 Terra Stabile A.E. and Terra Norma A.E. [Member]	Dec. 31, 2011 Terra Stabile A.E. and Terra Norma A.E. [Member]	Dec. 31, 2010 Terra Stabile A.E. and Terra Norma A.E. [Member]
Period for lease agreement				12 years																	9 years					12 months
Operating leases, rent expense																						$ 0	$ 0	$ 17			$ 346	$ 484	$ 340
Issuance of common shares (in shares)																											475,000
Due to related parties	90	445																									552
Percentage of commission of hires and freights earned by vessels					1.25%
Management fees per month per vessel					7
Percentage of commission on sale or purchase price of vessel					1.00%
Commissions and management fees						0	0	135
Percentage of brokerage commission											1.00%
Commissions	107	150	436						0	0	111
Annual management fees												185
Management fee													0	0	50	0	0	28	59	36
Acquisition of two Kamsarmaxes																									$ 112,700

DISCONTINUED OPERATIONS (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Operating Revenues	$ 14,187	$ 95,773	$ 86,503
Net loss	$ (1,800)	$ (166,679)	$ (13,803)

DISCONTINUED OPERATIONS (Details Textual) (USD $) In Thousands, unless otherwise specified	0 Months Ended	12 Months Ended			1 Months Ended	0 Months Ended				1 Months Ended	12 Months Ended	0 Months Ended							1 Months Ended		12 Months Ended	0 Months Ended				1 Months Ended	0 Months Ended
	Feb. 24, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2012 Four Vessel [Member]	May 22, 2012 Hull 4029 [Member]	Feb. 20, 2012 Hull 4029 [Member]	Mar. 14, 2012 Endurance Shipping LLC Lease Agreements [Member]	Oct. 21, 2011 Prime Mountain Shipping Ltd. Agreement [Member]	Jan. 31, 2012 Prime Mountain Shipping Ltd. Agreement [Member]	Dec. 31, 2011 Prime Mountain Shipping Ltd. Agreement [Member]	Jul. 19, 2012 Hiona Vessel [Member]	Jul. 27, 2012 Hiotissa Vessel [Member]	Apr. 06, 2012 Hiona and Hiotissa Vessel [Member]	Apr. 05, 2012 NewLead Venetico Vessel [Member]	Mar. 21, 2012 Navios Serenity Vessel [Member]	Feb. 16, 2012 NewLead Esmeralda Vessel [Member]	Dec. 29, 2011 Grand Ocean Vessel [Member]	Dec. 20, 2011 Two LR One Product Tanker Vessels [Member]	Jan. 31, 2012 NewLead Compass and NewLead Compassion Vessels [Member]	Dec. 31, 2012 NewLead Compass and NewLead Compassion Vessels [Member]	Sep. 20, 2011 NewLead Spartounta and NewLead Prosperity Vessels [Member]	Sep. 13, 2011 NewLead Spartounta and NewLead Prosperity Vessels [Member]	Aug. 12, 2011 NewLead Spartounta and NewLead Prosperity Vessels [Member]	Jan. 07, 2010 Saronikos Bridge Vessel [Member]	Jan. 20, 2010 MSC Seine Vessel [Member]	Dec. 22, 2011 NewLead Fortune and NewLead Avra Vessels [Member]	May 22, 2012 Handysize Syndicate Facility Agreement [Member]
Proceeds from sale of discontinued operations vessels												$ 28,500	$ 28,500		$ 9,450	$ 26,000	$ 11,400	$ 8,150		$ 79,197		$ 33,548	$ 33,548		$ 5,348	$ 5,399	$ 63,758
Disposals - Discontinued operations														18,011					8,640	14,267	14,267			4,931	1,226	1,271
Discontinued operation sales, address commission percentage										3.50%	3.50%			1.50%	4.25%			2.00%							1.00%	1.00%
Loss resulting from release of respective discontinued operations liabilities to lender	24,576
Discontinued operation sales, brokerage commission percentage																		1.00%							1.00%	1.00%
Discontinued operation sales, related party brokerage commission percentage																									1.00%	1.00%
Delay payment installment							7,400
Write Off Of Vessel Under Construction						7,240
Release Of Debt For Vessels Under Construction		5,492	0	0
Write off of purchase option liability upon termination of contract						1,779
Gain (loss) on contract termination						7,424		5,645
Part settlement of capital lease obligations									13,220
Impairment of long-lived assets to be disposed of		0	150,161	0
Loss On Sale Of Vessel From Discontinued Operations					669			5,645							1,268	49	28	457
Released Liability																												$ 7,400

SUBSEQUENT EVENTS (Details) (Terra Stabile A.E. and Terra Norma [Member], Subsequent Event [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Terra Stabile A.E. and Terra Norma [Member] | Subsequent Event [Member]
December 31, 2013	$ 294
December 31, 2014	275
December 31, 2015	438
December 31, 2016	445
December 31, 2017	451
Thereafter	1,873
Operating leases future minimum payments due	$ 3,776

SUBSEQUENT EVENTS (Details Textual) In Thousands, except Share data, unless otherwise specified	12 Months Ended					0 Months Ended	1 Months Ended	12 Months Ended	1 Months Ended	12 Months Ended			0 Months Ended	1 Months Ended		12 Months Ended			0 Months Ended		1 Months Ended	0 Months Ended				1 Months Ended					8 Months Ended		1 Months Ended	0 Months Ended					0 Months Ended		1 Months Ended	0 Months Ended				1 Months Ended	0 Months Ended	1 Months Ended	2 Months Ended	3 Months Ended	2 Months Ended		0 Months Ended			1 Months Ended					0 Months Ended		1 Months Ended	0 Months Ended		1 Months Ended											0 Months Ended	1 Months Ended		12 Months Ended				1 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Dec. 20, 2011	Dec. 19, 2011	Apr. 09, 2012 Warrant [Member]	Dec. 31, 2012 Warrant [Member]	Dec. 31, 2012 Warrant [Member]	Oct. 25, 2012 Coal Sale Purchase Agreements [Member] USD ($)	Dec. 31, 2012 Coal Sale Purchase Agreements [Member] USD ($)	Dec. 31, 2012 Coal Sale Purchase Agreements [Member] Minimum [Member]	Dec. 31, 2012 Coal Sale Purchase Agreements [Member] Maximum [Member]	Apr. 11, 2013 Piraeus Bank Credit Facilities [Member]	Nov. 02, 2012 Piraeus Bank Credit Facilities [Member] USD ($)	Jun. 30, 2012 Piraeus Bank Credit Facilities [Member] USD ($)	Dec. 31, 2012 Portigon AG Credit Facility [Member] USD ($)	Apr. 01, 2010 Portigon AG Credit Facility [Member] USD ($)	Apr. 10, 2012 Mojave Finance Inc. Credit Facility [Member] USD ($)	Jul. 10, 2013 Subsequent Event [Member] USD ($)	Jul. 15, 2013 Subsequent Event [Member]	Jun. 19, 2013 Subsequent Event [Member]	Mar. 13, 2013 Subsequent Event [Member]	Feb. 05, 2013 Subsequent Event [Member]	Jan. 04, 2013 Subsequent Event [Member]	Sep. 13, 2012 Subsequent Event [Member] USD ($)	Oct. 31, 2013 Subsequent Event [Member] USD ($)	Jul. 31, 2013 Subsequent Event [Member]	Apr. 30, 2013 Subsequent Event [Member]	Jan. 24, 2013 Subsequent Event [Member] USD ($)	Jan. 31, 2013 Subsequent Event [Member]	Aug. 30, 2013 Subsequent Event [Member] USD ($)	Jul. 09, 2013 Subsequent Event [Member] USD ($)	May 31, 2013 Subsequent Event [Member] Mr. Zolotas [Member] USD ($)	May 16, 2013 Subsequent Event [Member] Two Year Warrant [Member] USD ($)	Mar. 13, 2013 Subsequent Event [Member] Minimum [Member]	Mar. 13, 2013 Subsequent Event [Member] Maximum [Member]	Mar. 08, 2013 Subsequent Event [Member] Credit Facility [Member]	Mar. 04, 2013 Subsequent Event [Member] Credit Facility [Member] USD ($)	Apr. 05, 2013 Subsequent Event [Member] Mojave Finance Inc. Credit Facility [Member] USD ($)	Mar. 08, 2013 Subsequent Event [Member] Revolving Credit Facility [Member] USD ($)	Mar. 18, 2013 Subsequent Event [Member] Kentucky Property [Member] USD ($)	Feb. 12, 2013 Subsequent Event [Member] Kentucky Property [Member] USD ($)	Mar. 14, 2013 Subsequent Event [Member] Tennessee Property [Member] USD ($)	Feb. 12, 2013 Subsequent Event [Member] Tennessee Property [Member] USD ($)	Jan. 04, 2013 Subsequent Event [Member] Nickel Purchase Agreement [Member]	Mar. 31, 2013 Subsequent Event [Member] Nickel Purchase Agreement [Member] USD ($)	Jan. 05, 2013 Subsequent Event [Member] Newlead Markela Time Charter Agreements [Member] USD ($)	Mar. 23, 2013 Subsequent Event [Member] Coal Sale Purchase Agreements [Member] USD ($)	Feb. 28, 2013 Subsequent Event [Member] Coal Sale Purchase Agreements [Member] USD ($)	Jul. 31, 2013 Subsequent Event [Member] Coal Sale Purchase Agreements [Member] USD ($)	Feb. 28, 2013 Subsequent Event [Member] Coal Sale Purchase Agreements [Member] Minimum [Member]	Feb. 28, 2013 Subsequent Event [Member] Coal Sale Purchase Agreements [Member] Maximum [Member]	Mar. 11, 2013 Subsequent Event [Member] Management Agreements [Member] USD ($)	Jan. 05, 2013 Subsequent Event [Member] Newlead Victoria Time Charter Agreements [Member] USD ($)	Apr. 10, 2013 Subsequent Event [Member] Piraeus Bank Credit Facilities [Member] USD ($)	Mar. 28, 2013 Subsequent Event [Member] Portigon AG Credit Facility [Member] USD ($)	Mar. 28, 2013 Subsequent Event [Member] Portigon AG Credit Facility Amendment[Member] USD ($)	Mar. 28, 2013 Subsequent Event [Member] Portigon AG Credit Facility Amendment[Member] Three Quarterly Installments [Member] USD ($)	Mar. 28, 2013 Subsequent Event [Member] Portigon AG Credit Facility Amendment[Member] Followed By Fifteen Quarterly Installments [Member] USD ($)	Mar. 28, 2013 Subsequent Event [Member] Portigon AG Credit Facility Amendment[Member] Followed By Five Quarterly Installments [Member] USD ($)	Feb. 05, 2013 Subsequent Event [Member] New Senior Convertible Promissory Note [Member] USD ($)	Oct. 11, 2013 Subsequent Event [Member] Mojave Finance Inc. Credit Facility [Member] USD ($)	Jun. 19, 2013 Subsequent Event [Member] Tiger Note [Member] USD ($)	Apr. 05, 2013 Subsequent Event [Member] Additional Settlement Shares [Member]	Apr. 05, 2013 Subsequent Event [Member] Settlement Shares And Additional Settlement Shares [Member]	Jan. 31, 2013 Subsequent Event [Member] Terra Stabile A.E. [Member] EUR (€)	Jan. 31, 2013 Subsequent Event [Member] Terra Norma A.E Two Six Lease Agreement [Member] EUR (€)	Apr. 30, 2013 Subsequent Event [Member] Two Employees [Member]	Apr. 30, 2013 Subsequent Event [Member] Chairman [Member]	Apr. 30, 2013 Subsequent Event [Member] Top Management Employees [Member]	Apr. 30, 2013 Subsequent Event [Member] Former Chairman [Member]	Apr. 30, 2013 Subsequent Event [Member] Mr. Zolotas [Member]	Apr. 30, 2013 Subsequent Event [Member] Employees and Consultants [Member]	Apr. 30, 2013 Subsequent Event [Member] Nonexecutive Directors [Member]	Apr. 30, 2013 Subsequent Event [Member] After Former Chairman Resignation [Member]	Apr. 30, 2013 Subsequent Event [Member] One of the Company's Executive Officers [Member]	Feb. 05, 2013 Ex Director [Member] Subsequent Event [Member] USD ($)	Apr. 30, 2010 Restricted Stock [Member]	Jan. 31, 2010 Restricted Stock [Member]	Dec. 31, 2011 Restricted Stock [Member]		Dec. 31, 2010 Restricted Stock [Member]		Dec. 31, 2011 Restricted Stock [Member] Board of Directors Chairman [Member]	Feb. 28, 2011 Restricted Stock [Member] Board of Directors Chairman [Member]
Share-based goods and nonemployee services transaction, quantity of securities issued																															3,786,014
Outstanding liability settled amount																															$ 2,223																																														$ 44
Granted						750,000	1,250,000	750,000																																																																						5,417	6,668	1,984,751	[1],[2],[3],[4]	12,085	[5]	350,000	8,335
Rent expense																																																																			2,400
Aggregate monthly rate under rental agreement																																																																		27,200
Reduction of rent expense next two years																																																																		17,400
Minimum bid price per share																									$ 1	$ 1			$ 1
Issuance of common shares (in shares)																			61,000,000				43,931							620,149			5,083,769						6,000,000							258,536,585																		6,850,000	12,850,000			30,000	13,452,038	2,373,308	266,964	436,851	1,267,603	700,000	16,399,703	4,166,667
Stock delivered for nickel value																																														212,000
Time charter daily base rate from																																															18
Time charter daily base rate to																																															8
Time charter daily base rate																																																						7
Extended period of charter																																															February 2014
Contract Revenue									65,300	575,800																																							806,100	245,100
Contract Revenue Variation In Tonnage Supply Percentage											5.00%	10.00%																																							5.00%	10.00%
Increment in reserved common shares				2,083,334	583,334																														2,083,334	37,209,590
Debt Instrument, Face Amount																																																													1,000
Debt Instrument Additional Percentage Of Interest																																																													5.00%
Debt Instrument, Convertible, Conversion Price																																																													$ 0.82
Management Of Vessels Monthly Fee Revenue																																																					13
Percentage Of Yearly Increase In Common Shares Available For Issuance																						5.00%
Proceeds from sale of discontinued operations vessels																																																							57,000
Repayments of Lines of Credit														271	51,100
Number of shares issued as repayment of debt													46,250,000
Total outstanding balance																																																								25,250
Line of credit facility, periodic payment																																																										300	475	375
Line of credit facility balloon repayment																																																									15,350
Non refundable restructuring fee																																																									250
Percentage of Vested Common stock To Chairman and Top Management Employees																												40.00%
Percentage of Common stock To Vest in Next Fiscal Year To Chairman and Top Management Employees																												30.00%
Percentage of Common stock To Vest in Fiscal Year Two To Chairman and Top Management Employees																												30.00%
Stock issued during period, value, restricted stock award, gross																																										175		200
Committed to make and pay for certain improvements to the property in a minimum amount																																									300
Non refundable deposit																																									400
Committed to provide cash payment																																									175
Committed to deliver Company’s stock																																									175
Monthly Payments To sellers For Three Month Period																																									400
Monthly lease payment for three month period																																											450
Due per month for nine month period thereafter																																									1,100		3,200
Lease agreement																																											1 year
Debt Instrument, Interest Rate, Stated Percentage	4.50%																																								10.00%																				10.00%
Promissory notes payable	11,000	0																																									23,000
Debt Instrument, Maturity Date																																											Feb 15, 2015
Cancel To Supply Of Thermal Coal																																																510,500
Line of credit facility, Maximum borrowing capacity																	27,500	3,000																				500		1,350
Past-due accounts payable																																7,206							2,412
Proceeds From Resale Of Settlement Shares																			9,727																				3,135
Percentage Of Total Amount Of Claim																			135.00%																				130.00%
Legal Fees and Expenses Description																																							the total dollar amount of Hanover’s legal fees and expenses incurred in connection with the Action, subject to the cap set forth above (less $10 heretofore paid by the Company), supported by daily written reports to be delivered by Hanover to the Company
Minimum Percentage Of Provision Of Settlement Agreement At Any Time On Common Shares																																							4.99%
Minimum Percentage Of Provision Of Settlement Agreement At Any Time On Common Shares Or other Voting Securities																											9.99%												9.99%
Percentage Of Balance Of Proceeds Loan After Repayment Of Outstanding Loan																																																									75.00%
Direct Sale Costs and Trade Debt																																																									500
Line of Credit Facility, Covenant Compliance																(i) if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility. The value to loan ratio is set at 100% until December 31, 2012 and 125% thereafter. As of December 31, 2012, the Company was not in compliance with this ratio.																																								if the Company is in compliance with the value to loan ratio, 50% of the excess cash must be applied towards prepayment of the loan facility; and (ii) if the Company is not in compliance with the value to loan ratio, 100% of the excess cash must be applied towards the prepayment of the loan facility.
Debt Instrument Fixed Interest Rate, Stated Percentage																																					24.00%	24.00%
Line Of Credit Facility, Amount Outstanding																25,250																																														3,000
Maximum Warrants To Purchase Common Shares																																		1,666,667
Maximum Warrants To Purchase Common Shares Value																																		250,000
Maximum Warrants To Purchase Common Shares Exercise Price Per Share																																		$ 0.15
Stock Issued During Period, Value, New Issues	1,024	87	0																														5,083,769
Percentage Of Discount Of Valuation For Nickel Transaction																								99.00%
Interest Rate of Remaining Lease Payments																				6.00%
Proceeds From Convertible Debt																																																															$ 1,670
Debt Instrument, Interest Rate Terms																																																															Borrowings under this note bear a fixed interest rate of 8% per annum on the unpaid principal balance if paid in cash or 15% per annum on the outstanding principal balance if settled by issuance of shares of the Company, at the option of the Company.
Percentage Of Arithmetic Average Of Closing Price Of Common Shares On Convertible Debt																																																															95.00%
Volume Weighted Average Price Shares Issued																					11,995,826
Stock Cancelled During Period																					854,174
Description Of July Settlement Shares																											Hanover shall not offer or sell any July Settlement Shares on, or over the course of, such trading day in excess of the greater of (i) 15% of the worldwide average daily trading volume in the Companys common shares on all national securities exchanges and automated quotation systems, if any, on which the common shares is listed or designated for quotation (as the case may be), excluding any sales of common shares by Hanover, for the 10 trading days immediately preceding such trading day and (ii) $65 worth of common shares.
Acquired Nickel Wire																																													3,750

[1]	8,335 shares were granted to members of the board of directors on February 1, 2011. Of such shares, 5,001 shares were forfeited on December 31, 2011 due to the resignation of three board members and 3,334 shares were fully vested in 2012.
[2]	365,250 shares were granted on April 1, 2011 to employees, officers and directors with original vesting date April 1, 2013. Of such shares, 53,150 shares were forfeited during 2011 and 92,150 as of December 31, 2012. 50,600 were fully vested as of December 31, 2012. The remaining 169,350 shares will fully vest on April 1, 2013, unless forfeited prior to such time.
[3]	350,000 shares were granted to members of the board of directors on December 21, 2011, of which 140,000 shares were vested upon issuance (February 15, 2012) and the remaining 210,000 shares were vested on December 31, 2012.
[4]	1,261,166 shares were granted on December 21, 2011 to employees, officers and directors which were to be vested as follows: (i) 314,930 shares, were to be vested over four years with 25% of the grants being vested on each of the first, second, third and fourth anniversary of the issuance date (February 15, 2013, February 15, 2014, February 15, 2015 and February 15, 2016, respectively); and (ii) 946,236 shares were to be vested on the third anniversary of the issuance date (February 15, 2015). During 2012, 425,586 of such shares were forfeited and 183,104 were fully vested earlier than their original vesting date, upon approval from the Board of Directors. The remaining 652,476 shares will fully vest on their original vesting date, unless forfeited prior to such time.
[5]	6,668 shares were granted on January 1, 2010 and vested over a one year period (January 1, 2011). 5,417 shares were granted on April 15, 2010, of which: (a) 1,667 vested over a one year period (January 1, 2011) and (b) 3,750 with an original three-year vesting period (at January 1, 2011, 2012 and 2013) were treated as follows: (i) 1,250 vested on January 1, 2011 and (ii) the remaining 2,500 were forfeited on December 31, 2011 due to the resignation of one board member.